EXHIBIT 99.1

GSAA-04-11 Effective WAC Cap table at 20 CPR


Asumptions:
    o    One and Six month and one year libor, 1-year CMT remain constant at 20%
    o    Prepayments at the 20 Prepayment Assumption
    o    Bonds pay on the 25th
    o    Actual/360


         --------------------------------------------
                     Distribution    Effective Wac
           Period        Date           Cap (%)
         --------------------------------------------
                1          Jan-05         10.00000
                2          Feb-05          9.95068
                3          Mar-05          9.91681
                4          Apr-05          9.85614
                5          May-05          9.81739
                6          Jun-05          9.76286
                7          Jul-05          9.72909
                8          Aug-05          9.67163
                9          Sep-05          9.63320
               10          Oct-05          9.60769
               11          Nov-05          9.54649
               12          Dec-05          9.52572
               13          Jan-06          9.46169
               14          Feb-06          9.41999
               15          Mar-06          9.47879
               16          Apr-06          9.34956
               17          May-06          9.34130
               18          Jun-06          9.27076
               19          Jul-06          9.26691
               20          Aug-06          9.19369
               21          Sep-06          9.17084
               22          Oct-06          9.17535
               23          Nov-06          9.09836
               24          Dec-06          9.10641
               25          Jan-07          9.02683
               26          Feb-07          8.99166
               27          Mar-07          9.13527
               28          Apr-07          8.94220
               29          May-07          8.96168
               30          Jun-07          8.87579
               31          Jul-07          8.89918
               32          Aug-07          8.81084
               33          Sep-07          8.79971
               34          Oct-07          9.72120
               35          Nov-07          9.62869
               36          Dec-07          9.71450
               37          Jan-08          9.61071
               38          Feb-08          9.60186
               39          Mar-08          9.80323
               40          Apr-08          9.78220
               41          May-08          9.89162
               42          Jun-08          9.77476
               43          Jul-08          9.88713
               44          Aug-08          9.76595
               45          Sep-08          9.76160
               46          Oct-08          9.88051
               47          Nov-08          9.75303
               48          Dec-08          9.87619
               49          Jan-09          9.74462
               50          Feb-09          9.74047
               51          Mar-09         10.38741
               52          Apr-09          9.73229
               53          May-09          9.86564
               54          Jun-09          9.72425
               55          Jul-09          9.86152
               56          Aug-09          9.71636
               57          Sep-09          9.71246
               58          Oct-09         10.47666
               59          Nov-09         10.96554
               60          Dec-09         11.33107
               61          Aug-09         10.96555
               62          Sep-09         10.96556
               63          Oct-09         12.14044
               64          Nov-09         10.96801
               65          Dec-09         11.33361
               66          Jan-10         10.96802
               67          Feb-10         11.33362
               68          Mar-10         10.96802
               69          Apr-10         10.96802
               70          May-10         11.33363
               71          Jun-10         10.96803
               72          Jul-10         11.33363
               73          Aug-10         10.96804
               74          Sep-10         10.96804
               75          Oct-10         12.14319
               76          Nov-10         10.96804
               77          Dec-10         11.33364
               78          Jan-11         10.96804
               79          Feb-11         11.33365
               80          Mar-11         10.96805
               81          Apr-11         10.98748
               82          May-11         11.35374
               83          Jun-11         10.98927
               84          Jul-11         11.35559
               85          Aug-11         10.98930
               86          Sep-11         10.98931
               87          Oct-11         11.74721
               88          Nov-11         10.98934
               89          Dec-11         11.35566
               90          Jan-12         10.98936
               91          Feb-12         11.35569
               92          Mar-12         10.98939
               93          Apr-12         10.98941
               94          May-12         11.35573
               95          Jun-12         10.98943
               96          Jul-12         11.35576
               97          Aug-12         10.98946
               98          Sep-12         10.98947
               99          Oct-12         12.16693
              100          Nov-12         10.98950
              101          Dec-12         11.35583
              102          Jan-13         10.98953
              103          Feb-13         11.35586
              104          Mar-13         10.98955
              105          Apr-13         10.98957
              106          May-13         11.35590
              107          Jun-13         10.98959
              108          Jul-13         11.35592
              109          Aug-13         10.98962
              110          Sep-13         10.98963
              111          Oct-13         12.16710
              112          Nov-13         10.98965
              113          Dec-13         11.35599
              114          Jan-14         10.98968
              115          Feb-14         11.35601
              116          Mar-14         10.98970
              117          Apr-14         10.98972
              118          May-14         11.37924
              119          Jun-14         11.01874
              120          Jul-14         11.38607
         --------------------------------------------




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 50
Schedule Balance: $14,889,619.20
AverageSched Bal: $297,792.38
GrossWAC: 5.912
NetWAC: 5.648
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.74
Periodic CAP: 1.03
MAXRATE: 11.57
MINRATE: 2.69
MTR: 39.18
MARGIN: 2.69
OLTV: 78.10
COLTV: 84.08
FICO: 690.771
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
4.501 - 5.000                                                             12.89
5.001 - 5.500                                                             21.69
5.501 - 6.000                                                             20.03
6.001 - 6.500                                                             28.37
6.501 - 7.000                                                             10.26
7.001 - 7.500                                                              6.76
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.65
50,000.01 - 100,000.00                                                     4.55
100,000.01 - 150,000.00                                                    4.34
150,000.01 - 200,000.00                                                   12.31
200,000.01 - 250,000.00                                                    1.68
250,000.01 - 275,000.00                                                    3.56
275,000.01 - 350,000.00                                                   17.04
350,000.01 - 400,000.00                                                    2.66
400,000.01 - 450,000.00                                                    8.40
450,000.01 - 500,000.00                                                   10.03
500,000.01 - 550,000.00                                                   14.30
550,000.01 - 600,000.00                                                    7.59
1,500,000.01 >=                                                           12.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
354.000                                                                   12.89
356.000                                                                    8.41
357.000                                                                   20.25
358.000                                                                   25.21
359.000                                                                   27.34
360.000                                                                    5.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
0                                                                          5.89
1                                                                         27.34
2                                                                         25.21
3                                                                         20.25
4                                                                          8.41
6                                                                         12.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        45.40
FL                                                                         4.43
GA                                                                         3.19
IL                                                                         6.61
NY                                                                        12.88
AZ                                                                         3.39
MD                                                                         4.80
MI                                                                         1.80
MN                                                                         2.42
PA                                                                         1.14
Other                                                                     13.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
60.001 - 70.000                                                           14.35
70.001 - 75.000                                                           13.81
75.001 - 80.000                                                           51.07
80.001 - 85.000                                                           20.77
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
80.001 - 85.000                                                          100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                         15.38
650.000 - 699.999                                                         43.71
700.000 - 749.999                                                         33.45
750.000 - 799.999                                                          7.47
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
OLTV <= 80 - NO MI                                                        79.23
PMI MORTGAGE INSURANCE CO                                                  8.83
RADIAN                                                                    11.94
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 27.19
OWNER OCCUPIED                                                            72.81
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                17.58
CONDO                                                                      3.38
PUD                                                                       14.19
SINGLE FAMILY                                                             64.85
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              29.38
PURCHASE                                                                  34.69
RATE/TERM REFI                                                            35.93
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
FULL/ALTERNATE DOC                                                        13.30
NO DOC                                                                    12.85
STATED INCOME                                                             73.85
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                         13.33
Y                                                                         86.67
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                       Percent
--------------------------------------------------------------------------------
 0.000                                                                    13.33
36.000                                                                    57.76
60.000                                                                    28.28
84.000                                                                     0.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                         20.77
Y                                                                         79.23
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         89.33
Y                                                                         10.67
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
 0.000                                                                    89.33
36.000                                                                    10.67
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                  12.85
10.001 - 20.000                                                            2.73
20.001 - 30.000                                                           28.90
30.001 - 40.000                                                           45.98
40.001 - 50.000                                                            9.53
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                49.48
NON CONFORMING                                                            50.52
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                               2.66
6 MONTH LIBOR                                                             97.34
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              6.40
2.001 - 2.500                                                              2.66
2.501 - 3.000                                                             90.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                    Percent
--------------------------------------------------------------------------------
1.000                                                                      6.40
5.000                                                                     93.60
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     97.34
2.000                                                                      2.66
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
9.501 - 10.000                                                            12.89
10.501 - 11.000                                                           12.33
11.001 - 11.500                                                           23.02
11.501 - 12.000                                                           13.76
12.001 - 12.500                                                           29.12
12.501 - 13.000                                                            6.93
13.001 - 13.500                                                            1.96
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              6.40
2.001 - 2.500                                                              2.66
2.501 - 3.000                                                             90.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         82.42
2                                                                         10.37
3                                                                          3.36
4                                                                          3.86
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
3 YEAR ARM                                                                62.59
5 YEAR ARM                                                                30.39
6 MONTH ARM                                                                6.40
7 YEAR ARM                                                                 0.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                         Percent
--------------------------------------------------------------------------------
N                                                                         69.61
Y                                                                         30.39
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                                2.66
GREENPOINT                                                                97.34
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 11:50                    Page 1 of 1

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 663
Schedule Balance: $165,887,942.36
AverageSched Bal: $250,208.06
GrossWAC: 6.147
NetWAC: 5.884
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.77
Periodic CAP: 1.06
MAXRATE: 11.93
MINRATE: 2.68
MTR: 37.87
MARGIN: 2.68
OLTV: 79.65
COLTV: 89.79
FICO: 703.857
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              0.16
4.001 - 4.500                                                              1.75
4.501 - 5.000                                                              2.37
5.001 - 5.500                                                              9.48
5.501 - 6.000                                                             28.84
6.001 - 6.500                                                             33.99
6.501 - 7.000                                                             16.90
7.001 - 7.500                                                              5.74
7.501 - 8.000                                                              0.78
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.57
50,000.01 - 100,000.00                                                     3.39
100,000.01 - 150,000.00                                                   10.78
150,000.01 - 200,000.00                                                   10.57
200,000.01 - 250,000.00                                                   10.10
250,000.01 - 275,000.00                                                    4.47
275,000.01 - 350,000.00                                                   13.52
350,000.01 - 400,000.00                                                    8.11
400,000.01 - 450,000.00                                                    7.13
450,000.01 - 500,000.00                                                    7.23
500,000.01 - 550,000.00                                                    5.08
550,000.01 - 600,000.00                                                    4.47
600,000.01 - 750,000.00                                                    7.57
750,000.01 - 850,000.00                                                    0.99
850,000.01 - 950,000.00                                                    0.54
950,000.01 - 1,000,000 00                                                  4.13
1,000,000.01 - 1,250,000.00                                                1.35
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
349.000                                                                    0.31
354.000                                                                    1.61
355.000                                                                    1.82
356.000                                                                    4.74
357.000                                                                   26.61
358.000                                                                   13.75
359.000                                                                   42.88
360.000                                                                    8.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
 0                                                                         8.28
 1                                                                        42.88
 2                                                                        13.75
 3                                                                        26.61
 4                                                                         4.74
 5                                                                         1.82
 6                                                                         1.61
11                                                                         0.31
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        40.56
AZ                                                                         4.54
FL                                                                         4.05
NY                                                                         8.84
NV                                                                         5.82
WA                                                                         3.23
MA                                                                         4.33
MD                                                                         2.70
CO                                                                         1.95
IL                                                                         3.06
Other                                                                     20.92
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.74
50.001 - 60.000                                                            0.40
60.001 - 70.000                                                            4.94
70.001 - 75.000                                                            6.82
75.001 - 80.000                                                           75.37
85.001 - 90.000                                                           11.72
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
85.001 - 90.000                                                          100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          9.51
650.000 - 699.999                                                         41.08
700.000 - 749.999                                                         32.79
750.000 - 799.999                                                         15.14
800.000 - 819.999                                                          1.49
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
GEMICO                                                                     0.53
MORTGAGE GUARANTY INSURANCE CO                                             0.35
OLTV <= 80 - NO MI                                                        88.28
PMI MORTGAGE INSURANCE CO                                                  5.50
RADIAN                                                                     4.55
REPUBLIC MORTGAGE INSUANCE CO                                              0.29
TRIAD                                                                      0.44
UGIC                                                                       0.06
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 50.91
OWNER OCCUPIED                                                            47.15
SECOND HOME                                                                1.94
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                20.61
CONDO                                                                      9.38
CO-OP                                                                      0.37
PUD                                                                       19.88
SINGLE FAMILY                                                             49.76
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              11.76
PURCHASE                                                                  75.50
RATE/TERM REFI                                                            12.74
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        17.93
NO DOC                                                                     5.66
STATED INCOME                                                             76.41
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                          5.89
Y                                                                         94.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
  0.000                                                                    5.89
 36.000                                                                   67.89
 60.000                                                                   25.70
 84.000                                                                    0.40
120.000                                                                    0.12
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                         11.72
Y                                                                         88.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         82.11
Y                                                                         17.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
 0.000                                                                    82.11
12.000                                                                     0.15
36.000                                                                    17.64
42.000                                                                     0.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   5.66
0.001 - 10.000                                                             0.34
10.001 - 20.000                                                            4.88
20.001 - 30.000                                                           18.68
30.001 - 40.000                                                           59.74
40.001 - 50.000                                                           10.41
50.001 - 60.000                                                            0.27
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                57.05
NON CONFORMING                                                            42.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                               5.72
6 MONTH LIBOR                                                             94.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              5.82
2.001 - 2.500                                                              5.72
2.501 - 3.000                                                             88.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment CapPercent
--------------------------------------------------------------------------------
1.000                                                                      5.82
5.000                                                                     94.18
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     94.28
2.000                                                                      5.72
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
9.501 - 10.000                                                             0.24
10.001 - 10.500                                                            1.11
10.501 - 11.000                                                           14.06
11.001 - 11.500                                                           12.26
11.501 - 12.000                                                           25.04
12.001 - 12.500                                                           31.87
12.501 - 13.000                                                           12.26
13.001 - 13.500                                                            2.67
13.501 - 14.000                                                            0.48
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              5.82
2.001 - 2.500                                                              5.72
2.501 - 3.000                                                             88.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         79.58
2                                                                          8.47
3                                                                          6.06
4                                                                          5.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.12
3 YEAR ARM                                                                71.93
5 YEAR ARM                                                                21.65
6 MONTH ARM                                                                5.82
7 YEAR ARM                                                                 0.48
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                         Percent
--------------------------------------------------------------------------------
N                                                                         58.50
Y                                                                         41.50
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                                5.72
GREENPOINT                                                                94.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 11:51                    Page 1 of 1

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 510
Schedule Balance: $104,254,005.58
AverageSched Bal: $204,419.62
GrossWAC: 6.009
NetWAC: 5.739
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.52
Periodic CAP: 1.04
MAXRATE: 11.74
MINRATE: 2.65
MTR: 37.02
MARGIN: 2.64
OLTV: 80.40
COLTV: 94.78
FICO: 717.292
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              0.16
4.001 - 4.500                                                              1.86
4.501 - 5.000                                                              6.10
5.001 - 5.500                                                             13.99
5.501 - 6.000                                                             33.23
6.001 - 6.500                                                             27.88
6.501 - 7.000                                                             12.73
7.001 - 7.500                                                              3.16
7.501 - 8.000                                                              0.62
8.001 - 8.500                                                              0.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.27
50,000.01 - 100,000.00                                                     7.39
100,000.01 - 150,000.00                                                   14.93
150,000.01 - 200,000.00                                                   12.89
200,000.01 - 250,000.00                                                   13.95
250,000.01 - 275,000.00                                                    5.03
275,000.01 - 350,000.00                                                   12.38
350,000.01 - 400,000.00                                                    9.88
400,000.01 - 450,000.00                                                    4.97
450,000.01 - 500,000.00                                                    5.92
500,000.01 - 550,000.00                                                    2.99
550,000.01 - 600,000.00                                                    3.31
600,000.01 - 750,000.00                                                    3.76
750,000.01 - 850,000.00                                                    1.48
850,000.01 - 950,000.00                                                    0.85
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
354.000                                                                    0.53
355.000                                                                    0.75
356.000                                                                    3.58
357.000                                                                   38.98
358.000                                                                    9.17
359.000                                                                   41.17
360.000                                                                    5.82
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
0                                                                          5.82
1                                                                         41.17
2                                                                          9.17
3                                                                         38.98
4                                                                          3.58
5                                                                          0.75
6                                                                          0.53
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        23.78
AZ                                                                         5.53
GA                                                                         5.03
CO                                                                         6.21
FL                                                                         6.24
WA                                                                         5.54
IL                                                                         5.82
NY                                                                         6.23
TX                                                                         1.73
NC                                                                         1.90
Other                                                                     31.99
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.07
50.001 - 60.000                                                            0.45
60.001 - 70.000                                                            2.79
70.001 - 75.000                                                            2.05
75.001 - 80.000                                                           87.06
90.001 - 95.000                                                            7.58
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
90.001 - 95.000                                                          100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          1.86
650.000 - 699.999                                                         36.64
700.000 - 749.999                                                         38.29
750.000 - 799.999                                                         21.56
800.000 - 819.999                                                          1.65
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                             0.46
OLTV <= 80 - NO MI                                                        92.42
PMI MORTGAGE INSURANCE CO                                                  3.65
RADIAN                                                                     3.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 37.99
OWNER OCCUPIED                                                            59.34
SECOND HOME                                                                2.67
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                13.39
CONDO                                                                     10.89
PUD                                                                       21.27
SINGLE FAMILY                                                             54.45
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                               2.56
PURCHASE                                                                  80.58
RATE/TERM REFI                                                            16.86
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        41.46
NO DOC                                                                     3.42
STATED INCOME                                                             55.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                          6.13
Y                                                                         93.87
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
  0.000                                                                    6.13
 36.000                                                                   59.03
 60.000                                                                   34.35
 84.000                                                                    0.16
120.000                                                                    0.33
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                          7.58
Y                                                                         92.42
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         74.50
Y                                                                         25.50
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
 0.000                                                                    74.50
12.000                                                                     0.28
36.000                                                                    24.60
42.000                                                                     0.62
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   3.52
0.001 - 10.000                                                             0.85
10.001 - 20.000                                                            3.39
20.001 - 30.000                                                           16.85
30.001 - 40.000                                                           62.53
40.001 - 50.000                                                           11.76
50.001 - 60.000                                                            1.00
60.001 - 70.000                                                            0.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                68.91
NON CONFORMING                                                            31.09
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                               3.96
6 MONTH LIBOR                                                             96.04
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             11.93
2.001 - 2.500                                                              3.54
2.501 - 3.000                                                             84.53
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment CapPercent
--------------------------------------------------------------------------------
1.000                                                                     11.93
5.000                                                                     88.07
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     96.04
2.000                                                                      3.96
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
9.001 - 9.500                                                              0.34
9.501 - 10.000                                                             0.37
10.001 - 10.500                                                            1.39
10.501 - 11.000                                                           18.96
11.001 - 11.500                                                           18.65
11.501 - 12.000                                                           32.53
12.001 - 12.500                                                           18.43
12.501 - 13.000                                                            6.33
13.001 - 13.500                                                            2.71
13.501 - 14.000                                                            0.30
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             11.93
2.001 - 2.500                                                              3.54
2.501 - 3.000                                                             84.25
3.001 - 3.500                                                              0.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         86.17
2                                                                         10.59
3                                                                          1.92
4                                                                          1.32
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.33
3 YEAR ARM                                                                61.68
5 YEAR ARM                                                                25.90
6 MONTH ARM                                                               11.93
7 YEAR ARM                                                                 0.16
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                         Percent
--------------------------------------------------------------------------------
N                                                                         73.41
Y                                                                         26.59
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                                3.96
GREENPOINT                                                                96.04
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 11:51                    Page 1 of 1

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 196
Schedule Balance: $51,956,015.07
AverageSched Bal: $265,081.71
GrossWAC: 5.816
NetWAC: 5.539
OTERM: 360
RTERM: 358
ATERM: 359
AGE: 2
First CAP: 4.31
Periodic CAP: 1.41
MAXRATE: 11.29
MINRATE: 2.42
MTR: 41.06
MARGIN: 2.42
OLTV: 79.54
COLTV: 99.89
FICO: 720.809
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              1.15
4.001 - 4.500                                                              1.87
4.501 - 5.000                                                              6.10
5.001 - 5.500                                                             18.86
5.501 - 6.000                                                             44.56
6.001 - 6.500                                                             17.72
6.501 - 7.000                                                              7.87
7.001 - 7.500                                                              1.88
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.16
50,000.01 - 100,000.00                                                     1.91
100,000.01 - 150,000.00                                                    9.53
150,000.01 - 200,000.00                                                    8.29
200,000.01 - 250,000.00                                                    6.80
250,000.01 - 275,000.00                                                    7.04
275,000.01 - 350,000.00                                                   18.16
350,000.01 - 400,000.00                                                   20.35
400,000.01 - 450,000.00                                                    8.31
450,000.01 - 500,000.00                                                    7.24
500,000.01 - 550,000.00                                                    6.08
550,000.01 - 600,000.00                                                    2.21
600,000.01 - 750,000.00                                                    2.45
750,000.01 - 850,000.00                                                    1.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
354.000                                                                    1.15
355.000                                                                    0.57
356.000                                                                    2.85
357.000                                                                   22.98
358.000                                                                   11.25
359.000                                                                   55.71
360.000                                                                    5.50
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
0                                                                          5.50
1                                                                         55.71
2                                                                         11.25
3                                                                         22.98
4                                                                          2.85
5                                                                          0.57
6                                                                          1.15
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        54.54
FL                                                                         5.33
IL                                                                         4.14
CO                                                                         2.93
NC                                                                         3.43
WA                                                                         3.83
OH                                                                         2.34
OR                                                                         3.13
AZ                                                                         2.19
VA                                                                         3.69
Other                                                                     14.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
60.001 - 70.000                                                            1.92
70.001 - 75.000                                                            0.99
75.001 - 80.000                                                           97.09
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
95.001 - 100.000                                                         100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          0.59
650.000 - 699.999                                                         27.98
700.000 - 749.999                                                         46.43
750.000 - 799.999                                                         23.36
800.000 - 819.999                                                          1.64
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
OLTV <= 80 - NO MI                                                       100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
OWNER OCCUPIED                                                           100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                 0.55
CONDO                                                                     19.07
PUD                                                                       24.17
SINGLE FAMILY                                                             56.20
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                               0.36
PURCHASE                                                                  88.69
RATE/TERM REFI                                                            10.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        63.37
STATED INCOME                                                             36.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                          2.44
Y                                                                         97.56
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
 0.000                                                                     2.44
36.000                                                                    32.82
60.000                                                                    64.74
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
Y                                                                        100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         80.29
Y                                                                         19.71
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
 0.000                                                                    80.29
30.000                                                                     0.31
36.000                                                                    19.40
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
10.001 - 20.000                                                            2.25
20.001 - 30.000                                                           11.75
30.001 - 40.000                                                           52.85
40.001 - 50.000                                                           31.71
50.001 - 60.000                                                            1.44
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                47.34
NON CONFORMING                                                            52.66
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                              40.56
1 YEAR TREASURY                                                            0.79
6 MONTH LIBOR                                                             58.66
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             17.22
2.001 - 2.500                                                             40.56
2.501 - 3.000                                                             42.22
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                    Percent
--------------------------------------------------------------------------------
1.000                                                                     17.22
5.000                                                                     82.78
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     58.66
2.000                                                                     41.34
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
9.501 - 10.000                                                             0.68
10.001 - 10.500                                                            9.06
10.501 - 11.000                                                           39.44
11.001 - 11.500                                                           18.82
11.501 - 12.000                                                           22.53
12.001 - 12.500                                                            5.84
12.501 - 13.000                                                            2.74
13.001 - 13.500                                                            0.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             17.22
2.001 - 2.500                                                             40.56
2.501 - 3.000                                                             42.22
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         99.00
2                                                                          1.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
3 YEAR ARM                                                                33.45
5 YEAR ARM                                                                49.33
6 MONTH ARM                                                               17.22
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                         Percent
--------------------------------------------------------------------------------
N                                                                         82.27
Y                                                                         17.73
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                               41.34
GREENPOINT                                                                58.66
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 11:51                    Page 1 of 1

                                 $478,665,000(1)
                                  (Approximate)
                         GSAA Home Equity Trust 2004-11
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates

               Approximate Initial                   Primary       Expected         Initial        Average      Principal
                    Principal        Certificate    Collateral      Credit        Pass-Through       Life        Payment
Certificates     Balance (1)(2)         Type         Group(3)     Support(4)        Rate (5)       (yrs)(6)   Window (6) (7)
------------   -------------------   -----------   ------------   ----------    ----------------   --------   --------------
    A-1               $142,649,000       Sr          Group I            8.55%   LIBOR + [_____]%       2.33   01/05 - 04/11
    A-2               $302,205,000       Sr          Group II           8.55%   LIBOR + [_____]%       2.33   01/05 - 04/11
    M-1                $14,007,000       Mez       Group I & II         5.65%   LIBOR + [_____]%       4.41   02/08 - 04/11
    M-2                $11,352,000       Mez       Group I & II         3.30%   LIBOR + [_____]%       4.37   02/08 - 04/11
    B-1                 $8,452,000       Sub       Group I & II         1.55%   LIBOR + [_____]%       4.27   01/08 - 04/11
------------   -------------------   -----------   ------------   ----------    ----------------   --------   --------------
   Total              $478,665,000

                Expected
                 Ratings
Certificates   Moody's/S&P
------------   -----------
    A-1          Aaa/AAA
    A-2          Aaa/AAA
    M-1          Aa2/AA
    M-2           A2/A
    B-1         Baa2/BBB
------------   -----------
   Total

Non-Offered Certificates

    B-2                 $4,347,000       Sub       Group I & II         0.65%      [______]%         N/A           N/A

    B-2            N/A

(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.

(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.

(4)   Includes the target overcollateralization of 0.65%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Principal Certificates.

(6) Assuming payments based on the pricing speeds outlined in "Key Terms" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.

(7) The Final Scheduled Distribution Date for the Principal Certificates is the Distribution Date in December 2034.

Selected Mortgage Pool Data (8)

                                                All Loans             Group I            Group II
                                         ----------------    ----------------    ----------------
Scheduled Principal Balance:                 $485,548,988        $155,700,863        $329,848,125
Number of Mortgage Loans:                           1,927                 841               1,086
Avg. Scheduled Principal Balance:                $251,971            $185,138            $303,728
Percentage of IO Loans:                             91.93%              90.44%              92.63%
Wtd. Avg. Gross Coupon:                             5.993%              6.007%              5.986%
Wtd. Avg. Net Coupon(9):                            5.728%              5.742%              5.721%
Wtd. Avg. Original FICO Score:                        707                 719                 702
Wtd. Avg. Original LTV Ratio:                       77.94%              78.89%              77.50%
Wtd. Avg. Std. Remaining Term (Mo.):                  358                 358                 358
Wtd. Avg. Seasoning (Mo.):                              2                   2                   2
Wtd. Avg. Months to Roll:                              40                  38                  41
Wtd. Avg. Gross Margin:                              2.62%               2.69%               2.58%
Wtd. Avg. Initial Rate Cap:                          4.69%               4.69%               4.69%
Wtd. Avg. Periodic Rate Cap:                         1.15%               1.00%               1.22%
Wtd. Avg. Gross Maximum Lifetime Rate:              11.65%              11.75%              11.60%

(8) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (85.0%) and Countrywide Home Loans, Inc. ("Countrywide") (15.0%).

o Credit support for the Principal Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.00%, building to a target overcollaterization of 0.65%, excess spread and mortgage insurance on certain Mortgage Loans.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Principal Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10% (See Appendix A for Interest Rate Cap details).

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Class A-1 Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97, a term of 14 months beginning on the 20th distribution date, and the class will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 9.00%. (See Appendix B for Class A-1 Interest Rate Cap details). None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA0411" and on Bloomberg as "GSAA 04-11".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:        On or before December 30, 2004

Cut-off Date:                 December 1, 2004

Statistical Calculation
Date:                         November 1, 2004

Expected Pricing Date:        On or before December 8, 2004

First Distribution Date:      January 25, 2005

Key Terms
---------

Offered Certificates:         Class A-1, A-2, M-1, M-2, and B-1 Certificates

Non-Offered Certificates:     Class B-2 Certificates

Principal Certificates:       Class A-1, A-2, M-1, M-2, B-1 and B-2 Certificates

Class A Certificates:         Class A-1 and A-2 Certificates

Variable Rate Certificates:   Class A-1, A-2, M-1, M-2, and B-1 Certificates

Fixed Rate Certificate:       Class B-2 Certificates

Subordinate Certificates:     Class M-1, M-2, B-1, and B-2 Certificates

Depositor:                    GS Mortgage Securities Corp.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Manager:                      Goldman, Sachs & Co.

Servicers:                    GreenPoint Mortgage Funding, Inc. (85.0%) and
                              Countrywide Home Loans Servicing LP (15.0%)

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee Rates:          25.0 bps (92.2%) and 37.5 bps (7.8%)

Trustee Fee Rate:             0.54 bps

Interest Rate Cap Provider:   Goldman Sachs Capital Markets LP, as the cap
                              provider. The short term unsecured debt
                              obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by
                              Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period

Delay Days:                   24 days on the Fixed Rate Certificates
                              0 day delay on the Variable Rate Certificates

Day Count:                    Actual/360 basis for the Variable Rate
                              Certificates and 30/360 basis for the Fixed Rate
                              Certificates

Interest Accrual Period:      For the Variable Rate Certificates, from the prior
                              Distribution Date to the day prior to the current
                              Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off
                              Date.

                              Initial Gross WAC (1):                     5.9927%
                                Less Fees & Expenses (2):                0.2651%
                                                                         ------
                              Net WAC (1):                               5.7276%
                                Less Initial Principal Certificate
                                  Coupon (Approx.)(1)(3):                2.7376%
                                                                         ------
                              Initial Excess Spread (1):                 2.9900%

                              (1) This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                              (2)   Includes the servicing fee and trustee fee.

                              (3) Assumes one-month LIBOR equal to 2.3310 %, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Pricing Prepayment
Assumption:                   30% CPR

Due Period:                   For the Mortgage Loans, the period commencing on
                              the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:               The trust will consist of Alt-A type, hybrid,
                              adjustable rate, first lien residential mortgage loans with an approximate average scheduled principal balance of $251,971

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Mortgage Loans:       Approximately $155,700,863 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Group II Mortgage Loans:      Approximately $329,848,125 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Interest Rate Cap:            This transaction will have a one-month LIBOR
                              interest rate cap available to pay Basis Risk
                              Carry forward Amounts on all the Principal
                              Certificates. The Interest Rate Cap will have an initial notional amount of $483,012,998.47 for a term of 57 months beginning on the first distribution date.

Class A-1 Interest Rate
Cap: This transaction will have a one-month LIBOR interest rate cap available to pay Basis Risk Carry forward Amounts on the Class A-1 Certificates. The Class A-1 Interest Rate Cap will have an initial notional amount of $118,588,249.97 for a term of 14 months beginning on the 20th distribution date.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide compensating interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                              Distribution Date occurs and (B) the aggregate
                              Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Moody's Investors Service and Standard & Poor's
                              Ratings Group

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A Certificates
                              and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Offered Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable Loan Group Cap as described below. Interest will be paid monthly on the Class B-2 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class of Principal Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.65% overcollateralization (building from an initial level of 0.00%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregated scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, All of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 17.10%.

                                           Step-Down Credit
Class   Credit Enhancement Percentage   Enhancement Percentage
-----   -----------------------------   ----------------------
  A                 8.55%                       17.10%
 M-1                5.65%                       11.30%
 M-2                3.30%                        6.60%
 B-1                1.55%                        3.10%
 B-2                0.65%                        1.30%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 44% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus Supplement (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

        Distribution Date                Cumulative Realized Loss Percentage:
----------------------------------    ------------------------------------------

   January 2008 - December 2008           1.00% for the first month, plus an
                                      additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in
                                                    February 2008)

   January 2009 - December 2009           1.25% for the first month, plus an
                                      additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.271% in
                                                    February 2009)

   January 2010 - December 2010           1.50% for the first month, plus an
                                      additional 1/12th of 0.100% for each month thereafter (e.g., approximately 1.508% in
                                                    February 2010)

   January 2011 and thereafter                          1.60%

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates other than the Class B-2 Certificates will increase to 1.5x their respective initial margins and (ii) the Pass-Through Rate on the Class B-2 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (increasing by 0.50% on each Distribution Date after which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap or the Loan Group II Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the related Loan Group Cap or WAC Cap as applicable, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or the related Loan Group Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the WAC Cap, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing and trustee fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the Certificates from the Interest Remittance Amount and Principal Remittance Amount respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Principal Certificates. On each Distribution Date, the Interest Remittance Amount will be distributed sequentially as follows:

      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      Allocation percentage for the Class A-1 Certificates, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) or (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow not included as part of the Principal Distribution Amount shall be distributed sequentially as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to each class of the Class A Certificates, and

      (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts,

      (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1 and A-2 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, B-1, and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates,

     (viii) (A) from any available Class A-1 Interest Rate Cap payments to the Class A-1 Certificates up to their unpaid remaining Basis Risk Carry Forward Amount, and (B) to the extent remaining to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated among the Class A-1 and A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date. However, if the Class Certificate Balance of either Class of the Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class of Class A Certificates. In the event that the Class Certificate Balances of the Subordinate Certificates and the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

overcollateralization have been reduced to zero, any principal distributions to the Class A Certificates are required to be allocated pro rata to the Class A Certificates based on their respective Class Certificate Balances.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Remaining Prepayment Penalty Term by Product Type (1)
             -----------------------------------------------------

Product               No Penalty       0-12 Months    13-24 Months     25-36 Months     37-48 Months    49-60 Months       Total
-----------------   ---------------    -----------    ------------    --------------    ------------    ------------    ------------
10 Year ARM              $1,985,328             $0              $0          $788,675              $0              $0      $2,774,003
3 Year ARM             $228,438,507             $0        $346,154       $54,448,869        $829,900              $0    $284,063,429
5 Year ARM             $139,821,432       $247,311              $0       $18,791,776              $0              $0    $158,860,519
6 Month ARM             $21,404,356       $288,000              $0       $16,073,970              $0              $0     $37,766,326
7 Year ARM               $1,912,711             $0              $0          $172,000              $0              $0      $2,084,711
-----------------   ---------------    -----------    ------------    --------------    ------------    ------------    ------------
TOTAL                  $393,562,334       $535,311        $346,154       $90,275,290        $829,900              $0    $485,548,988
=================   ===============    ===========    ============    ==============    ============    ============    ============

Product               No Penalty       0-12 Months    13-24 Months     25-36 Months     37-48 Months    49-60 Months
-----------------   ---------------    -----------    ------------    --------------    ------------    ------------
10 Year ARM                    0.41%          0.00%           0.00%             0.16%           0.00%           0.00%
3 Year ARM                    47.05%          0.00%           0.07%            11.21%           0.17%           0.00%
5 Year ARM                    28.80%          0.05%           0.00%             3.87%           0.00%           0.00%
6 Month ARM                    4.41%          0.06%           0.00%             3.31%           0.00%           0.00%
7 Year ARM                     0.39%          0.00%           0.00%             0.04%           0.00%           0.00%
-----------------   ---------------    -----------    ------------    --------------    ------------    ------------
TOTAL                         81.06%          0.11%           0.07%            18.59%           0.17%           0.00%
=================   ===============    ===========    ============    ==============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o one-month, six-month, one-year Forward LIBOR and one-year CMT curves (as of close on December 3, 2004) are used

o     33% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Variable Certificates are priced at par.

                                     First Dollar of Loss                  LIBOR Flat                   0% Return
---------   -------------------   -----------------------     -----------------------     -----------------------
Class M-1   CDR (%)                                 11.49                       11.88                       13.62
            Yield (%)                              5.3957                      4.6999                      0.0212
            WAL (yr)                                 9.25                        9.31                        8.09
            Modified Duration                        7.35                        7.41                        7.90
            Principal Window                Mar12 - Oct34               Apr12 - Oct34               Dec12 - Oct34
            Principal Writedown          $10,397.97 (0.07%)       $1,152,498.39 (8.23%)      $6,169,645.38 (44.05%)
            Total Collat Loss        $40,642,288.54 (8.41%)      $41,725,582.01 (8.64%)      $46,378,825.71 (9.60%)

Class M-2   CDR (%)                                  7.82                        8.38                        9.67
            Yield (%)                              6.1323                      4.8099                      0.0359
            WAL (yr)                                10.53                       10.36                        8.52
            Modified Duration                        7.86                        7.97                        8.62
            Principal Window                Apr13 - Oct34               Aug13 - Oct34               Jul14 - Oct34
            Principal Writedown          $15,420.20 (0.14%)      $1,842,007.81 (16.23%)      $5,960,048.03 (52.50%)
            Total Collat Loss        $29,641,931.86 (6.14%)      $31,421,140.11 (6.51%)      $35,376,937.52 (7.32%)

Class B-1   CDR (%)                                  5.42                        5.93                        6.79
            Yield (%)                              6.8253                      4.9254                      0.0392
            WAL (yr)                                11.84                       11.29                        8.82
            Modified Duration                        8.24                        8.41                        9.23
            Principal Window                Jul14 - Oct34               Jan15 - Oct34               Mar16 - Oct34
            Principal Writedown          $20,830.80 (0.25%)      $2,062,484.84 (24.40%)      $5,101,596.58 (60.36%)
            Total Collat Loss        $21,554,614.14 (4.46%)      $23,339,004.65 (4.83%)      $26,265,845.78 (5.44%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                             All Mortgage Loans (1)

Scheduled Principal Balance:                                       $485,548,988
Number of Mortgage Loans:                                                 1,927
Average Scheduled Principal Balance:                                   $251,971
Percentage of IO loans:                                                   91.93%
Weighted Average Gross Coupon:                                            5.993%
Weighted Average Net Coupon (2):                                          5.728%
Weighted Average Original FICO Score:                                       707
Weighted Average Original LTV Ratio:                                      77.94%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             40
Weighted Average Gross Margin:                                             2.62%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.15%
Weighted Average Gross Maximum Lifetime Rate:                             11.65%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.

                    Distribution by Current Principal Balance

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Principal Balance        Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
$50,000 & Below                       43     $1,700,413        0.35%       6.430%       718
$50,001 - $75,000                     77      5,013,576        1.03        6.288        714
$75,001 - $100,000                   156     13,857,777        2.85        6.161        711
$100,001 - $125,000                  213     24,040,188        4.95        6.116        716
$125,001 - $150,000                  188     25,711,057        5.30        6.069        717
$150,001 - $200,000                  277     48,000,904        9.89        5.973        712
$200,001 - $250,000                  212     47,300,681        9.74        6.037        711
$250,001 - $300,000                  155     42,524,445        8.76        5.923        705
$300,001 - $350,000                  155     50,630,122       10.43        5.931        701
$350,001 - $400,000                  141     53,078,063       10.93        5.984        708
$400,001 - $450,000                   76     32,364,727        6.67        5.912        709
$450,001 - $500,000                   73     34,926,660        7.19        5.944        713
$500,001 - $550,000                   42     22,152,263        4.56        6.203        692
$550,001 - $600,000                   40     23,007,615        4.74        6.000        690
$600,001 - $650,000                   29     18,366,329        3.78        6.049        705
$650,001 - $700,000                   14      9,537,535        1.96        6.112        692
$700,001 - $750,000                    6      4,324,200        0.89        5.649        727
$750,001 - $800,000                    4      3,064,605        0.63        5.410        714
$800,001 - $850,000                    3      2,465,000        0.51        6.126        654
$850,001 - $900,000                    6      5,272,209        1.09        6.249        702
$900,001 - $950,000                    2      1,829,500        0.38        6.315        725
$950,001 - $1,000,000                  9      8,811,118        1.81        5.789        718
$1,000,001 & Above                     6      7,570,000        1.56        5.471        701
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Principal Balance       Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
$50,000 & Below                  $39,544      76.82%      89.21%      30.09%        8.72%
$50,001 - $75,000                 65,111      77.61       88.41       43.15        14.56
$75,001 - $100,000                88,832      77.94       88.82       42.83        23.00
$100,001 - $125,000              112,865      79.57       90.23       41.30        22.62
$125,001 - $150,000              136,761      78.51       89.06       31.58        36.25
$150,001 - $200,000              173,288      78.46       88.17       28.39        40.19
$200,001 - $250,000              223,116      78.90       88.16       26.47        46.28
$250,001 - $300,000              274,351      78.95       88.10       20.59        59.10
$300,001 - $350,000              326,646      78.53       86.88       27.54        71.28
$350,001 - $400,000              376,440      77.74       87.21       50.29        69.64
$400,001 - $450,000              425,852      78.27       87.40       31.71        64.78
$450,001 - $500,000              478,447      79.10       87.24       36.67        70.82
$500,001 - $550,000              527,435      78.76       88.36       23.63        78.75
$550,001 - $600,000              575,190      77.05       83.51       32.67        85.01
$600,001 - $650,000              633,322      74.77       83.65       27.61        86.17
$650,001 - $700,000              681,253      69.46       79.01       43.24        93.00
$700,001 - $750,000              720,700      78.02       84.80       33.76        66.35
$750,001 - $800,000              766,151      76.28       92.01       49.59       100.00
$800,001 - $850,000              821,667      78.33       84.98       33.27       100.00
$850,001 - $900,000              878,702      71.22       78.68       32.96        66.90
$900,001 - $950,000              914,750      74.98       74.98        0.00       100.00
$950,001 - $1,000,000            979,013      75.82       87.16       22.30        89.05
$1,000,001 & Above             1,261,667      74.28       77.88       46.76       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Rate                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
5.00% & Below                        112    $32,615,958        6.72%       4.679%       708
5.01 - 5.50%                         269     72,179,089       14.87        5.383        711
5.51 - 6.00%                         634    167,957,601       34.59        5.828        709
6.01 - 6.50%                         558    133,266,763       27.45        6.308        709
6.51 - 7.00%                         261     60,256,493       12.41        6.760        699
7.01 - 7.50%                          74     16,756,484        3.45        7.273        698
7.51 - 8.00%                          17      2,222,086        0.46        7.838        681
8.01% & Above                          2        294,514        0.06        8.405        699
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Rate                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
5.00% & Below                   $291,214      75.51%      86.05%      41.85%       93.37%
5.01 - 5.50%                     268,324      76.22       84.48       45.80        72.98
5.51 - 6.00%                     264,917      77.82       86.99       36.37        66.00
6.01 - 6.50%                     238,829      78.74       87.95       26.37        44.30
6.51 - 7.00%                     230,868      79.56       88.44       21.68        52.75
7.01 - 7.50%                     226,439      78.68       88.34       13.16        48.31
7.51 - 8.00%                     130,711      80.17       89.53        2.74        70.42
8.01% & Above                    147,257      95.00       95.00        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                              Distribution by FICO

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
FICO                             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
780 & Above                          114    $30,648,703        6.31%       5.925%       791
760 - 779                            167     37,896,975        7.80        5.939        769
740 - 759                            222     50,454,341       10.39        5.937        749
720 - 739                            259     61,016,888       12.57        5.989        730
700 - 719                            334     80,317,904       16.54        5.940        709
680 - 699                            342     83,745,749       17.25        6.009        690
660 - 679                            262     73,009,207       15.04        6.104        669
640 - 659                            172     51,226,742       10.55        6.011        651
620 - 639                             55     17,232,479        3.55        6.050        632
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
FICO                            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
780 & Above                     $268,848      78.73%      88.07%      39.37%       44.79%
760 - 779                        226,928      78.77       88.82       35.74        45.60
740 - 759                        227,272      78.54       88.74       36.31        54.18
720 - 739                        235,586      78.65       87.88       32.62        51.38
700 - 719                        240,473      79.01       88.90       31.39        52.17
680 - 699                        244,871      77.34       87.45       31.57        61.50
660 - 679                        278,661      76.89       85.21       29.33        70.41
640 - 659                        297,830      77.18       83.72       27.48        86.29
620 - 639                        313,318      75.24       80.98       42.29        93.17
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                          Distribution by Original LTV

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Original LTV                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
40.00% & Below                        13     $2,454,508        0.51%       6.068%       676
40.01 - 50.00%                        14      3,612,125        0.74        5.660        699
50.01 - 60.00%                        41     13,000,761        2.68        5.691        690
60.01 - 70.00%                       106     35,074,778        7.22        5.891        699
70.01 - 80.00%                     1,618    400,966,301       82.58        5.987        709
80.01 - 85.00%                        12      3,091,836        0.64        6.180        688
85.01 - 90.00%                        89     19,449,133        4.01        6.362        706
90.01 - 95.00%                        34      7,899,547        1.63        6.390        719
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Original LTV                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
40.00% & Below                  $188,808      34.24%      41.82%       0.00%       82.74%
40.01 - 50.00%                   258,009      46.79       59.61       51.28        74.51
50.01 - 60.00%                   317,092      56.45       61.94       61.39        61.45
60.01 - 70.00%                   330,894      67.17       77.25       38.80        73.02
70.01 - 80.00%                   247,816      79.19       89.01       32.48        57.63
80.01 - 85.00%                   257,653      83.86       83.86       11.16        98.10
85.01 - 90.00%                   218,530      89.59       89.59       19.93        74.19
90.01 - 95.00%                   232,340      94.89       94.89        4.34       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                         Distribution by Document Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Document Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Full/alternate Doc                   641   $158,257,926       32.59%       5.831%       710
No Doc                               112     28,921,566        5.96        6.521        711
Stated Income                      1,174    298,369,496       61.45        6.028        705
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Document Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Full/alternate Doc              $246,892      76.89%      87.84%     100.00%       60.58%
No Doc                           258,228      81.31       83.28        0.00        99.24
Stated Income                    254,148      78.18       87.01        0.00        57.04
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Loan Purpose                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Cashout Refi                         312    $86,366,967       17.79%       6.052%       684
Purchase                           1,332    333,817,752       68.75        6.030        717
Rate/term Refi                       283     65,364,269       13.46        5.724        689
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Loan Purpose                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Cashout Refi                    $276,817      74.04%      77.26%      24.08%       69.91%
Purchase                         250,614      79.39       89.65       35.31        54.65
Rate/term Refi                   230,969      75.69       86.79       29.98        79.47
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                        Distribution by Occupancy Status

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Occupancy Status                 Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Non Owner                            975   $180,558,114       37.19%       6.185%       721
Owner Occupied                       911    294,763,506       60.71        5.877        699
Second Home                           41     10,227,369        2.11        5.920        722
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Occupancy Status                Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Non Owner                       $185,188      78.33%      86.77%      31.38%        0.00%
Owner Occupied                   323,560      77.86       87.32       32.53       100.00
Second Home                      249,448      73.45       84.80       55.96         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                          Distribution by Property Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Property Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2-4 Family                           238    $75,961,291       15.64%       6.281%       716
Condo                                220     45,471,611        9.36        5.978        717
Co-op                                  4      1,183,527        0.24        6.237        688
Hi-rise Condo                         18      4,513,572        0.93        6.174        728
Pud                                   51     23,961,963        4.94        5.886        700
Pud Attached                          62     10,512,114        2.16        5.949        710
Pud Detached                         275     68,084,577       14.02        5.956        702
Single Family                         80     35,381,893        7.29        5.710        702
Single Family Attached                54      9,494,376        1.96        6.067        712
Single Family Detached               925    210,984,063       43.45        5.957        705
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Property Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2-4 Family                      $319,165      77.96%      86.07%      19.66%       38.33%
Condo                            206,689      78.51       89.02       40.45        58.95
Co-op                            295,882      84.37       84.37       41.82       100.00
Hi-rise Condo                    250,754      79.82       91.56       17.47        38.49
Pud                              469,842      76.08       83.92       93.18        91.30
Pud Attached                     169,550      78.84       88.10       33.30        53.00
Pud Detached                     247,580      78.10       87.39       28.28        62.94
Single Family                    442,274      74.03       82.45       96.93        91.17
Single Family Attached           175,822      78.84       86.99       28.83        52.93
Single Family Detached           228,091      78.47       87.89       19.68        60.83
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                              Distribution by State

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
State                            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
CA - Southern                        290   $110,017,787       22.66%       5.939%       705
CA - Northern                        243     86,136,655       17.74        5.794        709
NY                                    93     32,762,716        6.75        6.285        709
FL                                   137     26,051,432        5.37        5.971        720
NV                                    86     22,635,960        4.66        6.154        705
WA                                    95     18,883,202        3.89        5.911        702
AZ                                   112     18,527,099        3.82        5.961        715
IL                                    74     16,901,374        3.48        6.219        706
MA                                    49     15,379,808        3.17        6.195        721
CO                                    85     14,198,254        2.92        6.051        709
Other                                663    124,054,702       25.55        6.031        704
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
State                           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
CA - Southern                   $379,372      76.72%      85.00%      37.24%       68.70%
CA - Northern                    354,472      77.29       87.14       32.38        67.53
NY                               352,287      79.76       87.14       10.90        73.37
FL                               190,156      78.62       86.90       41.73        46.53
NV                               263,209      78.44       87.05       42.70        45.69
WA                               198,771      76.75       86.35       26.61        47.61
AZ                               165,421      79.34       89.73       47.64        40.95
IL                               228,397      78.63       90.63       23.06        63.77
MA                               313,874      78.26       87.76       30.20        45.61
CO                               167,038      78.51       90.47       27.76        35.25
Other                            187,111      78.55       87.60       31.40        60.56
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Zip Code                         Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
89052                                 11     $3,981,763        0.82%       6.307%       691
95032                                  3      3,319,000        0.68        4.678        699
95020                                  4      2,185,000        0.45        6.057        693
92101                                  5      1,898,910        0.39        5.898        742
94598                                  3      1,865,296        0.38        5.160        703
91320                                  3      1,857,600        0.38        5.751        664
89141                                  7      1,816,800        0.37        6.062        718
94131                                  3      1,715,800        0.35        5.477        713
94112                                  3      1,705,385        0.35        5.947        718
92009                                  3      1,671,581        0.34        5.831        713
Other                              1,882    463,531,853       95.47        6.006        708
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Zip Code                        Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
89052                           $361,978      78.63%      83.85%      57.70%       58.43%
95032                          1,106,333      70.92       77.86       42.15       100.00
95020                            546,250      78.40       91.90       59.04        77.35
92101                            379,782      78.74       86.37       85.30        85.30
94598                            621,765      78.35       93.16       46.39        85.56
91320                            619,200      68.70       71.07       76.31       100.00
89141                            259,543      81.71       88.04       37.03        13.29
94131                            571,933      78.16       87.64        0.00       100.00
94112                            568,462      76.52       80.11       34.81       100.00
92009                            557,194      78.38       87.07       67.00        67.00
Other                            246,297      78.01       87.19       31.71        59.88
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Remaining Months To Maturity     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
301 - 360                          1,927   $485,548,988      100.00%       5.993%       707
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Remaining Months To Maturity    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
301 - 360                       $251,971      77.94%      87.06%      32.59%       60.71%
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                        Distribution by Amortization Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Amortization Type                Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 YEAR ARM                           13     $2,774,003        0.57%       6.732%       702
3 YEAR ARM                         1,162    284,063,429       58.50        6.062        705
5 YEAR ARM                           600    158,860,519       32.72        6.060        710
6 MONTH ARM                          142     37,766,326        7.78        5.095        716
7 YEAR ARM                            10      2,084,711        0.43        6.722        710
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Amortization Type               Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 YEAR ARM                     $213,385      75.60%      77.99%      12.29%       33.21%
3 YEAR ARM                       244,461      78.56       87.54       18.71        51.52
5 YEAR ARM                       264,768      77.00       85.59       58.11        68.89
6 MONTH ARM                      265,960      77.58       90.65       32.93        98.85
7 YEAR ARM                       208,471      75.74       81.60        0.00        35.35
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                     Distribution by Prepayment Term Months

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Prepayment Term Months           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
0                                  1,480   $393,562,334       81.06%       6.032%       707
12                                     2        535,311        0.11        5.664        716
30                                     1        161,050        0.03        5.125        748
36                                   442     90,460,394       18.63        5.826        710
42                                     2        829,900        0.17        5.831        671
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Prepayment Term Months          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
0                               $265,920      77.89%      86.83%      34.13%       62.18%
12                               267,655      84.62       92.69        0.00       100.00
30                               161,050      79.99       99.98      100.00       100.00
36                               204,662      78.12       87.94       26.08        53.84
42                               414,950      79.81       93.90       21.68        78.32
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Cap                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                              1,766   $412,818,570       85.02%       6.030%       707
2.00%                                161     72,730,419       14.98        5.781        708
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Cap                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $233,759      78.43%      87.59%      21.53%       55.44%
2.00%                            451,742      75.21       84.08       95.37        90.62
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                      Distribution by Months to Rate Reset

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Months To Rate Reset             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 & Below                           142    $37,766,326        7.78%       5.095%       716
21 - 30                               17      4,961,677        1.02        5.614        700
31 - 40                            1,145    279,101,752       57.48        6.070        705
51 - 60                              600    158,860,519       32.72        6.060        710
71 - 80                                1        241,550        0.05        6.625        681
81 - 90                                9      1,843,162        0.38        6.735        714
111 - 120                             13      2,774,003        0.57        6.732        702
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Months To Rate Reset            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 & Below                      $265,960      77.58%      90.65%      32.93%       98.85%
21 - 30                          291,863      80.82       86.79       11.57        80.10
31 - 40                          243,757      78.52       87.55       18.84        51.01
51 - 60                          264,768      77.00       85.59       58.11        68.89
71 - 80                          241,550      80.00       86.62        0.00         0.00
81 - 90                          204,796      75.19       80.94        0.00        39.98
111 - 120                        213,385      75.60       77.99       12.29        33.21
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                      Distribution by Maximum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Maximum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
9.49% & Below                          1       $499,950        0.10%       4.000%       697
9.50 - 9.99%                           7      5,452,045        1.12        4.694        697
10.00 - 10.49%                        34     13,530,669        2.79        5.208        706
10.50 - 10.99%                       170     52,627,396       10.84        5.654        710
11.00 - 11.49%                       434    106,648,148       21.96        5.591        713
11.50 - 11.99%                       575    135,904,458       27.99        5.971        707
12.00 - 12.49%                       454    107,376,845       22.11        6.276        708
12.50 - 12.99%                       186     48,183,429        9.92        6.664        697
13.00 - 13.49%                        55     13,028,775        2.68        7.177        696
13.50 - 13.99%                         9      1,741,925        0.36        7.704        697
14.00 - 14.49%                         2        555,350        0.11        8.000        661
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Maximum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
9.49% & Below                   $499,950      80.00%      80.00%     100.00%      100.00%
9.50 - 9.99%                     778,864      68.85       76.14       64.78       100.00
10.00 - 10.49%                   397,961      74.23       80.02       91.78        88.34
10.50 - 10.99%                   309,573      76.50       84.75       69.45        82.88
11.00 - 11.49%                   245,733      77.28       87.24       41.40        72.75
11.50 - 11.99%                   236,356      78.14       87.31       26.26        57.24
12.00 - 12.49%                   236,513      79.15       88.17       16.89        40.85
12.50 - 12.99%                   259,051      79.15       88.65       12.01        52.80
13.00 - 13.49%                   236,887      80.08       88.67       11.45        49.21
13.50 - 13.99%                   193,547      75.71       91.67        0.00        91.49
14.00 - 14.49%                   277,675      91.83       91.83        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                      Distribution by Minimum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Minimum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                         299   $108,707,911       22.39%       5.552%       710
2.50 - 2.99%                       1,624    376,312,163       77.50        6.118        707
3.00 - 3.49%                           3        345,900        0.07        6.613        675
3.50 - 3.99%                           1        183,014        0.04        8.500        701
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Minimum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $363,572      76.18%      86.52%      73.43%       93.15%
2.50 - 2.99%                     231,719      78.44       87.21       20.84        51.28
3.00 - 3.49%                     115,300      86.92       93.95        0.00       100.00
3.50 - 3.99%                     183,014      95.00       95.00        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Margin                           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                         299   $108,707,911       22.39%       5.552%       710
2.50 - 2.99%                       1,627    376,678,677       77.58        6.120        707
3.00 - 3.49%                           1        162,400        0.03        4.875        656
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Margin                          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $363,572      76.18%      86.52%      73.43%       93.15%
2.50 - 2.99%                     231,517      78.45       87.22       20.82        51.33
3.00 - 3.49%                     162,400      80.00       94.98        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                      Distribution by First Adjustment Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
First Adjustment Cap             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                                142    $37,766,326        7.78%       5.095%       716
5.00%                              1,785    447,782,663       92.22        6.068        707
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
First Adjustment Cap            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $265,960      77.58%      90.65%      32.93%       98.85%
5.00%                            250,859      77.97       86.76       32.56        57.49
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                      Distribution by Periodic Lifetime Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Lifetime Cap            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
4.51 - 5.00%                         629   $164,554,749       33.89%       6.080%       710
5.01 - 5.50%                          36     10,593,404        2.18        5.707        706
5.51 - 6.00%                       1,200    294,305,591       60.61        6.033        706
6.01 - 6.50%                          40     10,267,984        2.11        4.744        715
6.51 - 7.00%                          20      5,423,661        1.12        4.256        722
7.01 - 7.50%                           2        403,600        0.08        3.831        707
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Lifetime Cap           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
4.51 - 5.00%                    $261,613      76.98%      85.51%      56.57%       68.16%
5.01 - 5.50%                     294,261      76.54       88.01       39.22        98.10
5.51 - 6.00%                     245,255      78.58       87.65       18.84        53.04
6.01 - 6.50%                     256,700      76.05       91.61       35.39       100.00
6.51 - 7.00%                     271,183      78.90       92.13       28.00       100.00
7.01 - 7.50%                     201,800      79.80       86.52      100.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

                       Distribution by Interest Only Loans

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Interest Only Loans              Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
N                                    142    $39,183,167        8.07%       6.063%       699
Y                                  1,785    446,365,821       91.93        5.987        708
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,927   $485,548,988      100.00%       5.993%       707
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Interest Only Loans             Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
N                               $275,938      77.51%      82.12%      35.04%       72.58%
Y                                250,065      77.98       87.50       32.38        59.66
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $251,971      77.94%      87.06%      32.59%       60.71%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $155,700,863
Number of Mortgage Loans:                                                   841
Average Scheduled Principal Balance:                                   $185,138
Percentage of IO loans:                                                   90.44%
Weighted Average Gross Coupon:                                            6.007%
Weighted Average Net Coupon (2):                                          5.742%
Weighted Average Original FICO Score:                                       719
Weighted Average Original LTV Ratio:                                      78.89%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             38
Weighted Average Gross Margin:                                             2.69%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.75%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.

                    Distribution by Current Principal Balance

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Principal Balance        Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
$50,000 & Below                       18       $698,794        0.45%       6.301%       716
$50,001 - $75,000                     44      2,847,699        1.83        6.219        719
$75,001 - $100,000                    95      8,379,695        5.38        6.106        717
$100,001 - $125,000                  116     13,155,941        8.45        6.108        720
$125,001 - $150,000                  109     14,905,028        9.57        5.953        718
$150,001 - $200,000                  145     25,114,065       16.13        5.894        719
$200,001 - $250,000                  111     24,699,792       15.86        5.960        716
$250,001 - $300,000                   81     22,278,938       14.31        5.965        714
$300,001 - $350,000                   79     25,232,248       16.21        5.980        717
$350,001 - $400,000                   17      6,359,694        4.08        6.247        731
$400,001 - $450,000                   11      4,591,362        2.95        6.152        715
$450,001 - $500,000                   10      4,762,121        3.06        6.096        754
$500,001 - $550,000                    4      2,101,300        1.35        6.100        741
$550,001 - $600,000                    1        574,186        0.37        7.250        706
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Principal Balance       Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
$50,000 & Below                  $38,822      73.90%      87.47%      23.06%        0.00%
$50,001 - $75,000                 64,720      77.00       87.70       50.18        14.02
$75,001 - $100,000                88,207      78.42       89.99       51.87        17.08
$100,001 - $125,000              113,413      80.04       90.58       51.46        21.54
$125,001 - $150,000              136,743      78.54       88.80       38.98        37.75
$150,001 - $200,000              173,200      78.45       88.32       37.42        36.42
$200,001 - $250,000              222,521      78.56       87.64       36.31        40.82
$250,001 - $300,000              275,049      79.42       88.46       24.60        56.06
$300,001 - $350,000              319,396      79.88       90.60       21.46        59.48
$350,001 - $400,000              374,100      78.31       87.63       23.90        29.62
$400,001 - $450,000              417,397      78.18       86.33        8.97        17.95
$450,001 - $500,000              476,212      77.31       85.65        0.00        19.47
$500,001 - $550,000              525,325      78.55       83.60       24.98        25.89
$550,001 - $600,000              574,186      80.00       85.00        0.00         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Rate                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
5.00% & Below                         46     $8,811,596        5.66%       4.643%       719
5.01 - 5.50%                         123     23,390,695       15.02        5.369        717
5.51 - 6.00%                         279     52,360,811       33.63        5.834        719
6.01 - 6.50%                         250     45,787,031       29.41        6.289        721
6.51 - 7.00%                         106     18,656,205       11.98        6.773        718
7.01 - 7.50%                          32      6,095,660        3.91        7.250        713
7.51 - 8.00%                           3        304,350        0.20        7.905        686
8.01% & Above                          2        294,514        0.19        8.405        699
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Rate                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
5.00% & Below                   $191,556      78.17%      89.76%      50.87%       88.86%
5.01 - 5.50%                     190,168      77.43       86.89       36.16        52.69
5.51 - 6.00%                     187,673      78.58       88.44       35.07        44.05
6.01 - 6.50%                     183,148      78.96       88.36       27.94        19.63
6.51 - 7.00%                     176,002      81.09       91.10       30.42        36.09
7.01 - 7.50%                     190,489      80.10       90.13        7.59        30.99
7.51 - 8.00%                     101,450      81.04       93.79        0.00        23.66
8.01% & Above                    147,257      95.00       95.00        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                              Distribution by FICO

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
FICO                             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
780 & Above                           52    $10,423,968        6.69%       6.029%       791
760 - 779                             92     17,539,355       11.26        5.947        770
740 - 759                            106     18,560,278       11.92        5.913        749
720 - 739                            135     24,063,809       15.46        6.023        730
700 - 719                            162     32,125,072       20.63        6.070        708
680 - 699                            188     34,444,239       22.12        6.075        690
660 - 679                             59     10,585,916        6.80        6.018        670
640 - 659                             34      5,854,871        3.76        5.702        651
620 - 639                             13      2,103,356        1.35        5.801        631
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
FICO                            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
780 & Above                     $200,461      78.79%      86.87%      31.56%       22.12%
760 - 779                        190,645      79.81       89.88       33.04        37.33
740 - 759                        175,097      79.31       90.23       30.93        42.17
720 - 739                        178,250      77.97       87.53       31.72        28.98
700 - 719                        198,303      78.92       88.34       18.40        34.71
680 - 699                        183,214      79.60       89.55       22.48        43.38
660 - 679                        179,422      78.15       89.58       70.80        56.64
640 - 659                        172,202      77.16       85.00       77.32        66.63
620 - 639                        161,797      74.97       82.87      100.00        73.76
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                          Distribution by Original LTV

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Original LTV                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
40.00% & Below                         7       $920,589        0.59%       5.578%       705
40.01 - 50.00%                         3        400,000        0.26        5.691        731
50.01 - 60.00%                        14      2,246,496        1.44        5.677        704
60.01 - 70.00%                        40      8,171,538        5.25        5.964        718
70.01 - 80.00%                       715    132,810,389       85.30        5.999        719
80.01 - 85.00%                         5      1,186,783        0.76        6.135        696
85.01 - 90.00%                        37      5,518,082        3.54        6.138        729
90.01 - 95.00%                        20      4,446,986        2.86        6.440        722
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Original LTV                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
40.00% & Below                  $131,513      32.15%      38.78%       0.00%       64.85%
40.01 - 50.00%                   133,333      44.33       47.60        0.00        58.75
50.01 - 60.00%                   160,464      57.74       63.68       55.02        24.51
60.01 - 70.00%                   204,288      67.42       79.29       17.28        43.15
70.01 - 80.00%                   185,749      79.35       89.92       35.24        36.08
80.01 - 85.00%                   237,357      84.51       84.51        0.00       100.00
85.01 - 90.00%                   149,137      89.71       89.71       14.13        49.47
90.01 - 95.00%                   222,349      94.86       94.86        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                          Distribution by Document Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Document Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Full/alternate Doc                   316    $50,234,934       32.26%       5.874%       712
No Doc                                47      8,457,736        5.43        6.550        723
Stated Income                        478     97,008,192       62.30        6.029        722
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Document Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Full/alternate Doc              $158,971      78.42%      91.31%     100.00%       34.46%
No Doc                           179,952      82.06       85.29        0.00        98.53
Stated Income                    202,946      78.86       87.60        0.00        36.65
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Loan Purpose                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Cashout Refi                         123    $24,088,172       15.47%       6.007%       709
Purchase                             603    111,929,488       71.89        6.056        725
Rate/term Refi                       115     19,683,203       12.64        5.734        698
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Loan Purpose                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Cashout Refi                    $195,839      74.89%      77.84%      27.40%       42.54%
Purchase                         185,621      80.10       90.77       31.77        33.69
Rate/term Refi                   171,158      76.94       89.97       41.04        67.24
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                        Distribution by Occupancy Status

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Occupancy Status                 Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Non Owner                            538    $91,960,760       59.06%       6.134%       724
Owner Occupied                       288     61,195,693       39.30        5.810        712
Second Home                           15      2,544,410        1.63        6.182        726
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Occupancy Status                Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Non Owner                       $170,931      78.39%      87.05%      35.23%        0.00%
Owner Occupied                   212,485      79.65       91.21       28.28       100.00
Second Home                      169,627      78.65       85.90       20.81         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                          Distribution by Property Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Property Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2-4 Family                           125    $36,081,071       23.17%       6.268%       723
Condo                                 95     15,377,641        9.88        6.007        719
Co-op                                  2        308,527        0.20        6.262        676
Hi-rise Condo                          8      1,647,793        1.06        6.088        712
Pud Attached                          26      3,836,870        2.46        6.140        705
Pud Detached                         131     21,709,676       13.94        5.973        715
Single Family Attached                27      4,094,134        2.63        6.028        721
Single Family Detached               427     72,645,150       46.66        5.877        719
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Property Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2-4 Family                      $288,649      79.04%      86.99%      19.83%       23.23%
Condo                            161,870      78.11       88.32       31.33        42.32
Co-op                            154,264      80.71       80.71        0.00       100.00
Hi-rise Condo                    205,974      80.52       94.27       32.23        35.50
Pud Attached                     147,572      78.57       87.04       39.07        41.13
Pud Detached                     165,723      78.93       89.59       40.95        33.59
Single Family Attached           151,635      79.16       88.75       43.98        50.20
Single Family Detached           170,129      78.93       89.29       35.16        47.48
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                              Distribution by State

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
State                            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
CA - Southern                         81    $20,105,645       12.91%       5.989%       721
CA - Northern                         79     20,103,532       12.91        5.851        723
NY                                    43     11,676,444        7.50        6.288        721
FL                                    71     11,136,007        7.15        5.964        724
WA                                    50      9,118,062        5.86        5.845        717
AZ                                    61      7,947,614        5.10        6.001        722
IL                                    36      7,556,192        4.85        6.201        703
MA                                    28      7,343,077        4.72        6.353        725
NV                                    34      6,612,063        4.25        6.041        722
CO                                    40      6,117,147        3.93        5.880        721
Other                                318     47,985,080       30.82        5.983        715
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
State                           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
CA - Southern                   $248,218      76.69%      85.38%      14.65%       39.45%
CA - Northern                    254,475      77.43       87.72       33.29        40.16
NY                               271,545      80.92       89.62       12.18        58.30
FL                               156,845      79.72       88.18       37.88        45.79
WA                               182,361      78.77       88.97       36.90        42.76
AZ                               130,289      79.46       92.26       50.25        15.89
IL                               209,894      79.36       89.78       23.15        41.52
MA                               262,253      79.34       88.79       31.39        14.06
NV                               194,472      78.50       87.98       46.33         7.21
CO                               152,929      78.22       89.45       42.65        31.51
Other                            150,896      79.67       89.47       37.24        44.91
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Zip Code                         Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
89031                                  5       $982,150        0.63%       5.613%       723
11368                                  2        971,473        0.62        6.892        705
60651                                  3        894,691        0.57        6.228        707
84119                                  3        864,000        0.55        6.250        702
94553                                  2        815,000        0.52        6.008        767
06902                                  3        804,000        0.52        5.859        720
60647                                  2        707,145        0.45        6.510        690
95355                                  2        703,200        0.45        6.086        716
89141                                  3        692,800        0.44        6.122        698
18969                                  2        659,750        0.42        6.134        714
Other                                814    147,606,654       94.80        5.998        719
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Zip Code                        Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
89031                           $196,430      81.74%      90.10%      40.64%       22.81%
11368                            485,737      80.00       89.09        0.00        40.90
60651                            298,230      80.00       88.95       59.76         0.00
84119                            288,000      80.00       90.00        0.00         0.00
94553                            407,500      70.38       78.40        0.00         0.00
06902                            268,000      80.00       81.19       11.94        48.26
60647                            353,572      76.90       86.66        0.00       100.00
95355                            351,600      80.00       91.64       32.88         0.00
89141                            230,933      79.71       85.89       61.89         0.00
18969                            329,875      79.99       93.15        0.00       100.00
Other                            181,335      78.89       88.73       32.89        39.85
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Remaining Months To Maturity     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
301 - 360                            841   $155,700,863      100.00%       6.007%       719
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Remaining Months To Maturity    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
301 - 360                       $185,138      78.89%      88.67%      32.26%       39.30%
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                        Distribution by Amortization Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Amortization Type                Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 YEAR ARM                            4       $829,194        0.53%       6.371%       707
3 YEAR ARM                           541    103,724,730       66.62        5.994        719
5 YEAR ARM                           225     38,407,950       24.67        6.325        722
6 MONTH ARM                           67     11,952,429        7.68        5.045        710
7 YEAR ARM                             4        786,560        0.51        6.526        726
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Amortization Type               Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 YEAR ARM                     $207,299      75.14%      76.99%       0.00%       25.40%
3 YEAR ARM                       191,728      79.01       88.34       28.68        31.98
5 YEAR ARM                       170,702      78.87       88.40       37.68        41.51
6 MONTH ARM                      178,394      78.64       94.23       50.35        99.30
7 YEAR ARM                       196,640      71.64       72.72        0.00         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                     Distribution by Prepayment Term Months

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Prepayment Term Months           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
0                                    608   $117,994,590       75.78%       6.065%       719
30                                     1        161,050        0.10        5.125        748
36                                   231     37,365,323       24.00        5.829        718
42                                     1        179,900        0.12        6.125        681
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Prepayment Term Months          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
0                               $194,070      78.81%      88.19%      31.08%       39.07%
30                               161,050      79.99       99.98      100.00       100.00
36                               161,755      79.12       90.13       35.38        39.96
42                               179,900      79.99       89.95      100.00         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Cap                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                                841   $155,700,863      100.00%       6.007%       719
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Cap                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $185,138      78.89%      88.67%      32.26%       39.30%
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                      Distribution by Months to Rate Reset

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Months To Rate Reset             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 & Below                            67    $11,952,429        7.68%       5.045%       710
21 - 30                                6        726,500        0.47        5.915        678
31 - 40                              535    102,998,230       66.15        5.995        719
51 - 60                              225     38,407,950       24.67        6.325        722
81 - 90                                4        786,560        0.51        6.526        726
111 - 120                              4        829,194        0.53        6.371        707
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Months To Rate Reset            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 & Below                      $178,394      78.64%      94.23%      50.35%       99.30%
21 - 30                          121,083      79.91       85.28       64.40        12.96
31 - 40                          192,520      79.01       88.36       28.43        32.12
51 - 60                          170,702      78.87       88.40       37.68        41.51
81 - 90                          196,640      71.64       72.72        0.00         0.00
111 - 120                        207,299      75.14       76.99        0.00        25.40
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                      Distribution by Maximum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Maximum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10.49% & Below                         4       $798,345        0.51%       5.242%       703
10.50 - 10.99%                        55     10,801,441        6.94        5.590        718
11.00 - 11.49%                       212     38,084,526       24.46        5.526        722
11.50 - 11.99%                       266     47,216,922       30.33        5.963        717
12.00 - 12.49%                       214     41,939,817       26.94        6.271        721
12.50 - 12.99%                        61     11,265,212        7.24        6.684        709
13.00 - 13.49%                        26      5,153,335        3.31        7.177        717
13.50 - 13.99%                         3        441,264        0.28        7.915        712
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Maximum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10.49% & Below                  $199,586      65.31%      71.32%      53.51%       58.29%
10.50 - 10.99%                   196,390      79.87       87.54       33.53        70.07
11.00 - 11.49%                   179,644      77.85       88.92       42.89        53.83
11.50 - 11.99%                   177,507      78.78       88.34       36.24        38.77
12.00 - 12.49%                   195,980      78.95       88.48       23.75        23.19
12.50 - 12.99%                   184,676      81.01       90.58       18.63        26.96
13.00 - 13.49%                   198,205      81.13       91.64       13.16        22.36
13.50 - 13.99%                   147,088      94.99       94.99        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                      Distribution by Minimum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Minimum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                          67    $12,000,589        7.71%       5.079%       710
2.50 - 2.99%                         771    143,333,759       92.06        6.079        720
3.00 - 3.49%                           2        183,500        0.12        8.152        691
3.50 - 3.99%                           1        183,014        0.12        8.500        701
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Minimum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $179,113      78.65%      94.17%      48.98%       97.73%
2.50 - 2.99%                     185,906      78.87       88.19       30.95        34.26
3.00 - 3.49%                      91,750      93.04       93.04        0.00       100.00
3.50 - 3.99%                     183,014      95.00       95.00        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Margin                           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                          67    $12,000,589        7.71%       5.079%       710
2.50 - 2.99%                         774    143,700,274       92.29        6.085        720
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Margin                          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $179,113      78.65%      94.17%      48.98%       97.73%
2.50 - 2.99%                     185,659      78.91       88.21       30.87        34.42
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                      Distribution by First Adjustment Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
First Adjustment Cap             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                                 67    $11,952,429        7.68%       5.045%       710
5.00%                                774    143,748,434       92.32        6.088        720
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
First Adjustment Cap            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $178,394      78.64%      94.23%      50.35%       99.30%
5.00%                            185,721      78.91       88.21       30.76        34.31
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                      Distribution by Periodic Lifetime Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Lifetime Cap            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
4.51 - 5.00%                         239    $40,859,219       26.24%       6.325%       722
5.01 - 5.50%                          14      2,229,493        1.43        5.698        721
5.51 - 6.00%                         559    106,879,252       68.64        5.972        718
6.01 - 6.50%                          18      3,387,220        2.18        4.746        711
6.51 - 7.00%                           9      1,942,079        1.25        4.263        722
7.01 - 7.50%                           2        403,600        0.26        3.831        707
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Lifetime Cap           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
4.51 - 5.00%                    $170,959      78.70%      88.19%      36.48%       42.16%
5.01 - 5.50%                     159,249      78.50       97.99       43.40        96.23
5.51 - 6.00%                     191,197      78.99       88.44       29.21        33.77
6.01 - 6.50%                     188,179      78.45       94.56       53.51       100.00
6.51 - 7.00%                     215,787      78.52       90.76       47.52       100.00
7.01 - 7.50%                     201,800      79.80       86.52      100.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

                       Distribution by Interest Only Loans

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Interest Only Loans              Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
N                                     73    $14,888,439        9.56%       6.209%       699
Y                                    768    140,812,424       90.44        5.986        721
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                               841   $155,700,863      100.00%       6.007%       719
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Interest Only Loans             Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
N                               $203,951      79.86%      85.16%      17.49%       46.96%
Y                                183,350      78.79       89.04       33.83        38.49
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $185,138      78.89%      88.67%      32.26%       39.30%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $329,848,125
Number of Mortgage Loans:                                                 1,086
Average Scheduled Principal Balance:                                   $303,728
Percentage of IO loans:                                                   92.63%
Weighted Average Gross Coupon:                                            5.986%
Weighted Average Net Coupon (2):                                          5.721%
Weighted Average Original FICO Score:                                       702
Weighted Average Original LTV Ratio:                                      77.50%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             41
Weighted Average Gross Margin:                                             2.58%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.22%
Weighted Average Gross Maximum Lifetime Rate:                             11.60%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.

                    Distribution by Current Principal Balance

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Principal Balance        Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
$50,000 & Below                       25     $1,001,619        0.30%       6.520%       720
$50,001 - $75,000                     33      2,165,878        0.66        6.378        708
$75,001 - $100,000                    61      5,478,082        1.66        6.245        702
$100,001 - $125,000                   97     10,884,247        3.30        6.126        712
$125,001 - $150,000                   79     10,806,029        3.28        6.230        717
$150,001 - $200,000                  132     22,886,839        6.94        6.059        705
$200,001 - $250,000                  101     22,600,889        6.85        6.120        706
$250,001 - $300,000                   74     20,245,507        6.14        5.876        696
$300,001 - $350,000                   76     25,397,874        7.70        5.884        684
$350,001 - $400,000                  124     46,718,369       14.16        5.948        705
$400,001 - $450,000                   65     27,773,365        8.42        5.872        708
$450,001 - $500,000                   63     30,164,539        9.14        5.920        707
$500,001 - $550,000                   38     20,050,963        6.08        6.214        687
$550,001 - $600,000                   39     22,433,428        6.80        5.968        689
$600,001 - $650,000                   29     18,366,329        5.57        6.049        705
$650,001 - $700,000                   14      9,537,535        2.89        6.112        692
$700,001 - $750,000                    6      4,324,200        1.31        5.649        727
$750,001 - $800,000                    4      3,064,605        0.93        5.410        714
$800,001 - $850,000                    3      2,465,000        0.75        6.126        654
$850,001 - $900,000                    6      5,272,209        1.60        6.249        702
$900,001 - $950,000                    2      1,829,500        0.55        6.315        725
$950,001 - $1,000,000                  9      8,811,118        2.67        5.789        718
$1,000,001 & Above                     6      7,570,000        2.29        5.471        701
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Principal Balance       Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
$50,000 & Below                  $40,065      78.86%      90.43%      34.99%       14.80%
$50,001 - $75,000                 65,633      78.41       89.35       33.91        15.27
$75,001 - $100,000                89,805      77.20       87.04       29.01        32.05
$100,001 - $125,000              112,209      79.00       89.80       29.02        23.92
$125,001 - $150,000              136,785      78.46       89.42       21.37        34.18
$150,001 - $200,000              173,385      78.47       88.00       18.48        44.32
$200,001 - $250,000              223,771      79.28       88.73       15.72        52.26
$250,001 - $300,000              273,588      78.43       87.70       16.17        62.45
$300,001 - $350,000              334,183      77.18       83.18       33.58        83.01
$350,001 - $400,000              376,761      77.66       87.15       53.88        75.09
$400,001 - $450,000              427,283      78.29       87.58       35.47        72.52
$450,001 - $500,000              478,802      79.39       87.50       42.46        78.93
$500,001 - $550,000              527,657      78.78       88.85       23.49        84.29
$550,001 - $600,000              575,216      76.98       83.47       33.51        87.19
$600,001 - $650,000              633,322      74.77       83.65       27.61        86.17
$650,001 - $700,000              681,253      69.46       79.01       43.24        93.00
$700,001 - $750,000              720,700      78.02       84.80       33.76        66.35
$750,001 - $800,000              766,151      76.28       92.01       49.59       100.00
$800,001 - $850,000              821,667      78.33       84.98       33.27       100.00
$850,001 - $900,000              878,702      71.22       78.68       32.96        66.90
$900,001 - $950,000              914,750      74.98       74.98        0.00       100.00
$950,001 - $1,000,000            979,013      75.82       87.16       22.30        89.05
$1,000,001 & Above             1,261,667      74.28       77.88       46.76       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Current Rate                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
5.00% & Below                         66    $23,804,362        7.22%       4.692%       704
5.01 - 5.50%                         146     48,788,394       14.79        5.389        708
5.51 - 6.00%                         355    115,596,790       35.05        5.825        705
6.01 - 6.50%                         308     87,479,732       26.52        6.319        702
6.51 - 7.00%                         155     41,600,288       12.61        6.754        690
7.01 - 7.50%                          42     10,660,823        3.23        7.286        689
7.51 - 8.00%                          14      1,917,736        0.58        7.827        680
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Current Rate                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
5.00% & Below                   $360,672      74.52%      84.67%      38.51%       95.04%
5.01 - 5.50%                     334,167      75.64       83.33       50.42        82.71
5.51 - 6.00%                     325,625      77.47       86.33       36.95        75.95
6.01 - 6.50%                     284,025      78.63       87.74       25.54        57.21
6.51 - 7.00%                     268,389      78.87       87.24       17.76        60.22
7.01 - 7.50%                     253,829      77.87       87.32       16.35        58.22
7.51 - 8.00%                     136,981      80.04       88.85        3.17        77.85
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                              Distribution by FICO

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
FICO                             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
780 & Above                           62    $20,224,736        6.13%       5.871%       791
760 - 779                             75     20,357,620        6.17        5.931        769
740 - 759                            116     31,894,064        9.67        5.950        749
720 - 739                            124     36,953,079       11.20        5.966        730
700 - 719                            172     48,192,832       14.61        5.854        709
680 - 699                            154     49,301,510       14.95        5.963        690
660 - 679                            203     62,423,292       18.92        6.118        669
640 - 659                            138     45,371,871       13.76        6.051        651
620 - 639                             42     15,129,123        4.59        6.084        632
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
FICO                            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
780 & Above                     $326,205      78.69%      88.68%      43.39%       56.47%
760 - 779                        271,435      77.87       87.91       38.05        52.72
740 - 759                        274,949      78.08       87.87       39.44        61.17
720 - 739                        298,009      79.08       88.11       33.20        65.98
700 - 719                        280,191      79.07       89.27       40.06        63.80
680 - 699                        320,140      75.76       85.98       37.93        74.17
660 - 679                        307,504      76.67       84.46       22.29        72.74
640 - 659                        328,782      77.18       83.55       21.05        88.82
620 - 639                        360,217      75.27       80.72       34.27        95.87
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                          Distribution by Original LTV

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Original LTV                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
40.00% & Below                         6     $1,533,920        0.47%       6.362%       659
40.01 - 50.00%                        11      3,212,125        0.97        5.656        695
50.01 - 60.00%                        27     10,754,265        3.26        5.694        687
60.01 - 70.00%                        66     26,903,240        8.16        5.868        693
70.01 - 80.00%                       903    268,155,912       81.30        5.981        704
80.01 - 85.00%                         7      1,905,053        0.58        6.208        682
85.01 - 90.00%                        52     13,931,051        4.22        6.450        696
90.01 - 95.00%                        14      3,452,561        1.05        6.326        715
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Original LTV                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
40.00% & Below                  $255,653      35.49%      43.64%       0.00%       93.48%
40.01 - 50.00%                   292,011      47.09       61.11       57.67        76.47
50.01 - 60.00%                   398,306      56.19       61.58       62.72        69.16
60.01 - 70.00%                   407,625      67.09       76.62       45.33        82.09
70.01 - 80.00%                   296,961      79.11       88.55       31.12        68.30
80.01 - 85.00%                   272,150      83.46       83.46       18.11        96.92
85.01 - 90.00%                   267,905      89.54       89.54       22.23        83.99
90.01 - 95.00%                   246,611      94.93       94.93        9.94       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                         Distribution by Document Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Document Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Full/alternate Doc                   325   $108,022,991       32.75%       5.810%       710
No Doc                                65     20,463,830        6.20        6.508        706
Stated Income                        696    201,361,304       61.05        6.027        697
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Document Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Full/alternate Doc              $332,378      76.18%      86.23%     100.00%       72.73%
No Doc                           314,828      81.00       82.45        0.00        99.53
Stated Income                    289,312      77.85       86.74        0.00        66.86
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Loan Purpose                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Cashout Refi                         189    $62,278,795       18.88%       6.069%       675
Purchase                             729    221,888,264       67.27        6.017        713
Rate/term Refi                       168     45,681,066       13.85        5.720        686
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Loan Purpose                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Cashout Refi                    $329,517      73.71%      77.03%      22.80%       80.50%
Purchase                         304,373      79.04       89.09       37.09        65.22
Rate/term Refi                   271,911      75.16       85.42       25.21        84.74
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                        Distribution by Occupancy Status

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Occupancy Status                 Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
Non Owner                            437    $88,597,354       26.86%       6.239%       718
Owner Occupied                       623    233,567,813       70.81        5.895        695
Second Home                           26      7,682,958        2.33        5.834        721
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Occupancy Status                Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
Non Owner                       $202,740      78.27%      86.48%      27.39%        0.00%
Owner Occupied                   374,908      77.39       86.30       33.64       100.00
Second Home                      295,498      71.73       84.44       67.60         0.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                          Distribution by Property Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Property Type                    Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2-4 Family                           113    $39,880,221       12.09%       6.292%       708
Condo                                125     30,093,969        9.12        5.964        716
Co-op                                  2        875,000        0.27        6.229        692
Hi-rise Condo                         10      2,865,779        0.87        6.224        738
Pud                                   51     23,961,963        7.26        5.886        700
Pud Attached                          36      6,675,243        2.02        5.838        713
Pud Detached                         144     46,374,901       14.06        5.949        696
Single Family                         80     35,381,893       10.73        5.710        702
Single Family Attached                27      5,400,242        1.64        6.097        705
Single Family Detached               498    138,338,913       41.94        5.999        698
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Property Type                   Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2-4 Family                      $352,922      76.98%      85.25%      19.51%       51.99%
Condo                            240,752      78.72       89.38       45.12        67.45
Co-op                            437,500      85.66       85.66       56.57       100.00
Hi-rise Condo                    286,578      79.42       90.00        8.99        40.22
Pud                              469,842      76.08       83.92       93.18        91.30
Pud Attached                     185,423      79.00       88.71       29.98        59.82
Pud Detached                     322,048      77.72       86.35       22.35        76.69
Single Family                    442,274      74.03       82.45       96.93        91.17
Single Family Attached           200,009      78.60       85.65       17.35        55.00
Single Family Detached           277,789      78.23       87.16       11.56        67.84
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                              Distribution by State

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
State                            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
CA - Southern                        209    $89,912,142       27.26%       5.928%       701
CA - Northern                        164     66,033,123       20.02        5.776        705
NY                                    50     21,086,272        6.39        6.283        702
NV                                    52     16,023,897        4.86        6.201        698
FL                                    66     14,915,425        4.52        5.976        718
AZ                                    51     10,579,485        3.21        5.931        710
WA                                    45      9,765,140        2.96        5.973        688
VA                                    31      9,457,667        2.87        5.899        671
IL                                    38      9,345,182        2.83        6.234        708
MD                                    31      9,114,220        2.76        6.396        674
Other                                349     73,615,573       22.32        6.052        705
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
State                           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
CA - Southern                   $430,202      76.73%      84.92%      42.30%       75.25%
CA - Northern                    402,641      77.25       86.97       32.10        75.86
NY                               421,725      79.12       85.77       10.19        81.72
NV                               308,152      78.41       86.66       41.20        61.57
FL                               225,991      77.79       85.94       44.61        47.08
AZ                               207,441      79.24       87.84       45.67        59.77
WA                               217,003      74.87       83.89       16.99        52.15
VA                               305,086      77.78       87.81       40.05        90.85
IL                               245,926      78.04       91.32       22.98        81.75
MD                               294,007      79.28       87.20       21.33        76.61
Other                            210,933      77.70       86.71       25.83        63.94
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Zip Code                         Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
89052                                  9     $3,548,163        1.08%       6.369%       687
95032                                  3      3,319,000        1.01        4.678        699
95020                                  4      2,185,000        0.66        6.057        693
92101                                  5      1,898,910        0.58        5.898        742
94598                                  3      1,865,296        0.57        5.160        703
91320                                  3      1,857,600        0.56        5.751        664
94131                                  3      1,715,800        0.52        5.477        713
94112                                  3      1,705,385        0.52        5.947        718
33040                                  3      1,463,705        0.44        5.791        717
92107                                  2      1,396,000        0.42        5.462        641
Other                              1,048    308,893,266       93.65        6.008        702
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Zip Code                        Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
89052                           $394,240      78.46%      83.62%      57.74%       65.57%
95032                          1,106,333      70.92       77.86       42.15       100.00
95020                            546,250      78.40       91.90       59.04        77.35
92101                            379,782      78.74       86.37       85.30        85.30
94598                            621,765      78.35       93.16       46.39        85.56
91320                            619,200      68.70       71.07       76.31       100.00
94131                            571,933      78.16       87.64        0.00       100.00
94112                            568,462      76.52       80.11       34.81       100.00
33040                            487,902      71.34       79.90       74.37        74.37
92107                            698,000      80.00       90.00       58.74       100.00
Other                            294,745      77.61       86.48       31.36        69.69
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Remaining Months To Maturity     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
301 - 360                          1,086   $329,848,125      100.00%       5.986%       702
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Remaining Months To Maturity    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
301 - 360                       $303,728      77.50%      86.30%      32.75%       70.81%
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                        Distribution by Amortization Type

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Amortization Type                Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 YEAR ARM                            9     $1,944,808        0.59%       6.885%       700
3 YEAR ARM                           621    180,338,699       54.67        6.101        697
5 YEAR ARM                           375    120,452,570       36.52        5.975        706
6 MONTH ARM                           75     25,813,896        7.83        5.118        719
7 YEAR ARM                             6      1,298,152        0.39        6.840        700
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Amortization Type               Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 YEAR ARM                     $216,090      75.79%      78.42%      17.52%       36.53%
3 YEAR ARM                       290,400      78.30       87.08       12.98        62.75
5 YEAR ARM                       321,207      76.40       84.69       64.63        77.62
6 MONTH ARM                      344,185      77.09       88.99       24.87        98.65
7 YEAR ARM                       216,359      78.23       86.98        0.00        56.77
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                     Distribution by Prepayment Term Months

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Prepayment Term Months           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
0                                    872   $275,567,744       83.54%       6.018%       701
12                                     2        535,311        0.16        5.664        716
36                                   211     53,095,071       16.10        5.824        704
42                                     1        650,000        0.20        5.750        668
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Prepayment Term Months          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
0                               $316,018      77.49%      86.25%      35.44%       72.07%
12                               267,655      84.62       92.69        0.00       100.00
36                               251,635      77.41       86.41       19.53        63.60
42                               650,000      79.76       94.99        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Cap                     Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                                925   $257,117,707       77.95%       6.044%       700
2.00%                                161     72,730,419       22.05        5.781        708
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Cap                    Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $277,965      78.14%      86.93%      15.04%       65.21%
2.00%                            451,742      75.21       84.08       95.37        90.62
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                      Distribution by Months to Rate Reset

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Months To Rate Reset             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
10 & Below                            75    $25,813,896        7.83%       5.118%       719
21 - 30                               11      4,235,178        1.28        5.562        704
31 - 40                              610    176,103,522       53.39        6.114        697
51 - 60                              375    120,452,570       36.52        5.975        706
71 - 80                                1        241,550        0.07        6.625        681
81 - 90                                5      1,056,602        0.32        6.890        705
111 - 120                              9      1,944,808        0.59        6.885        700
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Months To Rate Reset            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
10 & Below                      $344,185      77.09%      88.99%      24.87%       98.65%
21 - 30                          385,016      80.98       87.05        2.50        91.62
31 - 40                          288,694      78.23       87.08       13.23        62.06
51 - 60                          321,207      76.40       84.69       64.63        77.62
71 - 80                          241,550      80.00       86.62        0.00         0.00
81 - 90                          211,320      77.83       87.06        0.00        69.75
111 - 120                        216,090      75.79       78.42       17.52        36.53
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                      Distribution by Maximum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Maximum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
9.49% & Below                          1       $499,950        0.15%       4.000%       697
9.50 - 9.99%                           7      5,452,045        1.65        4.694        697
10.00 - 10.49%                        30     12,732,324        3.86        5.206        706
10.50 - 10.99%                       115     41,825,955       12.68        5.670        709
11.00 - 11.49%                       222     68,563,621       20.79        5.627        708
11.50 - 11.99%                       309     88,687,536       26.89        5.976        702
12.00 - 12.49%                       240     65,437,027       19.84        6.280        699
12.50 - 12.99%                       125     36,918,216       11.19        6.658        693
13.00 - 13.49%                        29      7,875,440        2.39        7.176        683
13.50 - 13.99%                         6      1,300,661        0.39        7.632        692
14.00 - 14.49%                         2        555,350        0.17        8.000        661
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Maximum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
9.49% & Below                   $499,950      80.00%      80.00%     100.00%      100.00%
9.50 - 9.99%                     778,864      68.85       76.14       64.78       100.00
10.00 - 10.49%                   424,411      74.79       80.57       94.18        90.22
10.50 - 10.99%                   363,704      75.63       84.03       78.73        86.19
11.00 - 11.49%                   308,845      76.97       86.30       40.57        83.25
11.50 - 11.99%                   287,015      77.79       86.77       20.95        67.08
12.00 - 12.49%                   272,654      79.27       87.98       12.50        52.16
12.50 - 12.99%                   295,346      78.58       88.06        9.98        60.68
13.00 - 13.49%                   271,567      79.40       86.74       10.34        66.78
13.50 - 13.99%                   216,777      69.17       90.55        0.00        88.61
14.00 - 14.49%                   277,675      91.83       91.83        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                      Distribution by Minimum Lifetime Rate

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Minimum Lifetime Rate            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                         232    $96,707,322       29.32%       5.610%       711
2.50 - 2.99%                         853    232,978,404       70.63        6.142        698
3.00 - 3.49%                           1        162,400        0.05        4.875        656
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Minimum Lifetime Rate           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $416,842      75.87%      85.57%      76.46%       92.58%
2.50 - 2.99%                     273,128      78.17       86.60       14.63        61.75
3.00 - 3.49%                     162,400      80.00       94.98        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Margin                           Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
2.00 - 2.49%                         232    $96,707,322       29.32%       5.610%       711
2.50 - 2.99%                         853    232,978,404       70.63        6.142        698
3.00 - 3.49%                           1        162,400        0.05        4.875        656
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Margin                          Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
2.00 - 2.49%                    $416,842      75.87%      85.57%      76.46%       92.58%
2.50 - 2.99%                     273,128      78.17       86.60       14.63        61.75
3.00 - 3.49%                     162,400      80.00       94.98        0.00       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                      Distribution by First Adjustment Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
First Adjustment Cap             Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
1.00%                                 75    $25,813,896        7.83%       5.118%       719
5.00%                              1,011    304,034,229       92.17        6.059        700
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
First Adjustment Cap            Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
1.00%                           $344,185      77.09%      88.99%      24.87%       98.65%
5.00%                            300,726      77.53       86.08       33.42        68.45
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                      Distribution by Periodic Lifetime Cap

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Periodic Lifetime Cap            Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
4.51 - 5.00%                         390   $123,695,530       37.50%       5.999%       706
5.01 - 5.50%                          22      8,363,911        2.54        5.709        702
5.51 - 6.00%                         641    187,426,339       56.82        6.067        699
6.01 - 6.50%                          22      6,880,764        2.09        4.742        717
6.51 - 7.00%                          11      3,481,582        1.06        4.252        721
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Periodic Lifetime Cap           Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
4.51 - 5.00%                    $317,168      76.41%      84.62%      63.21%       76.75%
5.01 - 5.50%                     380,178      76.01       85.35       38.10        98.60
5.51 - 6.00%                     292,397      78.35       87.19       12.93        64.04
6.01 - 6.50%                     312,762      74.86       90.16       26.47       100.00
6.51 - 7.00%                     316,507      79.11       92.90       17.12       100.00
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

                       Distribution by Interest Only Loans

                                                           Pct. Of     Weighted    Weighted
                                Number                     Pool By       Avg.        Avg.
                                  Of        Principal     Principal     Gross      Current
Interest Only Loans              Loans       Balance       Balance      Coupon       FICO
----------------------------   ---------   ------------   ---------   ----------   --------
N                                     69    $24,294,728        7.37%       5.974%       700
Y                                  1,017    305,553,397       92.63        5.987        702
----------------------------   ---------   ------------   ---------   ----------   --------
Total:                             1,086   $329,848,125      100.00%       5.986%       702
============================   =========   ============   =========   ==========   ========

                                           Weighted   Weighted
                                 Avg.        Avg.       Avg.      Pct. Full      Pct.
                               Principal   Original   Combined    Alternate     Owner
Interest Only Loans             Balance      LTV         LTV         Doc       Occupied
----------------------------   ---------   --------   ---------   ---------   ----------
N                               $352,098      76.07%      80.25%      45.79%       88.28%
Y                                300,446      77.61       86.79       31.71        69.42
----------------------------   ---------   --------   ---------   ---------   ----------
Total:                          $303,728      77.50%      86.30%      32.75%       70.81%
============================   =========   ========   =========   =========   ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap calculated based on an actual/360 basis (the WAC Cap plus the purchased interest rate cap not including the Class A-1 Interest Rate Cap) for each Distribution Date are as set forth in the following table. The Principal Certificates are assumed to pay on the 25th of a month. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR, one year LIBOR, and one year CMT remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                  Effective
    Date       WAC Cap (%)   WAC Cap (%)
------------   -----------   -----------
      Jan-05       6.60878      10.00000
      Feb-05       5.54284      10.00000
      Mar-05       6.22007      10.00000
      Apr-05       5.61813      10.00000
      May-05       5.80540      10.00000
      Jun-05       5.61813      10.00000
      Jul-05       5.80540      10.00000
      Aug-05       5.61814      10.00000
      Sep-05       5.69346      10.00000
      Oct-05       5.88325      10.00000
      Nov-05       5.69348      10.00000
      Dec-05       5.88327      10.00000
      Jan-06       5.69349      10.00000
      Feb-06       5.69350      10.00000
      Mar-06       6.38697      10.00000
      Apr-06       5.76889      10.00000
      May-06       5.96120      10.00000
      Jun-06       5.76892      10.00000
      Jul-06       5.96123      10.00000
      Aug-06       5.76895      10.00000
      Sep-06       5.84437      10.00000
      Oct-06       6.04268      10.00000
      Nov-06       5.84777      10.00000
      Dec-06       6.04272      10.00000
      Jan-07       5.84781      10.00000
      Feb-07       5.84783      10.00000
      Mar-07       6.55793      10.00000
      Apr-07       5.92391      10.00000
      May-07       6.12140      10.00000
      Jun-07       5.92396      10.00000
      Jul-07       6.12146      10.00000
      Aug-07       5.92402      10.00000
      Sep-07       5.99351      10.00000
      Oct-07       9.09284      10.00000
      Nov-07       8.82122      10.00000
      Dec-07       9.11495      10.00000
      Jan-08       8.82062      10.00000
      Feb-08       8.82031      10.00000
      Mar-08       9.42937      10.00000
      Apr-08       9.38138      10.00000
      May-08       9.69832      10.00000
      Jun-08       9.38516      10.00000
      Jul-08       9.69767      10.00000
      Aug-08       9.38453      10.00000
      Sep-08       9.38421      10.00000
      Oct-08       9.69668      10.00000
      Nov-08       9.38355      10.00000
      Dec-08       9.69599      10.00000
      Jan-09       9.38287      10.00000
      Feb-09       9.38253      10.00000
      Mar-09      10.38741      10.38741
      Apr-09       9.38182      10.00000
      May-09       9.69418      10.00000
      Jun-09       9.38110      10.00000
      Jul-09       9.69342      10.00000
      Aug-09       9.38035      10.00000
      Sep-09       9.37997      10.00000
      Oct-09      10.47666      10.47666
      Nov-09      10.96554      10.96554
      Dec-09      11.33107      11.33107
      Aug-09      10.96555      10.96555
      Sep-09      10.96556      10.96556
      Oct-09      12.14044      12.14044
      Nov-09      10.96801      10.96801
      Dec-09      11.33361      11.33361
      Jan-10      10.96802      10.96802
      Feb-10      11.33362      11.33362
      Mar-10      10.96802      10.96802
      Apr-10      10.96802      10.96802
      May-10      11.33363      11.33363
      Jun-10      10.96803      10.96803
      Jul-10      11.33363      11.33363
      Aug-10      10.96804      10.96804
      Sep-10      10.96804      10.96804
      Oct-10      12.14319      12.14319
      Nov-10      10.96804      10.96804
      Dec-10      11.33364      11.33364
      Jan-11      10.96804      10.96804
      Feb-11      11.33365      11.33365
      Mar-11      10.96805      10.96805
      Apr-11      10.98748      10.98748
      May-11      11.35374      11.35374
      Jun-11      10.98927      10.98927
      Jul-11      11.35559      11.35559
      Aug-11      10.98930      10.98930
      Sep-11      10.98931      10.98931
      Oct-11      11.74721      11.74721
      Nov-11      10.98934      10.98934
      Dec-11      11.35566      11.35566
      Jan-12      10.98936      10.98936
      Feb-12      11.35569      11.35569
      Mar-12      10.98939      10.98939
      Apr-12      10.98941      10.98941
      May-12      11.35573      11.35573
      Jun-12      10.98943      10.98943
      Jul-12      11.35576      11.35576

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                  Effective
    Date       WAC Cap (%)   WAC Cap (%)
------------   -----------   -----------
      Aug-12      10.98946      10.98946
      Sep-12      10.98947      10.98947
      Oct-12      12.16693      12.16693
      Nov-12      10.98950      10.98950
      Dec-12      11.35583      11.35583
      Jan-13      10.98953      10.98953
      Feb-13      11.35586      11.35586
      Mar-13      10.98955      10.98955
      Apr-13      10.98957      10.98957
      May-13      11.35590      11.35590
      Jun-13      10.98959      10.98959
      Jul-13      11.35593      11.35593
      Aug-13      10.98962      10.98962
      Sep-13      10.98963      10.98963
      Oct-13      12.16710      12.16710
      Nov-13      10.98966      10.98966
      Dec-13      11.35599      11.35599
      Jan-14      10.98968      10.98968
      Feb-14      11.35601      11.35601
      Mar-14      10.98970      10.98970
      Apr-14      10.98972      10.98972
      May-14      11.37924      11.37924
      Jun-14      11.01874      11.01874
      Jul-14      11.38607      11.38607

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 (the initial fix rate notional amount), a term of 57 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%

The Interest Rate Cap Notional Amount Amortization Schedule

Distribution Period                         Interest Rate Cap
     (months)         Cap Strike Rate (%)    Notional Amount
-------------------   -------------------   -----------------
         1                        6.60878      483,012,998.47
         2                        5.54284      468,829,848.14
         3                        6.22007      455,062,982.51
         4                        5.61813      441,700,187.94
         5                        5.80540      428,729,609.00
         6                        5.61813      416,139,737.99
         7                        5.80540      403,919,404.76
         8                        5.61814      392,057,766.79
         9                        5.69346      380,544,299.56
        10                        5.88325      369,368,787.30
        11                        5.69348      358,521,313.84
        12                        5.88327      347,992,253.91
        13                        5.69349      337,772,264.55
        14                        5.69350      327,852,276.87
        15                        6.38697      318,223,487.98
        16                        5.76889      308,877,353.21
        17                        5.96120      299,805,578.55
        18                        5.76892      291,000,113.26
        19                        5.96123      282,453,142.79
        20                        5.76895      274,157,081.78
        21                        5.84437      266,104,567.43
        22                        6.04268      258,288,452.88
        23                        5.84777      250,701,941.94
        24                        6.04272      243,338,151.90
        25                        5.84781      236,190,546.95
        26                        5.84783      229,252,783.00
        27                        6.55793      222,518,702.08
        28                        5.92391      215,982,326.88
        29                        6.12140      209,637,868.47
        30                        5.92396      203,479,681.32
        31                        6.12146      197,502,298.91
        32                        5.92402      191,700,415.09
        33                        5.99351      186,068,879.38
        34                        9.09284      180,602,659.44
        35                        8.82122      175,252,678.13
        36                        9.11495      170,060,963.13
        37                        8.82062      165,022,535.50
        38                        8.82031      160,132,879.87
        39                        9.42937      155,387,613.68
        40                        9.38138      150,782,488.27
        41                        9.69832      146,321,056.84
        42                        9.38516      141,991,276.81
        43                        9.69767      137,789,208.98
        44                        9.38453      133,711,094.46
        45                        9.38421      129,753,284.82
        46                        9.69668      125,912,238.85

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Period                          Interest Rate Cap
     (months)         Cap Strike Rate (%)   Notional Amount ($)
-------------------   -------------------   -------------------
        47                        9.38355        122,184,519.43
        48                        9.69599        118,566,790.47
        49                        9.38287        115,055,813.92
        50                        9.38253        111,648,446.92
        51                            N/A                   N/A
        52                        9.38182        105,132,429.35
        53                        9.69418        102,017,944.21
        54                        9.38110         98,995,394.28
        55                        9.69342         96,062,072.29
        56                        9.38035         93,215,350.54
        57                        9.37997         90,452,678.61
    58 & Above                        N/A                   N/A

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97 (the initial fix rate notional amount), a term of 14 months beginning on the twenty-sixth distribution date and a strike rate as detailed in the table below with an upper collar of 9.00%.

The Interest Rate Cap Notional Amount Amortization Schedule

Distribution Period                          Interest Rate Cap
     (months)         Cap Strike Rate (%)   Notional Amount ($)
-------------------   -------------------   -------------------
        20                        8.61103        118,588,249.97
        21                        8.57793        117,429,903.15
        22                        8.59184        116,281,621.71
        23                        8.46706        115,143,403.89
        24                        8.48729        114,015,165.57
        25                        8.35963        112,896,819.26
        26                        8.30758        111,788,278.20
        27                        8.55476        110,689,456.43
        28                        8.23954        109,600,176.12
        29                        8.27917        108,520,444.08
        30                        8.14457        107,450,177.30
        31                        8.19068        106,389,292.74
        32                        8.05351        105,337,708.14
        33                        8.04331        104,295,341.90
    34 & Above                        N/A                   N/A

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA-04-11 B-1 Investor Run
12/6/2004

NO PREAY STRESS

                                             Min 0
                 Fwd LIBOR/Swap Shift       -200 bp                 bp                200 bp
                               Prepay      1.00x Base Case     1.00x Base Case      1.00x Base Case

                   Loss Severity: 40%
            Recovery Delay: 12 months
               % Cum Loss Yield Break                6.67%               5.10%                3.46%
                    CDR - Yield Break                 6.90                5.08                 3.31
      % Cum Loss 1st $ Principal Loss                5.76%               4.05%                2.31%
           CDR - 1st $ Principal Loss                 5.84                3.94                 2.15

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % Cum Loss Yield Break                6.78%               5.17%                3.50%
                    CDR - Yield Break                 5.72                4.22                 2.76
      % Cum Loss 1st $ Principal Loss                5.82%               4.10%                2.33%
           CDR - 1st $ Principal Loss                 4.83                3.28                 1.80

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % Cum Loss Yield Break                6.89%               5.24%                3.53%
                    CDR - Yield Break                 4.53                3.35                  2.2
      % Cum Loss 1st $ Principal Loss                5.88%               4.14%                2.35%
           CDR - 1st $ Principal Loss                 3.81                2.61                 1.44

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break                6.00%               4.51%                2.93%
                    CDR - Yield Break                 6.12                4.43                 2.77
      % Cum Loss 1st $ Principal Loss                5.17%               3.58%                1.96%
           CDR - 1st $ Principal Loss                 5.17                3.44                 1.81

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break                6.20%               4.66%                3.04%
                    CDR - Yield Break                 5.15                3.75                 2.36
      % Cum Loss 1st $ Principal Loss                5.31%               3.69%                2.03%
           CDR - 1st $ Principal Loss                 4.34                2.91                 1.55

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break                6.40%               4.81%                3.15%
                    CDR - Yield Break                 4.18                3.06                 1.95
      % Cum Loss 1st $ Principal Loss                5.45%               3.80%                2.10%
           CDR - 1st $ Principal Loss                 3.51                2.38                 1.28



PREPAY STRESS

                                             Min 0
                 Fwd LIBOR/Swap Shift       -200 bp                 bp                200 bp
                               Prepay      2.00x Base Case     1.00x Base Case      0.50x Base Case

                   Loss Severity: 50%
            Recovery Delay: 12 months
               % Cum Loss Yield Break                3.14%               5.19%                6.81%
                    CDR - Yield Break                 5.77                4.05                 2.66
      % Cum Loss 1st $ Principal Loss                2.76%               4.11%                4.60%
           CDR - 1st $ Principal Loss                 5.04                3.14                 1.72


                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break                2.92%               4.69%                5.94%
                    CDR - Yield Break                 5.35                3.62                 2.28
      % Cum Loss 1st $ Principal Loss                2.56%               3.70%                4.00%
           CDR - 1st $ Principal Loss                 4.67                2.81                 1.48


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA-04-11 Investor Run


Assmptions:

    75% of Pricing prepayment assumptions              (22.5 CPR)
    50% severity/ 12 mth lag to recovery
    Fwd Libor + 100 bps
    to maturity
    Collateral losses shown to maturity
    Priced at par

    Fwd Libor                                          Fwd Libor + 100 bps
    ------------------------------------------------   -------------------------------------------------
    1 Mth       6 Mth       1 yr Libor   1yr CMT       1 Mth        6 Mth       1 yr Libor  1yr CMT
    ------------------------------------------------   -------------------------------------------------

        2.63411     2.71459      3.00639     2.61840        3.63411     3.71459     4.00639      3.61840
        2.40926     2.77531      3.06907     2.70730        3.40926     3.77531     4.06907      3.70730
        2.57593     2.89496      3.16131     2.77910        3.57593     3.89496     4.16131      3.77910
        2.75092     3.00001      3.24100     2.84050        3.75092     4.00001     4.24100      3.84050
        2.87287     3.07354      3.30326     2.90720        3.87287     4.07354     4.30326      3.90720
        2.94527     3.14256      3.36416     2.96850        3.94527     4.14256     4.36416      3.96850
        3.02385     3.21430      3.42710     3.02130        4.02385     4.21430     4.42710      4.02130
        3.09972     3.27922      3.47875     3.07450        4.09972     4.27922     4.47875      4.07450
        3.16291     3.33970      3.53130     3.12590        4.16291     4.33970     4.53130      4.12590
        3.22347     3.39453      3.58240     3.17270        4.22347     4.39453     4.58240      4.17270
        3.28238     3.44658      3.62889     3.21980        4.28238     4.44658     4.62889      4.21980
        3.34005     3.49915      3.67672     3.26100        4.34005     4.49915     4.67672      4.26100
        3.44452     3.55228      3.72289     3.30160        4.44452     4.55228     4.72289      4.30160
        3.44402     3.58776      3.75834     3.34250        4.44402     4.58776     4.75834      4.34250
        3.49574     3.63392      3.80276     3.38270        4.49574     4.63392     4.80276      4.38270
        3.54548     3.67499      3.84027     3.41980        4.54548     4.67499     4.84027      4.41980
        3.59119     3.71373      3.87752     3.46240        4.59119     4.71373     4.87752      4.46240
        3.63121     3.75365      3.91486     3.49860        4.63121     4.75365     4.91486      4.49860
        3.66460     3.79109      3.95321     3.53530        4.66460     4.79109     4.95321      4.53530
        3.70079     3.82690      3.98932     3.57280        4.70079     4.82690     4.98932      4.57280
        3.74126     3.86619      4.02828     3.60810        4.74126     4.86619     5.02828      4.60810
        3.78059     3.90165      4.06256     3.64430        4.78059     4.90165     5.06256      4.64430
        3.81857     3.93769      4.09732     3.68110        4.81857     4.93769     5.09732      4.68110
        3.85297     3.97460      4.13386     3.71250        4.85297     4.97460     5.13386      4.71250
        3.88814     4.01113      4.16795     3.74460        4.88814     5.01113     5.16795      4.74460
        3.92632     4.04581      4.19955     3.78120        4.92632     5.04581     5.19955      4.78120
        3.96141     4.08366      4.23373     3.81610        4.96141     5.08366     5.23373      4.81610
        3.99566     4.11447      4.27672     3.84800        4.99566     5.11447     5.27672      4.84800
        4.02967     4.14653      4.30886     3.88250        5.02967     5.14653     5.30886      4.88250
        4.06346     4.17905      4.34177     3.91410        5.06346     5.17905     5.34177      4.91410
        4.09579     4.21021      4.37326     3.94820        5.09579     5.21021     5.37326      4.94820
        4.12978     4.23946      4.40512     3.97880        5.12978     5.23946     5.40512      4.97880
        4.15933     4.27127      4.44008     4.01120        5.15933     5.27127     5.44008      5.01120
        4.18782     4.30036      4.47013     4.04500        5.18782     5.30036     5.47013      5.04500
        4.21723     4.33194      4.50338     4.07720        5.21723     5.33194     5.50338      5.07720
        4.24613     4.36546      4.53617     4.11100        5.24613     5.36546     5.53617      5.11100
        4.27670     4.39703      4.57199     4.14590        5.27670     5.39703     5.57199      5.14590
        4.30881     4.42896      4.60392     4.17740        5.30881     5.42896     5.60392      5.17740
        4.33989     4.46306      4.63908     4.21290        5.33989     5.46306     5.63908      5.21290
        4.37203     4.49503      4.66013     4.24430        5.37203     5.49503     5.66013      5.24430
        4.40550     4.52916      4.69718     4.27760        5.40550     5.52916     5.69718      5.27760
        4.43684     4.56110      4.73306     4.31180        5.43684     5.56110     5.73306      5.31180
        4.46821     4.59693      4.76666     4.34860        5.46821     5.59693     5.76666      5.34860
        4.50147     4.62963      4.80186     4.38080        5.50147     5.62963     5.80186      5.38080
        4.53360     4.66598      4.83550     4.41470        5.53360     5.66598     5.83550      5.41470
        4.56688     4.70077      4.86663     4.44850        5.56688     5.70077     5.86663      5.44850
        4.59819     4.74115      4.89866     4.47740        5.59819     5.74115     5.89866      5.47740
        4.63568     4.77664      4.92599     4.50800        5.63568     5.77664     5.92599      5.50800
        4.67727     4.81342      4.95597     4.53270        5.67727     5.81342     5.95597      5.53270
        4.71634     4.84671      4.97785     4.55690        5.71634     5.84671     5.97785      5.55690
        4.75116     4.87490      5.00072     4.58010        5.75116     5.87490     6.00072      5.58010
        4.78667     4.90097      5.02154     4.59840        5.78667     5.90097     6.02154      5.59840
        4.81651     4.92417      5.04287     4.61680        5.81651     5.92417     6.04287      5.61680
        4.84316     4.94299      5.06150     4.63400        5.84316     5.94299     6.06150      5.63400
        4.86808     4.96127      5.07960     4.65090        5.86808     5.96127     6.07960      5.65090
        4.88761     4.97483      5.09842     4.66650        5.88761     5.97483     6.09842      5.66650
        4.90513     4.99106      5.11540     4.68340        5.90513     5.99106     6.11540      5.68340
        4.91913     5.00568      5.13265     4.69740        5.91913     6.00568     6.13265      5.69740
        4.92918     5.02393      5.15007     4.71240        5.92918     6.02393     6.15007      5.71240
        4.94143     5.04171      5.16794     4.72870        5.94143     6.04171     6.16794      5.72870
        4.95952     5.06218      5.18859     4.74400        5.95952     6.06218     6.18859      5.74400
        4.98091     5.08224      5.20422     4.76350        5.98091     6.08224     6.20422      5.76350
        4.99958     5.10083      5.22235     4.78260        5.99958     6.10083     6.22235      5.78260
        5.02029     5.12076      5.23960     4.79970        6.02029     6.12076     6.23960      5.79970
        5.03817     5.13653      5.25739     4.81840        6.03817     6.13653     6.25739      5.81840
        5.05677     5.15430      5.27402     4.83760        6.05677     6.15430     6.27402      5.83760
        5.07452     5.17193      5.29137     4.85450        6.07452     6.17193     6.29137      5.85450
        5.09089     5.18578      5.30799     4.87200        6.09089     6.18578     6.30799      5.87200
        5.10848     5.20239      5.32463     4.89050        6.10848     6.20239     6.32463      5.89050
        5.12191     5.21690      5.34114     4.90800        6.12191     6.21690     6.34114      5.90800
        5.13763     5.23485      5.35693     4.92530        6.13763     6.23485     6.35693      5.92530
        5.15369     5.25073      5.37360     4.94320        6.15369     6.25073     6.37360      5.94320
        5.16870     5.26941      5.39183     4.96070        6.16870     6.26941     6.39183      5.96070
        5.18682     5.28509      5.40613     4.98010        6.18682     6.28509     6.40613      5.98010
        5.20228     5.30198      5.42310     4.99690        6.20228     6.30198     6.42310      5.99690
        5.22031     5.31949      5.45393     5.01410        6.22031     6.31949     6.45393      6.01410
        5.23562     5.33423      5.46990     5.03430        6.23562     6.33423     6.46990      6.03430
        5.25348     5.35027      5.48564     5.05020        6.25348     6.35027     6.48564      6.05020
        5.26729     5.36675      5.50194     5.06770        6.26729     6.36675     6.50194      6.06770
        5.28330     5.38075      5.51725     5.08640        6.28330     6.38075     6.51725      6.08640
        5.29918     5.39766      5.53386     5.10250        6.29918     6.39766     6.53386      6.10250
        5.31265     5.41123      5.54864     5.12020        6.31265     6.41123     6.54864      6.12020
        5.32748     5.42673      5.56418     5.13820        6.32748     6.42673     6.56418      6.13820
        5.34335     5.44210      5.57990     5.15380        6.34335     6.44210     6.57990      6.15380
        5.35721     5.45800      5.59696     5.16990        6.35721     6.45800     6.59696      6.16990
        5.37507     5.47381      5.61139     5.18500        6.37507     6.47381     6.61139      6.18500
        5.38875     5.49135      5.62843     5.20060        6.38875     6.49135     6.62843      6.20060
        5.40430     5.50550      5.62873     5.21400        6.40430     6.50550     6.62873      6.21400
        5.41939     5.52049      5.64452     5.22900        6.41939     6.52049     6.64452      6.22900
        5.43496     5.53663      5.66164     5.24290        6.43496     6.53663     6.66164      6.24290
        5.44953     5.55191      5.67662     5.25750        6.44953     6.55191     6.67662      6.25750
        5.46672     5.56662      5.69249     5.27160        6.46672     6.56662     6.69249      6.27160
        5.47909     5.58259      5.70932     5.28530        6.47909     6.58259     6.70932      6.28530
        5.49365     5.59783      5.72180     5.30040        6.49365     6.59783     6.72180      6.30040
        5.50899     5.61507      5.73629     5.31170        6.50899     6.61507     6.73629      6.31170
        5.52403     5.63339      5.74992     5.32530        6.52403     6.63339     6.74992      6.32530
        5.54164     5.64805      5.76362     5.33910        6.54164     6.64805     6.76362      6.33910
        5.56033     5.66324      5.77510     5.35050        6.56033     6.66324     6.77510      6.35050
        5.57536     5.67870      5.78655     5.36280        6.57536     6.67870     6.78655      6.36280
        5.59174     5.69090      5.79811     5.37380        6.59174     6.69090     6.79811      6.37380
        5.60760     5.70179      5.80846     5.38540        6.60760     6.70179     6.80846      6.38540
        5.61839     5.71137      5.81980     5.39700        6.61839     6.71137     6.81980      6.39700
        5.63036     5.72177      5.82853     5.40970        6.63036     6.72177     6.82853      6.40970
        5.64240     5.73100      5.83842     5.41890        6.64240     6.73100     6.83842      6.41890
        5.64985     5.73824      5.84820     5.43000        6.64985     6.73824     6.84820      6.43000
        5.65778     5.74638      5.85584     5.44070        6.65778     6.74638     6.85584      6.44070
        5.66469     5.75648      5.86555     5.45070        6.66469     6.75648     6.86555      6.45070
        5.67177     5.76745      5.87397     5.46090        6.67177     6.76745     6.87397      6.46090
        5.68297     5.77673      5.88376     5.47050        6.68297     6.77673     6.88376      6.47050
        5.69329     5.78641      5.89208     5.48000        6.69329     6.78641     6.89208      6.48000
        5.70294     5.79667      5.90011     5.49030        6.70294     6.79667     6.90011      6.49030
        5.71418     5.80664      5.90893     5.49820        6.71418     6.80664     6.90893      6.49820
        5.72457     5.81564      5.91669     5.50540        6.72457     6.81564     6.91669      6.50540
        5.73220     5.82191      5.92480     5.51340        6.73220     6.82191     6.92480      6.51340
        5.74077     5.82979      5.93161     5.52130        6.74077     6.82979     6.93161      6.52130
        5.74900     5.83718      5.93973     5.52890        6.74900     6.83718     6.93973      6.52890
        5.75628     5.84361      5.94704     5.53670        6.75628     6.84361     6.94704      6.53670
        5.76349     5.84891      5.95323     5.54470        6.76349     6.84891     6.95323      6.54470
        5.76802     5.85702      5.96159     5.55190        6.76802     6.85702     6.96159      6.55190
        5.77461     5.86411      5.96866     5.56100        6.77461     6.86411     6.96866      6.56100
        5.78210     5.87142      5.97753     5.56710        6.78210     6.87142     6.97753      6.56710
        5.78924     5.88000      5.98454     5.57610        6.78924     6.88000     6.98454      6.57610
        5.79555     5.88713      5.99227     5.58440        6.79555     6.88713     6.99227      6.58440
        5.80553     5.89620      6.01734     5.59180        6.80553     6.89620     7.01734      6.59180
        5.81146     5.90355      6.02497     5.60070        6.81146     6.90355     7.02497      6.60070
        5.81936     5.91170      6.03292     5.60970        6.81936     6.91170     7.03292      6.60970
        5.82814     5.92129      6.04044     5.61630        6.82814     6.92129     7.04044      6.61630
        5.83446     5.92683      6.04891     5.62460        6.83446     6.92683     7.04891      6.62460
        5.84303     5.93501      6.05693     5.63370        6.84303     6.93501     7.05693      6.63370
        5.85094     5.94114      6.06467     5.64140        6.85094     6.94114     7.06467      6.64140
        5.85826     5.94844      6.07386     5.65060        6.85826     6.94844     7.07386      6.65060
        5.86730     5.95559      6.08252     5.65940        6.86730     6.95559     7.08252      6.65940
        5.87082     5.96375      6.09337     5.66980        6.87082     6.96375     7.09337      6.66980
        5.87840     5.97125      6.10262     5.68190        6.87840     6.97125     7.10262      6.68190
        5.88430     5.98022      6.11425     5.69170        6.88430     6.98022     7.11425      6.69170
        5.89276     5.99123      6.10939     5.70260        6.89276     6.99123     7.10939      6.70260
        5.90055     6.00022      6.12045     5.71510        6.90055     7.00022     7.12045      6.71510
        5.91123     6.01155      6.13275     5.72760        6.91123     7.01155     7.13275      6.72760
        5.91839     6.02339      6.14500     5.74040        6.91839     7.02339     7.14500      6.74040
        5.92976     6.03553      6.15659     5.75290        6.92976     7.03553     7.15659      6.75290
        5.94150     6.05020      6.16832     5.76520        6.94150     7.05020     7.16832      6.76520
        5.95158     6.06123      6.17812     5.77780        6.95158     7.06123     7.17812      6.77780
        5.96456     6.07380      6.18866     5.79110        6.96456     7.07380     7.18866      6.79110
        5.97872     6.08618      6.19811     5.80020        6.97872     7.08618     7.19811      6.80020
        5.99186     6.09886      6.20729     5.81010        6.99186     7.09886     7.20729      6.81010
        6.00769     6.10920      6.21452     5.81950        7.00769     7.10920     7.21452      6.81950
        6.01758     6.11829      6.22255     5.82880        7.01758     7.11829     7.22255      6.82880
        6.02854     6.12785      6.23060     5.83700        7.02854     7.12785     7.23060      6.83700
        6.03874     6.13525      6.23651     5.84680        7.03874     7.13525     7.23651      6.84680
        6.04870     6.14281      6.24321     5.85370        7.04870     7.14281     7.24321      6.85370
        6.05476     6.14616      6.24871     5.86130        7.05476     7.14616     7.24871      6.86130
        6.06203     6.15145      6.25465     5.86970        7.06203     7.15145     7.25465      6.86970
        6.06725     6.15737      6.26037     5.87540        7.06725     7.15737     7.26037      6.87540
        6.07064     6.16112      6.26356     5.88190        7.07064     7.16112     7.26356      6.88190
        6.07490     6.16697      6.26886     5.88760        7.07490     7.16697     7.26886      6.88760
        6.07582     6.17207      6.27332     5.89320        7.07582     7.17207     7.27332      6.89320
        6.08420     6.17977      6.27832     5.89810        7.08420     7.17977     7.27832      6.89810
        6.09327     6.18575      6.28204     5.90210        7.09327     7.18575     7.28204      6.90210
        6.09821     6.19241      6.28645     5.90640        7.09821     7.19241     7.28645      6.90640
        6.10524     6.19643      6.29182     5.90950        7.10524     7.19643     7.29182      6.90950
        6.11068     6.19996      6.29515     5.91200        7.11068     7.19996     7.29515      6.91200
        6.11593     6.20379      6.29944     5.91430        7.11593     7.20379     7.29944      6.91430
        6.11932     6.20596      6.30188     5.91690        7.11932     7.20596     7.30188      6.91690
        6.12463     6.20798      6.30514     5.91790        7.12463     7.20798     7.30514      6.91790
        6.12380     6.20975      6.30759     5.91970        7.12380     7.20975     7.30759      6.91970
        6.12621     6.21312      6.30766     5.92160        7.12621     7.21312     7.30766      6.92160
        6.12790     6.21767      6.30938     5.92000        7.12790     7.21767     7.30938      6.92000
        6.12859     6.22272      6.30943     5.92120        7.12859     7.22272     7.30943      6.92120
        6.13436     6.22520      6.30980     5.92210        7.13436     7.22520     7.30980      6.92210
        6.14174     6.22846      6.30826     5.92060        7.14174     7.22846     7.30826      6.92060
        6.14500     6.23031      6.30662     5.91960        7.14500     7.23031     7.30662      6.91960
        6.14999     6.23113      6.32343     5.91980        7.14999     7.23113     7.32343      6.91980
        6.15318     6.22891      6.32002     5.91650        7.15318     7.22891     7.32002      6.91650
        6.15109     6.22446      6.31754     5.91530        7.15109     7.22446     7.31754      6.91530
        6.15124     6.22154      6.31384     5.91370        7.15124     7.22154     7.31384      6.91370
        6.14983     6.21774      6.31096     5.91050        7.14983     7.21774     7.31096      6.91050
        6.14480     6.21150      6.30763     5.90900        7.14480     7.21150     7.30763      6.90900
        6.13948     6.20685      6.30336     5.90630        7.13948     7.20685     7.30336      6.90630
        6.13310     6.20478      6.30100     5.90520        7.13310     7.20478     7.30100      6.90520
        6.12579     6.20101      6.29796     5.90470        7.12579     7.20101     7.29796      6.90470
        6.12409     6.19867      6.29630     5.90140        7.12409     7.19867     7.29630      6.90140
        6.12105     6.19681      6.29376     5.90140        7.12105     7.19681     7.29376      6.90140
        6.11954     6.19502      6.29154     5.90080        7.11954     7.19502     7.29154      6.90080
        6.11991     6.19413      6.27328     5.89800        7.11991     7.19413     7.27328      6.89800
        6.11602     6.19090      6.27015     5.89720        7.11602     7.19090     7.27015      6.89720
        6.11473     6.18932      6.26830     5.89580        7.11473     7.18932     7.26830      6.89580
        6.11375     6.18853      6.26521     5.89360        7.11375     7.18853     7.26521      6.89360
        6.11013     6.18409      6.26288     5.89250        7.11013     7.18409     7.26288      6.89250
        6.10903     6.18270      6.26018     5.89160        7.10903     7.18270     7.26018      6.89160
        6.10672     6.17863      6.25557     5.88800        7.10672     7.17863     7.25557      6.88800
        6.10383     6.17639      6.25310     5.88650        7.10383     7.17639     7.25310      6.88650
        6.10283     6.17317      6.24944     5.88360        7.10283     7.17317     7.24944      6.88360
        6.09768     6.16910      6.24656     5.88200        7.09768     7.16910     7.24656      6.88200
        6.09665     6.16778      6.24292     5.87950        7.09665     7.16778     7.24292      6.87950
        6.09243     6.16418      6.23943     5.87630        7.09243     7.16418     7.23943      6.87630
        6.09168     6.16359      6.23781     5.87390        7.09168     7.16359     7.23781      6.87390
        6.08718     6.15828      6.23349     5.87160        7.08718     7.15828     7.23349      6.87160
        6.08521     6.15645      6.23044     5.86970        7.08521     7.15645     7.23044      6.86970
        6.08200     6.15291      6.22593     5.86570        7.08200     7.15291     7.22593      6.86570
        6.07824     6.14834      6.22257     5.86260        7.07824     7.14834     7.22257      6.86260
        6.07632     6.14517      6.21856     5.85850        7.07632     7.14517     7.21856      6.85850
        6.07031     6.13880      6.21254     5.85570        7.07031     7.13880     7.21254      6.85570
        6.06886     6.13659      6.20912     5.85230        7.06886     7.13659     7.20912      6.85230
        6.06459     6.13150      6.20408     5.84800        7.06459     7.13150     7.20408      6.84800
        6.05988     6.12824      6.20003     5.84490        7.05988     7.12824     7.20003      6.84490
        6.05712     6.12381      6.19518     5.84180        7.05712     7.12381     7.19518      6.84180
        6.05179     6.11945      6.19034     5.83680        7.05179     7.11945     7.19034      6.83680
        6.04941     6.11718      6.18755     5.83310        7.04941     7.11718     7.18755      6.83310
        6.04477     6.11174      6.18220     5.83050        7.04477     7.11174     7.18220      6.83050
        6.04192     6.10766      6.17785     5.82370        7.04192     7.10766     7.17785      6.82370
        6.03507     6.10214      6.17192     5.81990        7.03507     7.10214     7.17192      6.81990
        6.03230     6.09817      6.16764     5.81540        7.03230     7.09817     7.16764      6.81540
        6.02813     6.09405      6.16231     5.81000        7.02813     7.09405     7.16231      6.81000
        6.02199     6.08710      6.15517     5.80570        7.02199     7.08710     7.15517      6.80570
        6.01835     6.08226      6.15042     5.80210        7.01835     7.08226     7.15042      6.80210
        6.01387     6.07656      6.14411     5.79560        7.01387     7.07656     7.14411      6.79560
        6.00745     6.07100      6.13881     5.79050        7.00745     7.07100     7.13881      6.79050
        6.00434     6.06587      6.13280     5.78430        7.00434     7.06587     7.13280      6.78430
        5.99673     6.05910      6.12653     5.77960        6.99673     7.05910     7.12653      6.77960
        5.99236     6.05519      6.13942     5.77490        6.99236     7.05519     7.13942      6.77490
        5.98772     6.05018      6.13285     5.76710        6.98772     7.05018     7.13285      6.76710
        5.98322     6.04570      6.12689     5.76280        6.98322     7.04570     7.12689      6.76280
        5.97622     6.03870      6.12029     5.75740        6.97622     7.03870     7.12029      6.75740
        5.97170     6.03299      6.11457     5.75190        6.97170     7.03299     7.11457      6.75190
        5.96591     6.02719      6.10783     5.74520        6.96591     7.02719     7.10783      6.74520
        5.95961     6.01970      6.10023     5.73960        6.95961     7.01970     7.10023      6.73960
        5.95500     6.01390      6.09414     5.73070        6.95500     7.01390     7.09414      6.73070
        5.94732     6.00697      6.08655     5.72590        6.94732     7.00697     7.08655      6.72590
        5.94093     5.99979      6.08009     5.72020        6.94093     6.99979     7.08009      6.72020
        5.93620     5.99390      6.07233     5.71180        6.93620     6.99390     7.07233      6.71180
        5.92806     5.98687      6.06503     5.70530        6.92806     6.98687     7.06503      6.70530
        5.92334     5.98138      6.04251     5.69810        6.92334     6.98138     7.04251      6.69810
        5.91750     5.97398      6.03417     5.69000        6.91750     6.97398     7.03417      6.69000
        5.90849     5.96566      6.02627     5.68320        6.90849     6.96566     7.02627      6.68320
        5.90310     5.96020      6.01832     5.67610        6.90310     6.96020     7.01832      6.67610
        5.89717     5.95354      6.01086     5.66710        6.89717     6.95354     7.01086      6.66710
        5.88921     5.94427      6.00237     5.65980        6.88921     6.94427     7.00237      6.65980
        5.88235     5.93561      5.99266     5.65090        6.88235     6.93561     6.99266      6.65090
        5.87575     5.92774      5.98478     5.64400        6.87575     6.92774     6.98478      6.64400
        5.86819     5.91941      5.97609     5.63600        6.86819     6.91941     6.97609      6.63600
        5.85968     5.90994      5.96818     5.62730        6.85968     6.90994     6.96818      6.62730
        5.84955     5.90034      5.95931     5.62040        6.84955     6.90034     6.95931      6.62040
        5.84109     5.89311      5.95166     5.61340        6.84109     6.89311     6.95166      6.61340
        5.83440     5.88665      5.94599     5.60670        6.83440     6.88665     6.94599      6.60670
        5.82638     5.87888      5.93760     5.59870        6.82638     6.87888     6.93760      6.59870
        5.81692     5.86963      5.93070     5.59180        6.81692     6.86963     6.93070      6.59180
        5.80977     5.86306      5.92314     5.58390        6.80977     6.86306     6.92314      6.58390
        5.80252     5.85606      5.91648     5.57820        6.80252     6.85606     6.91648      6.57820
        5.79485     5.84829      5.90966     5.57160        6.79485     6.84829     6.90966      6.57160
        5.78769     5.83997      5.90140     5.56460        6.78769     6.83997     6.90140      6.56460
        5.77910     5.83304      5.89512     5.55920        6.77910     6.83304     6.89512      6.55920
        5.77310     5.82623      5.88851     5.55390        6.77310     6.82623     6.88851      6.55390
        5.76612     5.81951      5.88278     5.54680        6.76612     6.81951     6.88278      6.54680
        5.75896     5.81333      5.87620     5.54170        6.75896     6.81333     6.87620      6.54170
        5.75183     5.80681      5.87038     5.53540        6.75183     6.80681     6.87038      6.53540
        5.74775     5.80231      5.86659     5.53070        6.74775     6.80231     6.86659      6.53070
        5.73926     5.79516      5.86025     5.52620        6.73926     6.79516     6.86025      6.52620
        5.73479     5.79062      5.85577     5.52140        6.73479     6.79062     6.85577      6.52140
        5.72919     5.78458      5.85007     5.51600        6.72919     6.78458     6.85007      6.51600
        5.72212     5.77853      5.84538     5.51210        6.72212     6.77853     6.84538      6.51210
        5.71759     5.77430      5.84076     5.50840        6.71759     6.77430     6.84076      6.50840
        5.71214     5.76802      5.83456     5.50340        6.71214     6.76802     6.83456      6.50340
        5.70649     5.76343      5.83068     5.49940        6.70649     6.76343     6.83068      6.49940
        5.70155     5.75840      5.82596     5.49480        6.70155     6.75840     6.82596      6.49480
        5.69714     5.75431      5.82230     5.49190        6.69714     6.75431     6.82230      6.49190
        5.69237     5.74986      5.81794     5.48830        6.69237     6.74986     6.81794      6.48830
        5.68665     5.74520      5.81414     5.48440        6.68665     6.74520     6.81414      6.48440
        5.68416     5.74345      5.82795     5.48200        6.68416     6.74345     6.82795      6.48200
        5.67862     5.73783      5.82416     5.47940        6.67862     6.73783     6.82416      6.47940
        5.67556     5.73511      5.82146     5.47710        6.67556     6.73511     6.82146      6.47710
        5.67164     5.73193      5.81781     5.47400        6.67164     6.73193     6.81781      6.47400
        5.66750     5.72774      5.81549     5.47160        6.66750     6.72774     6.81549      6.47160
        5.66521     5.72502      5.81275     5.46830        6.66521     6.72502     6.81275      6.46830
        5.65963     5.72097      5.80923     5.46720        6.65963     6.72097     6.80923      6.46720
        5.65789     5.71878      5.80739     5.46610        6.65789     6.71878     6.80739      6.46610
        5.65522     5.71567      5.80459     5.46300        6.65522     6.71567     6.80459      6.46300
        5.65105     5.71306      5.80320     5.46200        6.65105     6.71306     6.80320      6.46200
        5.64931     5.71087      5.80087     5.46100        6.64931     6.71087     6.80087      6.46100
        5.64676     5.70869      5.79914     5.45930        6.64676     6.70869     6.79914      6.45930
        5.64357     5.70669      5.78279     5.45790        6.64357     6.70669     6.78279      6.45790
        5.64191     5.70541      5.78108     5.45790        6.64191     6.70541     6.78108      6.45790
        5.64076     5.70508      5.78044     5.45590        6.64076     6.70508     6.78044      6.45590
        5.63759     5.70186      5.77896     5.45580        6.63759     6.70186     6.77896      6.45580
        5.63683     5.70150      5.77867     5.45640        6.63683     6.70150     6.77867      6.45640
        5.63531     5.70081      5.77806     5.45530        6.63531     6.70081     6.77806      6.45530
        5.63353     5.69855      5.77624     5.45530        6.63353     6.69855     6.77624      6.45530
        5.63365     5.69780      5.77644     5.45500        6.63365     6.69780     6.77644      6.45500
        5.63046     5.69584      5.77590     5.45580        6.63046     6.69584     6.77590      6.45580
        5.63098     5.69678      5.77637     5.45640        6.63098     6.69678     6.77637      6.45640
        5.63074     5.69608      5.77558     5.45630        6.63074     6.69608     6.77558      6.45630
        5.62850     5.69646      5.77480     5.45670        6.62850     6.69646     6.77480      6.45670
        5.62907     5.69700      5.77509     5.45640        6.62907     6.69700     6.77509      6.45640
        5.62891     5.69726      5.77305     5.45490        6.62891     6.69726     6.77305      6.45490
        5.62935     5.69860      5.77145     5.45420        6.62935     6.69860     6.77145      6.45420
        5.62908     5.69816      5.76864     5.45240        6.62908     6.69816     6.76864      6.45240
        5.63076     5.69819      5.76629     5.44970        6.63076     6.69819     6.76629      6.44970
        5.62952     5.69583      5.76279     5.44760        6.62952     6.69583     6.76279      6.44760
        5.63062     5.69313      5.75780     5.44520        6.63062     6.69313     6.75780      6.44520
        5.63236     5.69012      5.75416     5.44050        6.63236     6.69012     6.75416      6.44050
        5.63118     5.68542      5.74895     5.43700        6.63118     6.68542     6.74895      6.43700
        5.62715     5.68033      5.74460     5.43350        6.62715     6.68033     6.74460      6.43350
        5.62145     5.67458      5.73909     5.42810        6.62145     6.67458     6.73909      6.42810
        5.61488     5.66972      5.73445     5.42380        6.61488     6.66972     6.73445      6.42380
        5.61110     5.66590      5.73166     5.42000        6.61110     6.66590     6.73166      6.42000
        5.60626     5.66066      5.72680     5.41550        6.60626     6.66066     6.72680      6.41550
        5.60003     5.65545      5.72294     5.41230        6.60003     6.65545     6.72294      6.41230
        5.59585     5.65160      5.71864     5.40940        6.59585     6.65160     6.71864      6.40940
        5.59205     5.64851      5.71536     5.40480        6.59205     6.64851     6.71536      6.40480
        5.58669     5.64310      5.71157     5.40200        6.58669     6.64310     6.71157      6.40200
        5.58251     5.63849      5.70679     5.39830        6.58251     6.63849     6.70679      6.39830
        5.57885     5.63517      5.70392     5.39610        6.57885     6.63517     6.70392      6.39610
        5.57450     5.63154      5.70040     5.39330        6.57450     6.63154     6.70040      6.39330
        5.57193     5.62819      5.69796     5.39030        6.57193     6.62819     6.69796      6.39030
        5.56658     5.62354      5.69459     5.38850        6.56658     6.62354     6.69459      6.38850
        5.56297     5.62141      5.69210     5.38710        6.56297     6.62141     6.69210      6.38710
        5.56112     5.61993      5.70678     5.38540        6.56112     6.61993     6.70678      6.38540
        5.55799     5.61757      5.70399     5.38310        6.55799     6.61757     6.70399      6.38310
        5.55466     5.61420      5.70247     5.38150        6.55466     6.61420     6.70247      6.38150
        5.55197     5.61187      5.70011     5.37910        6.55197     6.61187     6.70011      6.37910
        5.54983     5.61051      5.69881     5.37880        6.54983     6.61051     6.69881      6.37880
        5.54739     5.60806      5.69731     5.37860        6.54739     6.60806     6.69731      6.37860
        5.54552     5.60537      5.69494     5.37630        6.54552     6.60537     6.69494      6.37630
        5.54219     5.60362      5.69436     5.37610        6.54219     6.60362     6.69436      6.37610
        5.54079     5.60220      5.69287     5.37600        6.54079     6.60220     6.69287      6.37600
        5.53990     5.60131      5.69241     5.37480        6.53990     6.60131     6.69241      6.37480
        5.53748     5.59968      5.69142     5.37510        6.53748     6.59968     6.69142      6.37510
        5.53572     5.59872      5.69091     5.37410        6.53572     6.59872     6.69091      6.37410
        5.53578     5.59964      5.67598     5.37440        6.53578     6.59964     6.67598      6.37440
        5.53347     5.59729      5.67539     5.37520        6.53347     6.59729     6.67539      6.37520
        5.53346     5.59771      5.67588     5.37660        6.53346     6.59771     6.67588      6.37660
        5.53274     5.59785      5.67571     5.37640        6.53274     6.59785     6.67571      6.37640
        5.53179     5.59687      5.67651     5.37730        6.53179     6.59687     6.67651      6.37730
        5.53269     5.59737      5.67709     5.37800        6.53269     6.59737     6.67709      6.37800
        5.53038     5.59544      5.67658     5.37970        6.53038     6.59544     6.67658      6.37970
        5.53163     5.59713      5.67790     5.38110        6.53163     6.59713     6.67790      6.38110
        5.53221     5.59727      5.67858     5.38230        6.53221     6.59727     6.67858      6.38230
        5.53125     5.59851      5.68034     5.38450        6.53125     6.59851     6.68034      6.38450
        5.53258     5.59895      5.68132     5.38750        6.53258     6.59895     6.68132      6.38750
        5.53194     5.60007      5.68307     5.38870        6.53194     6.60007     6.68307      6.38870
        5.53400     5.60306      5.68606     5.39090        6.53400     6.60306     6.68606      6.39090
        5.53456     5.60361      5.68754     5.39350        6.53456     6.60361     6.68754      6.39350
        5.53703     5.60566      5.69010     5.39580        6.53703     6.60566     6.69010      6.39580
        5.53623     5.60667      5.69214     5.39910        6.53623     6.60667     6.69214      6.39910
        5.53896     5.60941      5.69494     5.40210        6.53896     6.60941     6.69494      6.40210
        5.54110     5.61253      5.69768     5.40490        6.54110     6.61253     6.69768      6.40490
        5.54166     5.61306      5.69928     5.40880        6.54166     6.61306     6.69928      6.40880
        5.54448     5.61542      5.70267     5.41340        6.54448     6.61542     6.70267      6.41340
        5.54669     5.61764      5.70562     5.41620        6.54669     6.61764     6.70562      6.41620
        5.54861     5.62100      5.70928     5.42010        6.54861     6.62100     6.70928      6.42010
        5.55249     5.62347      5.71219     5.42390        6.55249     6.62347     6.71219      6.42390
        5.55304     5.62592      5.71572     5.42820        6.55304     6.62592     6.71572      6.42820
        5.55614     5.63048      5.72002     5.43190        6.55614     6.63048     6.72002      6.43190
        5.55948     5.63432      5.72263     5.43680        6.55948     6.63432     6.72263      6.43680
        5.56357     5.63946      5.72610     5.43910        6.56357     6.63946     6.72610      6.43910
        5.56564     5.64145      5.72866     5.44320        6.56564     6.64145     6.72866      6.44320
        5.56996     5.64587      5.73180     5.44760        6.56996     6.64587     6.73180      6.44760
        5.57371     5.64975      5.73454     5.45000        6.57371     6.64975     6.73454      6.45000
        5.57714     5.65139      5.73557     5.45320        6.57714     6.65139     6.73557      6.45320
        5.58260     5.65404      5.73820     5.45580        6.58260     6.65404     6.73820      6.45580
        5.58426     5.65511      5.73987     5.45890        6.58426     6.65511     6.73987      6.45890


  --------------------------------------------------------------------
                                            First Dollar of Loss
  --------------------------------------------------------------------
     Class M-2  CDR (%)                                       3.532
                Yield (%)                                    7.1247
                DM                                              115
                WAL                                           15.46
                Modified Duration                              9.60
                Principal Window                      May17 - Oct34
                Principal Writedown                 4,400.31 (0.04%)
                Total Collat Loss              29,523,235.35 (6.11%)
  --------------------------------------------------------------------
     Class B-1  CDR (%)                                       2.443
                Yield (%)                                    7.7777
                DM                                              175
                WAL                                           16.91
                Modified Duration                              9.72
                Principal Window                      Oct18 - Oct34
                Principal Writedown                10,188.86 (0.12%)
                Total Collat Loss              21,101,420.16 (4.37%)
  --------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs                      GSAA_04_11

================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                             Pct. Of  Weighted   Weighted               Weighted   Weighted
                                             Pool By      Avg.       Avg.        Avg.       Avg.       Avg.   Pct. Full       Pct.
                 Number Of     Principal   Principal     Gross    Current   Principal   Original   Combined   Alternate      Owner
Debt to Income       Loans       Balance     Balance    Coupon       FICO     Balance        LTV        LTV         Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.000 & Below          120   $32,161,578       6.62%     6.413        713    $268,013     80.67%     82.49%      10.07%     98.99%
0.001 - 10.000           9     1,571,225       0.32      6.176        727     174,581     78.44      90.40       67.93      21.77
10.001 - 20.000        103    21,278,607       4.38      6.029        716     206,588     75.85      84.72       25.54      39.68
20.001 - 30.000        367    87,330,264      17.99      5.964        709     237,957     77.51      86.30       24.74      50.24
30.001 - 40.000      1,073   265,459,377      54.67      5.987        706     247,399     78.37      88.22       29.88      58.14
40.001 - 50.000        244    73,058,977      15.05      5.863        706     299,422     76.92      86.95       58.70      70.30
50.001 - 60.000         10     4,577,010       0.94      5.758        693     457,701     68.29      77.95      100.00     100.00
60.001 - 70.000          1       111,950       0.02      6.000        741     111,950     79.97      94.97      100.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,927  $485,548,988     100.00%     5.993        707    $251,971     77.94%     87.06%      32.59%     60.71%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 15:57                    Page 1 of 1

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        41.73
FL                                                                         5.34
AZ                                                                         4.03
WA                                                                         4.06
GA                                                                         2.81
CO                                                                         3.18
NV                                                                         4.91
NY                                                                         5.75
IL                                                                         2.90
NC                                                                         1.98
Other                                                                     23.30
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.14
50.001 - 60.000                                                            2.78
60.001 - 70.000                                                            6.58
70.001 - 75.000                                                            7.95
75.001 - 80.000                                                           75.91
80.001 - 85.000                                                            0.47
85.001 - 90.000                                                            3.90
90.001 - 95.000                                                            1.26
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.57
3 YEAR ARM                                                                59.89
5 YEAR ARM                                                                30.64
6 MONTH ARM                                                                8.46
7 YEAR ARM                                                                 0.43
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          7.66
650.000 - 699.999                                                         38.06
700.000 - 749.999                                                         35.17
750.000 - 799.999                                                         17.71
800.000 - 819.999                                                          1.40
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                14.61
CONDO                                                                      9.04
CO-OP                                                                      0.22
HI-RISE CONDO                                                              0.96
PUD                                                                        4.78
PUD ATTACHED                                                               2.03
PUD DETACHED                                                              14.65
SINGLE FAMILY                                                              6.55
SINGLE FAMILY ATTACHED                                                     2.01
SINGLE FAMILY DETACHED                                                    45.15
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        32.38
NO DOC                                                                     5.31
STATED INCOME                                                             62.31
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
Y                                                                        100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
 36.000                                                                   59.89
 60.000                                                                   39.11
 84.000                                                                    0.43
120.000                                                                    0.57
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 6, 2004 16:58                    Page 1 of 1

GSAA-04-11 A-2 Breakeven table


o     The Pricing Prepayment Assumptions (30 CPR) are applied
o 1-month, 6-month and 1 year Forward LIBOR, and 1 year CMT curves (as of close on Dec 6, 2004) are used
o     33% loss severity
o     There is a 6 month lag in recoveries




     -------------------------------------------------------------------------
                                                    First Dollar of Loss
     -------------------------------------------------------------------------
           Class A-2         CDR (%)                                   16.852
                             Yield (%)                                 3.9709
                             DM                                            36
                             WAL                                         1.97
                             Modified Duration                           1.85
                             Principal Window                   Jan05 - Mar30
                             Principal Writedown              2,261.49 (0.00%)
                             Total Collat Loss          54,307,537.89 (11.24%)
     -------------------------------------------------------------------------





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




       Fwd Curve                        12/6/2004
--------------------------------------------------------------------------------
Period         Date          1 Mth          6 Mth       1 yr Libor      1yr CMT
--------------------------------------------------------------------------------
     1      1/25/04        2.63411        2.71459          3.00639       2.6184
     2      2/25/04        2.40926        2.77531          3.06907       2.7073
     3      3/25/04        2.57593        2.89496          3.16131       2.7791
     4      4/25/04        2.75092        3.00001          3.24100       2.8405
     5      5/25/04        2.87287        3.07354          3.30326       2.9072
     6      6/25/04        2.94527        3.14256          3.36416       2.9685
     7      7/25/04        3.02385        3.21430          3.42710       3.0213
     8      8/25/04        3.09972        3.27922          3.47875       3.0745
     9      9/25/04        3.16291        3.33970          3.53130       3.1259
    10     10/25/04        3.22347        3.39453          3.58240       3.1727
    11     11/25/04        3.28238        3.44658          3.62889       3.2198
    12     12/25/04        3.34005        3.49915          3.67672       3.2610
    13      1/25/05        3.44452        3.55228          3.72289       3.3016
    14      2/25/05        3.44402        3.58776          3.75834       3.3425
    15      3/25/05        3.49574        3.63392          3.80276       3.3827
    16      4/25/05        3.54548        3.67499          3.84027       3.4198
    17      5/25/05        3.59119        3.71373          3.87752       3.4624
    18      6/25/05        3.63121        3.75365          3.91486       3.4986
    19      7/25/05        3.66460        3.79109          3.95321       3.5353
    20      8/25/05        3.70079        3.82690          3.98932       3.5728
    21      9/25/05        3.74126        3.86619          4.02828       3.6081
    22     10/25/05        3.78059        3.90165          4.06256       3.6443
    23     11/25/05        3.81857        3.93769          4.09732       3.6811
    24     12/25/05        3.85297        3.97460          4.13386       3.7125
    25      1/25/06        3.88814        4.01113          4.16795       3.7446
    26      2/25/06        3.92632        4.04581          4.19955       3.7812
    27      3/25/06        3.96141        4.08366          4.23373       3.8161
    28      4/25/06        3.99566        4.11447          4.27672       3.8480
    29      5/25/06        4.02967        4.14653          4.30886       3.8825
    30      6/25/06        4.06346        4.17905          4.34177       3.9141
    31      7/25/06        4.09579        4.21021          4.37326       3.9482
    32      8/25/06        4.12978        4.23946          4.40512       3.9788
    33      9/25/06        4.15933        4.27127          4.44008       4.0112
    34     10/25/06        4.18782        4.30036          4.47013       4.0450
    35     11/25/06        4.21723        4.33194          4.50338       4.0772
    36     12/25/06        4.24613        4.36546          4.53617       4.1110
    37      1/25/07        4.27670        4.39703          4.57199       4.1459
    38      2/25/07        4.30881        4.42896          4.60392       4.1774
    39      3/25/07        4.33989        4.46306          4.63908       4.2129
    40      4/25/07        4.37203        4.49503          4.66013       4.2443
    41      5/25/07        4.40550        4.52916          4.69718       4.2776
    42      6/25/07        4.43684        4.56110          4.73306       4.3118
    43      7/25/07        4.46821        4.59693          4.76666       4.3486
    44      8/25/07        4.50147        4.62963          4.80186       4.3808
    45      9/25/07        4.53360        4.66598          4.83550       4.4147
    46     10/25/07        4.56688        4.70077          4.86663       4.4485
    47     11/25/07        4.59819        4.74115          4.89866       4.4774
    48     12/25/07        4.63568        4.77664          4.92599       4.5080
    49      1/25/08        4.67727        4.81342          4.95597       4.5327
    50      2/25/08        4.71634        4.84671          4.97785       4.5569
    51      3/25/08        4.75116        4.87490          5.00072       4.5801
    52      4/25/08        4.78667        4.90097          5.02154       4.5984
    53      5/25/08        4.81651        4.92417          5.04287       4.6168
    54      6/25/08        4.84316        4.94299          5.06150       4.6340
    55      7/25/08        4.86808        4.96127          5.07960       4.6509
    56      8/25/08        4.88761        4.97483          5.09842       4.6665
    57      9/25/08        4.90513        4.99106          5.11540       4.6834
    58     10/25/08        4.91913        5.00568          5.13265       4.6974
    59     11/25/08        4.92918        5.02393          5.15007       4.7124
    60     12/25/08        4.94143        5.04171          5.16794       4.7287
    61      1/25/09        4.95952        5.06218          5.18859       4.7440
    62      2/25/09        4.98091        5.08224          5.20422       4.7635
    63      3/25/09        4.99958        5.10083          5.22235       4.7826
    64      4/25/09        5.02029        5.12076          5.23960       4.7997
    65      5/25/09        5.03817        5.13653          5.25739       4.8184
    66      6/25/09        5.05677        5.15430          5.27402       4.8376
    67      7/25/09        5.07452        5.17193          5.29137       4.8545
    68      8/25/09        5.09089        5.18578          5.30799       4.8720
    69      9/25/09        5.10848        5.20239          5.32463       4.8905
    70     10/25/09        5.12191        5.21690          5.34114       4.9080
    71     11/25/09        5.13763        5.23485          5.35693       4.9253
    72     12/25/09        5.15369        5.25073          5.37360       4.9432
    73      1/25/10        5.16870        5.26941          5.39183       4.9607
    74      2/25/10        5.18682        5.28509          5.40613       4.9801
    75      3/25/10        5.20228        5.30198          5.42310       4.9969
    76      4/25/10        5.22031        5.31949          5.45393       5.0141
    77      5/25/10        5.23562        5.33423          5.46990       5.0343
    78      6/25/10        5.25348        5.35027          5.48564       5.0502
    79      7/25/10        5.26729        5.36675          5.50194       5.0677
    80      8/25/10        5.28330        5.38075          5.51725       5.0864
    81      9/25/10        5.29918        5.39766          5.53386       5.1025
    82     10/25/10        5.31265        5.41123          5.54864       5.1202
    83     11/25/10        5.32748        5.42673          5.56418       5.1382
    84     12/25/10        5.34335        5.44210          5.57990       5.1538
    85      1/25/11        5.35721        5.45800          5.59696       5.1699
    86      2/25/11        5.37507        5.47381          5.61139       5.1850
    87      3/25/11        5.38875        5.49135          5.62843       5.2006
    88      4/25/11        5.40430        5.50550          5.62873       5.2140
    89      5/25/11        5.41939        5.52049          5.64452       5.2290
    90      6/25/11        5.43496        5.53663          5.66164       5.2429
    91      7/25/11        5.44953        5.55191          5.67662       5.2575
    92      8/25/11        5.46672        5.56662          5.69249       5.2716
    93      9/25/11        5.47909        5.58259          5.70932       5.2853
    94     10/25/11        5.49365        5.59783          5.72180       5.3004
    95     11/25/11        5.50899        5.61507          5.73629       5.3117
    96     12/25/11        5.52403        5.63339          5.74992       5.3253
    97      1/25/12        5.54164        5.64805          5.76362       5.3391
    98      2/25/12        5.56033        5.66324          5.77510       5.3505
    99      3/25/12        5.57536        5.67870          5.78655       5.3628
   100      4/25/12        5.59174        5.69090          5.79811       5.3738
   101      5/25/12        5.60760        5.70179          5.80846       5.3854
   102      6/25/12        5.61839        5.71137          5.81980       5.3970
   103      7/25/12        5.63036        5.72177          5.82853       5.4097
   104      8/25/12        5.64240        5.73100          5.83842       5.4189
   105      9/25/12        5.64985        5.73824          5.84820       5.4300
   106     10/25/12        5.65778        5.74638          5.85584       5.4407
   107     11/25/12        5.66469        5.75648          5.86555       5.4507
   108     12/25/12        5.67177        5.76745          5.87397       5.4609
   109      1/25/13        5.68297        5.77673          5.88376       5.4705
   110      2/25/13        5.69329        5.78641          5.89208       5.4800
   111      3/25/13        5.70294        5.79667          5.90011       5.4903
   112      4/25/13        5.71418        5.80664          5.90893       5.4982
   113      5/25/13        5.72457        5.81564          5.91669       5.5054
   114      6/25/13        5.73220        5.82191          5.92480       5.5134
   115      7/25/13        5.74077        5.82979          5.93161       5.5213
   116      8/25/13        5.74900        5.83718          5.93973       5.5289
   117      9/25/13        5.75628        5.84361          5.94704       5.5367
   118     10/25/13        5.76349        5.84891          5.95323       5.5447
   119     11/25/13        5.76802        5.85702          5.96159       5.5519
   120     12/25/13        5.77461        5.86411          5.96866       5.5610
   121      1/25/14        5.78210        5.87142          5.97753       5.5671
   122      2/25/14        5.78924        5.88000          5.98454       5.5761
   123      3/25/14        5.79555        5.88713          5.99227       5.5844
   124      4/25/14        5.80553        5.89620          6.01734       5.5918
   125      5/25/14        5.81146        5.90355          6.02497       5.6007
   126      6/25/14        5.81936        5.91170          6.03292       5.6097
   127      7/25/14        5.82814        5.92129          6.04044       5.6163
   128      8/25/14        5.83446        5.92683          6.04891       5.6246
   129      9/25/14        5.84303        5.93501          6.05693       5.6337
   130     10/25/14        5.85094        5.94114          6.06467       5.6414
   131     11/25/14        5.85826        5.94844          6.07386       5.6506
   132     12/25/14        5.86730        5.95559          6.08252       5.6594
   133      1/25/15        5.87082        5.96375          6.09337       5.6698
   134      2/25/15        5.87840        5.97125          6.10262       5.6819
   135      3/25/15        5.88430        5.98022          6.11425       5.6917
   136      4/25/15        5.89276        5.99123          6.10939       5.7026
   137      5/25/15        5.90055        6.00022          6.12045       5.7151
   138      6/25/15        5.91123        6.01155          6.13275       5.7276
   139      7/25/15        5.91839        6.02339          6.14500       5.7404
   140      8/25/15        5.92976        6.03553          6.15659       5.7529
   141      9/25/15        5.94150        6.05020          6.16832       5.7652
   142     10/25/15        5.95158        6.06123          6.17812       5.7778
   143     11/25/15        5.96456        6.07380          6.18866       5.7911
   144     12/25/15        5.97872        6.08618          6.19811       5.8002
   145      1/25/16        5.99186        6.09886          6.20729       5.8101
   146      2/25/16        6.00769        6.10920          6.21452       5.8195
   147      3/25/16        6.01758        6.11829          6.22255       5.8288
   148      4/25/16        6.02854        6.12785          6.23060       5.8370
   149      5/25/16        6.03874        6.13525          6.23651       5.8468
   150      6/25/16        6.04870        6.14281          6.24321       5.8537
   151      7/25/16        6.05476        6.14616          6.24871       5.8613
   152      8/25/16        6.06203        6.15145          6.25465       5.8697
   153      9/25/16        6.06725        6.15737          6.26037       5.8754
   154     10/25/16        6.07064        6.16112          6.26356       5.8819
   155     11/25/16        6.07490        6.16697          6.26886       5.8876
   156     12/25/16        6.07582        6.17207          6.27332       5.8932
   157      1/25/17        6.08420        6.17977          6.27832       5.8981
   158      2/25/17        6.09327        6.18575          6.28204       5.9021
   159      3/25/17        6.09821        6.19241          6.28645       5.9064
   160      4/25/17        6.10524        6.19643          6.29182       5.9095
   161      5/25/17        6.11068        6.19996          6.29515       5.9120
   162      6/25/17        6.11593        6.20379          6.29944       5.9143
   163      7/25/17        6.11932        6.20596          6.30188       5.9169
   164      8/25/17        6.12463        6.20798          6.30514       5.9179
   165      9/25/17        6.12380        6.20975          6.30759       5.9197
   166     10/25/17        6.12621        6.21312          6.30766       5.9216
   167     11/25/17        6.12790        6.21767          6.30938       5.9200
   168     12/25/17        6.12859        6.22272          6.30943       5.9212
   169      1/25/18        6.13436        6.22520          6.30980       5.9221
   170      2/25/18        6.14174        6.22846          6.30826       5.9206
   171      3/25/18        6.14500        6.23031          6.30662       5.9196
   172      4/25/18        6.14999        6.23113          6.32343       5.9198
   173      5/25/18        6.15318        6.22891          6.32002       5.9165
   174      6/25/18        6.15109        6.22446          6.31754       5.9153
   175      7/25/18        6.15124        6.22154          6.31384       5.9137
   176      8/25/18        6.14983        6.21774          6.31096       5.9105
   177      9/25/18        6.14480        6.21150          6.30763       5.9090
   178     10/25/18        6.13948        6.20685          6.30336       5.9063
   179     11/25/18        6.13310        6.20478          6.30100       5.9052
   180     12/25/18        6.12579        6.20101          6.29796       5.9047
   181      1/25/19        6.12409        6.19867          6.29630       5.9014
   182      2/25/19        6.12105        6.19681          6.29376       5.9014
   183      3/25/19        6.11954        6.19502          6.29154       5.9008
   184      4/25/19        6.11991        6.19413          6.27328       5.8980
   185      5/25/19        6.11602        6.19090          6.27015       5.8972
   186      6/25/19        6.11473        6.18932          6.26830       5.8958
   187      7/25/19        6.11375        6.18853          6.26521       5.8936
   188      8/25/19        6.11013        6.18409          6.26288       5.8925
   189      9/25/19        6.10903        6.18270          6.26018       5.8916
   190     10/25/19        6.10672        6.17863          6.25557       5.8880
   191     11/25/19        6.10383        6.17639          6.25310       5.8865
   192     12/25/19        6.10283        6.17317          6.24944       5.8836
   193      1/25/20        6.09768        6.16910          6.24656       5.8820
   194      2/25/20        6.09665        6.16778          6.24292       5.8795
   195      3/25/20        6.09243        6.16418          6.23943       5.8763
   196      4/25/20        6.09168        6.16359          6.23781       5.8739
   197      5/25/20        6.08718        6.15828          6.23349       5.8716
   198      6/25/20        6.08521        6.15645          6.23044       5.8697
   199      7/25/20        6.08200        6.15291          6.22593       5.8657
   200      8/25/20        6.07824        6.14834          6.22257       5.8626
   201      9/25/20        6.07632        6.14517          6.21856       5.8585
   202     10/25/20        6.07031        6.13880          6.21254       5.8557
   203     11/25/20        6.06886        6.13659          6.20912       5.8523
   204     12/25/20        6.06459        6.13150          6.20408       5.8480
   205      1/25/21        6.05988        6.12824          6.20003       5.8449
   206      2/25/21        6.05712        6.12381          6.19518       5.8418
   207      3/25/21        6.05179        6.11945          6.19034       5.8368
   208      4/25/21        6.04941        6.11718          6.18755       5.8331
   209      5/25/21        6.04477        6.11174          6.18220       5.8305
   210      6/25/21        6.04192        6.10766          6.17785       5.8237
   211      7/25/21        6.03507        6.10214          6.17192       5.8199
   212      8/25/21        6.03230        6.09817          6.16764       5.8154
   213      9/25/21        6.02813        6.09405          6.16231       5.8100
   214     10/25/21        6.02199        6.08710          6.15517       5.8057
   215     11/25/21        6.01835        6.08226          6.15042       5.8021
   216     12/25/21        6.01387        6.07656          6.14411       5.7956
   217      1/25/22        6.00745        6.07100          6.13881       5.7905
   218      2/25/22        6.00434        6.06587          6.13280       5.7843
   219      3/25/22        5.99673        6.05910          6.12653       5.7796
   220      4/25/22        5.99236        6.05519          6.13942       5.7749
   221      5/25/22        5.98772        6.05018          6.13285       5.7671
   222      6/25/22        5.98322        6.04570          6.12689       5.7628
   223      7/25/22        5.97622        6.03870          6.12029       5.7574
   224      8/25/22        5.97170        6.03299          6.11457       5.7519
   225      9/25/22        5.96591        6.02719          6.10783       5.7452
   226     10/25/22        5.95961        6.01970          6.10023       5.7396
   227     11/25/22        5.95500        6.01390          6.09414       5.7307
   228     12/25/22        5.94732        6.00697          6.08655       5.7259
   229      1/25/23        5.94093        5.99979          6.08009       5.7202
   230      2/25/23        5.93620        5.99390          6.07233       5.7118
   231      3/25/23        5.92806        5.98687          6.06503       5.7053
   232      4/25/23        5.92334        5.98138          6.04251       5.6981
   233      5/25/23        5.91750        5.97398          6.03417       5.6900
   234      6/25/23        5.90849        5.96566          6.02627       5.6832
   235      7/25/23        5.90310        5.96020          6.01832       5.6761
   236      8/25/23        5.89717        5.95354          6.01086       5.6671
   237      9/25/23        5.88921        5.94427          6.00237       5.6598
   238     10/25/23        5.88235        5.93561          5.99266       5.6509
   239     11/25/23        5.87575        5.92774          5.98478       5.6440
   240     12/25/23        5.86819        5.91941          5.97609       5.6360
   241      1/25/24        5.85968        5.90994          5.96818       5.6273
   242      2/25/24        5.84955        5.90034          5.95931       5.6204
   243      3/25/24        5.84109        5.89311          5.95166       5.6134
   244      4/25/24        5.83440        5.88665          5.94599       5.6067
   245      5/25/24        5.82638        5.87888          5.93760       5.5987
   246      6/25/24        5.81692        5.86963          5.93070       5.5918
   247      7/25/24        5.80977        5.86306          5.92314       5.5839
   248      8/25/24        5.80252        5.85606          5.91648       5.5782
   249      9/25/24        5.79485        5.84829          5.90966       5.5716
   250     10/25/24        5.78769        5.83997          5.90140       5.5646
   251     11/25/24        5.77910        5.83304          5.89512       5.5592
   252     12/25/24        5.77310        5.82623          5.88851       5.5539
   253      1/25/25        5.76612        5.81951          5.88278       5.5468
   254      2/25/25        5.75896        5.81333          5.87620       5.5417
   255      3/25/25        5.75183        5.80681          5.87038       5.5354
   256      4/25/25        5.74775        5.80231          5.86659       5.5307
   257      5/25/25        5.73926        5.79516          5.86025       5.5262
   258      6/25/25        5.73479        5.79062          5.85577       5.5214
   259      7/25/25        5.72919        5.78458          5.85007       5.5160
   260      8/25/25        5.72212        5.77853          5.84538       5.5121
   261      9/25/25        5.71759        5.77430          5.84076       5.5084
   262     10/25/25        5.71214        5.76802          5.83456       5.5034
   263     11/25/25        5.70649        5.76343          5.83068       5.4994
   264     12/25/25        5.70155        5.75840          5.82596       5.4948
   265      1/25/26        5.69714        5.75431          5.82230       5.4919
   266      2/25/26        5.69237        5.74986          5.81794       5.4883
   267      3/25/26        5.68665        5.74520          5.81414       5.4844
   268      4/25/26        5.68416        5.74345          5.82795       5.4820
   269      5/25/26        5.67862        5.73783          5.82416       5.4794
   270      6/25/26        5.67556        5.73511          5.82146       5.4771
   271      7/25/26        5.67164        5.73193          5.81781       5.4740
   272      8/25/26        5.66750        5.72774          5.81549       5.4716
   273      9/25/26        5.66521        5.72502          5.81275       5.4683
   274     10/25/26        5.65963        5.72097          5.80923       5.4672
   275     11/25/26        5.65789        5.71878          5.80739       5.4661
   276     12/25/26        5.65522        5.71567          5.80459       5.4630
   277      1/25/27        5.65105        5.71306          5.80320       5.4620
   278      2/25/27        5.64931        5.71087          5.80087       5.4610
   279      3/25/27        5.64676        5.70869          5.79914       5.4593
   280      4/25/27        5.64357        5.70669          5.78279       5.4579
   281      5/25/27        5.64191        5.70541          5.78108       5.4579
   282      6/25/27        5.64076        5.70508          5.78044       5.4559
   283      7/25/27        5.63759        5.70186          5.77896       5.4558
   284      8/25/27        5.63683        5.70150          5.77867       5.4564
   285      9/25/27        5.63531        5.70081          5.77806       5.4553
   286     10/25/27        5.63353        5.69855          5.77624       5.4553
   287     11/25/27        5.63365        5.69780          5.77644       5.4550
   288     12/25/27        5.63046        5.69584          5.77590       5.4558
   289      1/25/28        5.63098        5.69678          5.77637       5.4564
   290      2/25/28        5.63074        5.69608          5.77558       5.4563
   291      3/25/28        5.62850        5.69646          5.77480       5.4567
   292      4/25/28        5.62907        5.69700          5.77509       5.4564
   293      5/25/28        5.62891        5.69726          5.77305       5.4549
   294      6/25/28        5.62935        5.69860          5.77145       5.4542
   295      7/25/28        5.62908        5.69816          5.76864       5.4524
   296      8/25/28        5.63076        5.69819          5.76629       5.4497
   297      9/25/28        5.62952        5.69583          5.76279       5.4476
   298     10/25/28        5.63062        5.69313          5.75780       5.4452
   299     11/25/28        5.63236        5.69012          5.75416       5.4405
   300     12/25/28        5.63118        5.68542          5.74895       5.4370
   301      1/25/29        5.62715        5.68033          5.74460       5.4335
   302      2/25/29        5.62145        5.67458          5.73909       5.4281
   303      3/25/29        5.61488        5.66972          5.73445       5.4238
   304      4/25/29        5.61110        5.66590          5.73166       5.4200
   305      5/25/29        5.60626        5.66066          5.72680       5.4155
   306      6/25/29        5.60003        5.65545          5.72294       5.4123
   307      7/25/29        5.59585        5.65160          5.71864       5.4094
   308      8/25/29        5.59205        5.64851          5.71536       5.4048
   309      9/25/29        5.58669        5.64310          5.71157       5.4020
   310     10/25/29        5.58251        5.63849          5.70679       5.3983
   311     11/25/29        5.57885        5.63517          5.70392       5.3961
   312     12/25/29        5.57450        5.63154          5.70040       5.3933
   313      1/25/30        5.57193        5.62819          5.69796       5.3903
   314      2/25/30        5.56658        5.62354          5.69459       5.3885
   315      3/25/30        5.56297        5.62141          5.69210       5.3871
   316      4/25/30        5.56112        5.61993          5.70678       5.3854
   317      5/25/30        5.55799        5.61757          5.70399       5.3831
   318      6/25/30        5.55466        5.61420          5.70247       5.3815
   319      7/25/30        5.55197        5.61187          5.70011       5.3791
   320      8/25/30        5.54983        5.61051          5.69881       5.3788
   321      9/25/30        5.54739        5.60806          5.69731       5.3786
   322     10/25/30        5.54552        5.60537          5.69494       5.3763
   323     11/25/30        5.54219        5.60362          5.69436       5.3761
   324     12/25/30        5.54079        5.60220          5.69287       5.3760
   325      1/25/31        5.53990        5.60131          5.69241       5.3748
   326      2/25/31        5.53748        5.59968          5.69142       5.3751
   327      3/25/31        5.53572        5.59872          5.69091       5.3741
   328      4/25/31        5.53578        5.59964          5.67598       5.3744
   329      5/25/31        5.53347        5.59729          5.67539       5.3752
   330      6/25/31        5.53346        5.59771          5.67588       5.3766
   331      7/25/31        5.53274        5.59785          5.67571       5.3764
   332      8/25/31        5.53179        5.59687          5.67651       5.3773
   333      9/25/31        5.53269        5.59737          5.67709       5.3780
   334     10/25/31        5.53038        5.59544          5.67658       5.3797
   335     11/25/31        5.53163        5.59713          5.67790       5.3811
   336     12/25/31        5.53221        5.59727          5.67858       5.3823
   337      1/25/32        5.53125        5.59851          5.68034       5.3845
   338      2/25/32        5.53258        5.59895          5.68132       5.3875
   339      3/25/32        5.53194        5.60007          5.68307       5.3887
   340      4/25/32        5.53400        5.60306          5.68606       5.3909
   341      5/25/32        5.53456        5.60361          5.68754       5.3935
   342      6/25/32        5.53703        5.60566          5.69010       5.3958
   343      7/25/32        5.53623        5.60667          5.69214       5.3991
   344      8/25/32        5.53896        5.60941          5.69494       5.4021
   345      9/25/32        5.54110        5.61253          5.69768       5.4049
   346     10/25/32        5.54166        5.61306          5.69928       5.4088
   347     11/25/32        5.54448        5.61542          5.70267       5.4134
   348     12/25/32        5.54669        5.61764          5.70562       5.4162
   349      1/25/33        5.54861        5.62100          5.70928       5.4201
   350      2/25/33        5.55249        5.62347          5.71219       5.4239
   351      3/25/33        5.55304        5.62592          5.71572       5.4282
   352      4/25/33        5.55614        5.63048          5.72002       5.4319
   353      5/25/33        5.55948        5.63432          5.72263       5.4368
   354      6/25/33        5.56357        5.63946          5.72610       5.4391
   355      7/25/33        5.56564        5.64145          5.72866       5.4432
   356      8/25/33        5.56996        5.64587          5.73180       5.4476
   357      9/25/33        5.57371        5.64975          5.73454       5.4500
   358     10/25/33        5.57714        5.65139          5.73557       5.4532
   359     11/25/33        5.58260        5.65404          5.73820       5.4558
   360     12/25/33        5.58426        5.65511          5.73987       5.4589
--------------------------------------------------------------------------------

GSAA-04-11 Term Sheet - Price/Yield - A2
                                                                                                  -------------------------------
Assumption: Run to 10% cleanup call, Static libor curve.                                          LIBOR_1MO                  2.34
Balance               $302,205,000.00     Delay             0                                     LIBOR_6MO                2.6612
Coupon                2.68                Dated             12/30/2004                            LIBOR_1YR                     3
Settle                12/30/2004          First Payment     1/25/2005                             CMT_1YR                    2.58
                                                                                                  -------------------------------

                                 0 CPR             10 CPR             20 CPR             30 CPR            40 CPR
              Yield             2.6950             2.6950             2.6950             2.6950            2.6950
        Disc Margin                 34                 34                 34                 34                34

                WAL              18.85               6.94               3.66               2.33              1.60
           Mod Durn              14.33               6.01               3.38               2.21              1.54
   Principal Window      Jan05 - Apr33      Jan05 - Jul22      Jan05 - Sep14      Jan05 - Apr11     Jan05 - Jun09
             Prepay              0 CPR             10 CPR             20 CPR             30 CPR            40 CPR



Optional Redemption            Call (Y)           Call (Y)           Call (Y)           Call (Y)          Call (Y)

GSAA-04-11 Term Sheet - Price/Yield - A2
Assumption: Run to 10% cleanup call, Forward libor curve.
Balance               $302,205,000.00       Delay                0
Coupon                2.68                  Dated                12/30/2004
Settle                12/30/2004            First Payment        1/25/2005

                                    0 CPR               10 CPR                20 CPR                30 CPR               40 CPR
              Yield                5.4650               4.9036                4.4026                4.0571               3.7885
        Disc Margin                    34                   34                    34                    34                   34

                WAL                 20.34                 7.17                  3.69                  2.34                 1.60
           Mod Durn                 12.25                 5.68                  3.28                  2.18                 1.52
   Principal Window         Jan05 - Aug33        Jan05 - May23         Jan05 - Nov14         Jan05 - May11        Jan05 - Jun09
             Prepay                 0 CPR               10 CPR                20 CPR                30 CPR               40 CPR



Optional Redemption               Call (Y)             Call (Y)              Call (Y)              Call (Y)             Call (Y)

GSAA-04-11 Excess Spread Table
Assumption:       Run to maturity, 6 month and 3yr AMR at 45 CPR
                  5/7/10 Year ARM at 10 CPR
                  Actual/360
                                      Static Libor
------------------------------------------------------------------
Period            Date                Effective WAC Cap
                1           25-Jan-05                     10.0000
                2           25-Jan-05                     10.0284
                3           25-Feb-05                     10.0453
                4           25-Mar-05                     10.0762
                5           25-Apr-05                     10.0943
                6           25-May-05                     10.1190
                7           25-Jun-05                     10.1322
                8           25-Jul-05                     10.1551
                9           25-Aug-05                     10.1588
               10           25-Sep-05                     10.1629
               11           25-Oct-05                     10.1814
               12           25-Nov-05                     10.1809
               13           25-Dec-05                     10.1967
               14           25-Jan-06                     10.2016
               15           25-Feb-06                     10.1511
               16           25-Mar-06                     10.1850
               17           25-Apr-06                     10.1722
               18           25-May-06                     10.1792
               19           25-Jun-06                     10.1628
               20           25-Jul-06                     10.1659
               21           25-Aug-06                     10.1304
               22           25-Sep-06                     10.1061
               23           25-Oct-06                     10.1029
               24           25-Nov-06                     10.0772
               25           25-Dec-06                     10.0697
               26           25-Jan-07                     10.0505
               27           25-Feb-07                      9.9690
               28           25-Mar-07                      9.9747
               29           25-Apr-07                      9.9425
               30           25-May-07                      9.9237
               31           25-Jun-07                      9.8904
               32           25-Jul-07                      9.8669
               33           25-Aug-07                      9.8037
               34           25-Sep-07                      8.3812
               35           25-Oct-07                      8.3663
               36           25-Nov-07                      8.2674
               37           25-Dec-07                      8.2625
               38           25-Jan-08                      8.2111
               39           25-Feb-08                      8.0688
               40           25-Mar-08                      7.8229
               41           25-Apr-08                      7.7174
               42           25-May-08                      7.7169
               43           25-Jun-08                      7.6178
               44           25-Jul-08                      7.6161
               45           25-Aug-08                      7.5669
               46           25-Sep-08                      7.4750
               47           25-Oct-08                      7.4708
               48           25-Nov-08                      7.3842
               49           25-Dec-08                      7.3781
               50           25-Jan-09                      7.3329
               51           25-Feb-09                      7.5015
               52           25-Mar-09                      7.2453
               53           25-Apr-09                      7.1732
               54           25-May-09                      7.1611
               55           25-Jun-09                      7.0952
               56           25-Jul-09                      7.0804
               57           25-Aug-09                      7.0414
               58           25-Sep-09                      8.7058
               59           25-Oct-09                     10.4782
               60           25-Nov-09                     10.8223
               61           25-Dec-09                     10.4682
               62           25-Jan-10                     10.4634
               63           25-Feb-10                     11.5793
               64           25-Mar-10                     10.4605
               65           25-Apr-10                     10.8047
               66           25-May-10                     10.4520
               67           25-Jun-10                     10.7961
               68           25-Jul-10                     10.4439
               69           25-Aug-10                     10.4400
               70           25-Sep-10                     10.7842
               71           25-Oct-10                     10.4327
               72           25-Nov-10                     10.7768
               73           25-Dec-10                     10.4258
               74           25-Jan-11                     10.4225
               75           25-Feb-11                     11.5356
               76           25-Mar-11                     10.4162
               77           25-Apr-11                     10.7603
               78           25-May-11                     10.4103
               79           25-Jun-11                     10.7545
               80           25-Jul-11                     10.4049
               81           25-Aug-11                     10.4559
               82           25-Sep-11                     10.8020
               83           25-Oct-11                     10.4562
               84           25-Nov-11                     10.8024
               85           25-Dec-11                     10.4519
               86           25-Jan-12                     10.4499
               87           25-Feb-12                     11.1685
               88           25-Mar-12                     10.4460
               89           25-Apr-12                     10.7924
               90           25-May-12                     10.4425
               91           25-Jun-12                     10.7888
               92           25-Jul-12                     10.4391
               93           25-Aug-12                     10.4376
               94           25-Sep-12                     10.7839
               95           25-Oct-12                     10.4346
               96           25-Nov-12                     10.7809
               97           25-Dec-12                     10.4318
               98           25-Jan-13                     10.4305
               99           25-Feb-13                     11.5466
              100           25-Mar-13                     10.4280
              101           25-Apr-13                     10.7744
              102           25-May-13                     10.4257
              103           25-Jun-13                     10.7720
              104           25-Jul-13                     10.4235
              105           25-Aug-13                     10.4225
              106           25-Sep-13                     10.7689
              107           25-Oct-13                     10.4205
              108           25-Nov-13                     10.7669
              109           25-Dec-13                     10.4187
              110           25-Jan-14                     10.4179
              111           25-Feb-14                     11.5332
              112           25-Mar-14                     10.4162
              113           25-Apr-14                     10.7627
              114           25-May-14                     10.4147
              115           25-Jun-14                     10.7612
              116           25-Jul-14                     10.4133
              117           25-Aug-14                     10.4127
              118           25-Sep-14                     10.8268
              119           25-Oct-14                     10.4962
              120           25-Nov-14                     10.8456
------------------------------------------------------------------


                  ------------------------------------------------
Static Libor      LIBOR_1MO                               20.0000
                                      ----------------------------
                  LIBOR_6MO                               20.0000
                                      ----------------------------
                  LIBOR_1YR                               20.0000
                                      ----------------------------
                  CMT_1YR                                 20.0000
                  ------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Collateral Analysis


                                      Wtd Avg       Percent of   Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg
FICO Low        FICO High   LTV   Current Balance Current Balance  GWAC    % MI   FICO     DTI      LTV     % SFD   % PUD
--------        ---------   ---   -------------------------------  ----    ----   ----     ---      ---     -----   -----
            500        524  > 65%
            525        549  > 65%
            550        574  > 65%
            575        599  > 70%
                                  ------------------------------------------------------------------------------------------
            600        624  > 70%     $351,660.92          0.362%    6.16      0 621.911   32.787       80  68.151  31.849
                                  ------------------------------------------------------------------------------------------
            625        649  > 70%      311,266.23          6.154%    6.06   8.22 640.307   34.923     79.3  61.627  30.145
                                  ------------------------------------------------------------------------------------------
            650        674  > 80%      247,857.20          1.021%    6.71    100  664.17   34.539   89.045  49.595  39.353
                                  ------------------------------------------------------------------------------------------
            675        699  > 80%      231,193.99          1.381%    6.41    100 688.604   33.357   89.952  63.544  16.587
                                  ------------------------------------------------------------------------------------------
            700        724  > 80%      204,462.66          1.179%    6.36    100 709.353     35.6   91.694  69.131   5.802
                                  ------------------------------------------------------------------------------------------
            725        749  > 85%      260,381.80          1.019%    6.25    100 736.763   34.048   91.175  80.688   7.792
                                  ------------------------------------------------------------------------------------------
            750        774  > 85%      139,558.52          0.546%    6.07    100 759.528   32.099   91.479  66.103   5.012
                                  ------------------------------------------------------------------------------------------
            775        799  > 85%      266,428.62          0.439%    6.39    100 783.405   31.891   91.568  81.487       0
                                  ------------------------------------------------------------------------------------------
            800 max         > 85%      110,728.03          0.046%    6.46    100 805.553   36.986   92.767  55.338       0
                                  ------------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc % Stated Doc  % Int Only
--------               -----------  ---------- --------- ------------  ----------
            500
            525
            550                                                                                   Total Pool  $485,548,988.40
            575
                       --------------------------------------------------------------------------
            600                 100     48.132         0        51.868     51.868  $1,758,304.59
                       --------------------------------------------------------------------------
            625              91.789      31.47         0        65.258     94.599  29,881,557.92
                       --------------------------------------------------------------------------
            650                 100      6.801         0        18.276      77.89   4,957,144.08
                       --------------------------------------------------------------------------
            675              94.898     23.487         0        40.805     83.446   6,704,625.71
                       --------------------------------------------------------------------------
            700              76.868      6.859         0        52.069     72.279   5,724,954.55
                       --------------------------------------------------------------------------
            725              64.977          0         0        64.375     85.052   4,947,254.16
                       --------------------------------------------------------------------------
            750              61.131     12.749         0        71.472     91.067   2,651,611.82
                       --------------------------------------------------------------------------
            775              76.985     16.103         0        38.615     83.897   2,131,428.97
                       --------------------------------------------------------------------------
            800 max          55.338          0         0        44.662     55.338     221,456.05
                       --------------------------------------------------------------------------


                                      Wtd Avg       Percent of   Wtd Avg         Wtd Avg Wtd Avg Wtd Avg
LTV Low          LTV High   DTI   Current Balance Current Balance  GWAC    % MI   FICO     DTI      LTV     % SFD   % PUD
-------          --------   ---   -------------------------------  ----    ----   ----     ---      ---     -----   -----
            60%        64%  > 50%
            65%        69%  > 50%
                                  ------------------------------------------------------------------------------------------
            70%        74%  > 50%     $653,528.50          0.269%    5.83      0 678.997   52.641       70  34.769  65.231
                                  ------------------------------------------------------------------------------------------
            75%        79%  > 50%      373,599.97          0.308%    5.94      0 714.423   54.174       80  74.036       0
                                  ------------------------------------------------------------------------------------------
            80%        84%  > 50%
            85%        89%  > 50%
            90%        94%  > 50%
            95%        99%  > 50%
           100% max         > 50%


LTV Low                % Owner Occ  % Full Doc % Ltd Doc % Stated Doc  % Int Only
-------                -----------  ---------------------------------  ----------
            60%
            65%
                       --------------------------------------------------------------------------
            70%                 100        100         0             0        100  $1,307,057.00
                       --------------------------------------------------------------------------
            75%                 100        100         0             0        100   1,494,399.87
                       --------------------------------------------------------------------------
            80%
            85%
            90%
            95%
           100% max


                                      Wtd Avg       Percent of   Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low          DTI High   FICO  Current Balance Current Balance  GWAC    % MI   FICO     DTI      LTV     % SFD   % PUD
-------          --------   ----  -------------------------------  ----    ----   ----     ---      ---     -----   -----
            20%        24%  < 525
            25%        29%  < 550
            30%        34%  < 575
            35%        39%  < 600
                                  ------------------------------------------------------------------------------------------
            40%        44%  < 625     $560,000.00          0.115%    6.63      0     621   40.419       80       0     100
                                  ------------------------------------------------------------------------------------------
            45%        49%  < 650      580,000.00          0.239%     5.8      0 633.707   46.079   74.035   70.69   29.31
                                  ------------------------------------------------------------------------------------------
            50%        54%  < 675      497,866.66          0.308%    5.78      0 663.207   51.412   72.813  16.939  57.084
                                  ------------------------------------------------------------------------------------------
            55% max         < 700      494,669.97          0.306%    5.75      0 683.271     55.8   64.905  56.243       0
                                  ------------------------------------------------------------------------------------------


DTI Low                % Owner Occ  % Full Doc % Ltd Doc % Stated Doc  % Int Only
-------                -----------  ---------------------------------  ----------
            20%
            25%
            30%
            35%
                       --------------------------------------------------------------------------
            40%                 100          0         0           100        100    $560,000.00
                       --------------------------------------------------------------------------
            45%                 100        100         0             0        100   1,160,000.00
                       --------------------------------------------------------------------------
            50%                 100        100         0             0        100   1,493,599.99
                       --------------------------------------------------------------------------
            55% max             100        100         0             0     56.243   1,484,009.92
                       --------------------------------------------------------------------------



LIMITED AND STATED DOC

                                      Wtd Avg       Percent of    Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg
FICO Low            FICO High     Current Balance Current Balance  GWAC    % MI   FICO     DTI      LTV     % SFD   % PUD
--------            ---------     -------------------------------  ----    ----   ----     ---      ---     -----   -----
            500        524
            525        549
            550        574
            575        599
                                  ------------------------------------------------------------------------------------------
            600        624            $378,000.00          0.311%    6.37      0 621.579   30.272   71.712  62.963  37.037
                                  ------------------------------------------------------------------------------------------
            625        649            $325,008.82          4.752%    6.19   3.47 641.058   33.249   75.938  69.287  21.504
                                  ------------------------------------------------------------------------------------------
            650        674            $279,795.79         11.640%    6.13    1.6 662.304   33.707   77.115  55.545  17.429
                                  ------------------------------------------------------------------------------------------
            675        699            $244,121.21         13.022%     6.1   4.33 687.671   33.595   78.079  53.866   16.38
                                  ------------------------------------------------------------------------------------------
            700        724            $236,668.85         12.332%    5.92   4.98 710.934   32.833    79.18  48.156   14.09
                                  ------------------------------------------------------------------------------------------
            725        749            $233,203.82          8.741%    5.91    7.5 736.811   32.839   78.572  57.535  18.676
                                  ------------------------------------------------------------------------------------------
            750        774            $224,310.85          5.913%    5.98   6.81 761.196   32.957   79.169  58.298    7.38
                                  ------------------------------------------------------------------------------------------
            775        799            $309,222.34          3.821%    6.05   4.44 783.949   32.059   79.171    36.8   15.83
                                  ------------------------------------------------------------------------------------------
            800 max                   $296,685.64          0.917%     5.6   2.22 805.672   34.936   79.119  61.783   8.797
                                  ------------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc % Stated Doc  % Int Only      % CA       % NY      % FL
--------               -----------  ---------------------------------  ----------      ----       ----      ----
            500
            525
            550
            575
                       ----------------------------------------------------------------------------------------------------------
            600                 100          0         0           100        100      54.233        0         0   $1,512,000.00
                       ----------------------------------------------------------------------------------------------------------
            625              95.341          0         0           100     94.438      29.467    1.768     3.064  $23,075,626.22
                       ----------------------------------------------------------------------------------------------------------
            650              75.131          0         0           100     90.292      40.554     9.87     3.793  $56,518,748.48
                       ----------------------------------------------------------------------------------------------------------
            675               51.85          0         0           100     93.617      39.849    5.827      5.66  $63,227,393.64
                       ----------------------------------------------------------------------------------------------------------
            700              50.015          0         0           100     91.995      40.006   10.755     4.957  $59,877,219.29
                       ----------------------------------------------------------------------------------------------------------
            725              44.546          0         0           100     93.754      42.524    8.273     5.198  $42,443,094.56
                       ----------------------------------------------------------------------------------------------------------
            750              45.439          0         0           100      95.44      37.963   13.637     3.306  $28,711,788.85
                       ----------------------------------------------------------------------------------------------------------
            775              37.035          0         0           100     96.914      40.698    9.409     7.443  $18,553,340.49
                       ----------------------------------------------------------------------------------------------------------
            800 max           59.76          0         0           100     97.778      67.357        0         0   $4,450,284.66
                       ----------------------------------------------------------------------------------------------------------


IO LOANS

                                      Wtd Avg       Percent of    Wtd Avg        Wtd Avg Wtd Avg  Wtd Avg
FICO Low            FICO High     Current Balance Current Balance  GWAC    % MI   FICO     DTI      LTV     % SFD   % PUD
--------            ---------     -------------------------------  ----    ----   ----     ---      ---     -----   -----
            500        524
            525        549
            550        574
            575        599
            600        624
                                  -----------------------------------------------------------------------------------------
            625        649            $444,181.17          0.732%    5.99      0  638.34   35.082   75.054  22.937  77.063
                                  -----------------------------------------------------------------------------------------
            650        674            $261,186.03          0.914%    6.43   13.3  662.08   33.226   80.427   14.57  67.358
                                  -----------------------------------------------------------------------------------------
            675        699            $232,162.43          0.574%    6.07      0  686.94   32.527   73.775  17.857  82.143
                                  -----------------------------------------------------------------------------------------
            700        724            $201,935.35          0.624%    6.17      0 711.574   33.349   79.493   3.843  89.611
                                  -----------------------------------------------------------------------------------------
            725        749            $272,801.69          0.899%    6.15   9.06 737.462    34.07   79.793   38.89   61.11
                                  -----------------------------------------------------------------------------------------
            750        774            $237,404.50          0.489%    6.07   21.5 763.868   31.841    82.07  38.516  40.894
                                  -----------------------------------------------------------------------------------------
            775        799            $260,508.33          0.322%    6.22      0 785.061   21.687   77.359  27.779  72.221
                                  -----------------------------------------------------------------------------------------
            800 max                   $262,723.23          0.108%    5.47      0 809.686   37.198   78.725       0  74.507
                                  -----------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc % Stated Doc  % Int Only      % CA      % NY     % FL
--------               -----------  ---------------------------------  ----------      ----      ----     ----
            500
            525
            550
            575
            600
                       --------------------------------------------------------------------------------------------------------
            625              84.038     52.524         0        47.476        100         0         0        0   $3,553,449.34
                       --------------------------------------------------------------------------------------------------------
            650              52.025     27.624         0        59.035     92.204         0         0        0   $4,440,162.56
                       --------------------------------------------------------------------------------------------------------
            675              51.523     64.264         0        35.736     86.927         0         0        0   $2,785,949.13
                       --------------------------------------------------------------------------------------------------------
            700               22.44     44.152         0        55.848        100         0         0        0   $3,029,030.28
                       --------------------------------------------------------------------------------------------------------
            725              45.019     44.929         0        46.012        100         0         0        0   $4,364,827.08
                       --------------------------------------------------------------------------------------------------------
            750               9.082     29.774         0        70.226        100         0         0        0   $2,374,044.99
                       --------------------------------------------------------------------------------------------------------
            775              23.032     41.131         0        35.837        100         0         0        0   $1,563,049.96
                       --------------------------------------------------------------------------------------------------------
            800 max          74.507     25.493         0        74.507        100         0         0        0     $525,446.46
                       --------------------------------------------------------------------------------------------------------

Collateral Analysis


                                      Wtd Avg       Percent of     Wtd Avg        Wtd Avg  Wtd Avg   Wtd Avg
FICO Low        FICO High   LTV   Current Balance Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD    % PUD
--------        ---------   ---   --------------- ---------------   ----    ----    ----      ---      ---     -----    -----
            500        524  > 65%
            525        549  > 65%
            550        574  > 65%
            575        599  > 70%
                                  ----------------------------------------------------------------------------------------------
            600        624  > 70%     $351,660.92          0.362%     6.16      0   621.911   32.787       80   68.151   31.849
                                  ----------------------------------------------------------------------------------------------
            625        649  > 70%      311,266.23          6.154%     6.06  8.216   640.307   34.923     79.3   61.627   30.145
                                  ----------------------------------------------------------------------------------------------
            650        674  > 80%      247,857.20          1.021%     6.71    100    664.17   34.539   89.045   49.595   39.353
                                  ----------------------------------------------------------------------------------------------
            675        699  > 80%      231,193.99          1.381%     6.41    100   688.604   33.357   89.952   63.544   16.587
                                  ----------------------------------------------------------------------------------------------
            700        724  > 80%      204,462.66          1.179%     6.36    100   709.353     35.6   91.694   69.131    5.802
                                  ----------------------------------------------------------------------------------------------
            725        749  > 85%      260,381.80          1.019%     6.25    100   736.763   34.048   91.175   80.688    7.792
                                  ----------------------------------------------------------------------------------------------
            750        774  > 85%      139,558.52          0.546%     6.07    100   759.528   32.099   91.479   66.103    5.012
                                  ----------------------------------------------------------------------------------------------
            775        799  > 85%      266,428.62          0.439%     6.39    100   783.405   31.891   91.568   81.487        0
                                  ----------------------------------------------------------------------------------------------
            800 max         > 85%      110,728.03          0.046%     6.46    100   805.553   36.986   92.767   55.338        0
                                  ----------------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc  % Stated Doc  % Int Only
--------               -----------  ---------- ---------  ------------  ----------
            500
            525
            550                                                                                   Total Pool  $485,548,988.40
            575
                       --------------------------------------------------------------------------
            600                 100     48.132          0        51.868    51.868  $1,758,304.59
                       --------------------------------------------------------------------------
            625              91.789      31.47          0        65.258    94.599  29,881,557.92
                       --------------------------------------------------------------------------
            650                 100      6.801          0        18.276     77.89   4,957,144.08
                       --------------------------------------------------------------------------
            675              94.898     23.487          0        40.805    83.446   6,704,625.71
                       --------------------------------------------------------------------------
            700              76.868      6.859          0        52.069    72.279   5,724,954.55
                       --------------------------------------------------------------------------
            725              64.977          0          0        64.375    85.052   4,947,254.16
                       --------------------------------------------------------------------------
            750              61.131     12.749          0        71.472    91.067   2,651,611.82
                       --------------------------------------------------------------------------
            775              76.985     16.103          0        38.615    83.897   2,131,428.97
                       --------------------------------------------------------------------------
            800 max          55.338          0          0        44.662    55.338     221,456.05
                       --------------------------------------------------------------------------


                                      Wtd Avg       Percent of     Wtd Avg        Wtd Avg  Wtd Avg   Wtd Avg
LTV Low          LTV High   DTI   Current Balance Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD    % PUD
-------          --------   ---   --------------- ---------------   ----    ----    ----      ---      ---     -----    -----
            60%        64%  > 50%
            65%        69%  > 50%
                                  ----------------------------------------------------------------------------------------------
            70%        74%  > 50%     $653,528.50          0.269%     5.83      0   678.997   52.641       70   34.769   65.231
                                  ----------------------------------------------------------------------------------------------
            75%        79%  > 50%
                                  ----------------------------------------------------------------------------------------------
            80%        84%  > 50%      373,599.97          0.308%     5.94      0   714.423   54.174       80   74.036        0
                                  ----------------------------------------------------------------------------------------------
            85%        89%  > 50%
            90%        94%  > 50%
            95%        99%  > 50%
           100% max         > 50%


LTV Low                % Owner Occ  % Full Doc % Ltd Doc  % Stated Doc  % Int Only
-------                -----------  ---------- ---------  ------------  ----------
            60%
            65%
                       --------------------------------------------------------------------------
            70%                 100        100          0             0       100  $1,307,057.00
                       --------------------------------------------------------------------------
            75%
                       -----------------------------------------------------------
            80%                 100        100          0             0       100   1,494,399.87
                       --------------------------------------------------------------------------
            85%
            90%
            95%
           100% max


                                      Wtd Avg       Percent of     Wtd Avg        Wtd Avg  Wtd Avg   Wtd Avg
DTI Low          DTI High   FICO  Current Balance Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD    % PUD
-------          --------   ----  --------------- ---------------   ----    ----    ----      ---      ---     -----    -----
            20%        24%  < 525
            25%        29%  < 550
            30%        34%  < 575
            35%        39%  < 600
                                  ----------------------------------------------------------------------------------------------
            40%        44%  < 625     $560,000.00          0.115%     6.63      0       621   40.419       80        0      100
                                  ----------------------------------------------------------------------------------------------
            45%        49%  < 650      580,000.00          0.239%      5.8      0   633.707   46.079   74.035    70.69    29.31
                                  ----------------------------------------------------------------------------------------------
            50%        54%  < 675      497,866.66          0.308%     5.78      0   663.207   51.412   72.813   16.939   57.084
                                  ----------------------------------------------------------------------------------------------
            55% max         < 700      494,669.97          0.306%     5.75      0   683.271     55.8   64.905   56.243        0
                                  ----------------------------------------------------------------------------------------------


DTI Low                % Owner Occ  % Full Doc % Ltd Doc  % Stated Doc  % Int Only
-------                -----------  ---------- ---------  ------------  ----------
            20%
            25%
            30%
            35%
                       --------------------------------------------------------------------------
            40%                 100          0          0           100       100    $560,000.00
                       --------------------------------------------------------------------------
            45%                 100        100          0             0       100   1,160,000.00
                       --------------------------------------------------------------------------
            50%                 100        100          0             0       100   1,493,599.99
                       --------------------------------------------------------------------------
            55% max             100        100          0             0    56.243   1,484,009.92
                       --------------------------------------------------------------------------



LIMITED AND STATED DOC

                                      Wtd Avg       Percent of     Wtd Avg        Wtd Avg  Wtd Avg   Wtd Avg
FICO Low            FICO High     Current Balance Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD    % PUD
--------            ---------     --------------- ---------------   ----    ----    ----      ---      ---     -----    -----
            500        524
            525        549
            550        574
            575        599
                                  -----------------------------------------------------------------------------------------------
            600        624            $378,000.00          0.311%     6.37      0   621.579   30.272   71.712   62.963   37.037
                                  -----------------------------------------------------------------------------------------------
            625        649            $325,008.82          4.752%     6.19  3.467   641.058   33.249   75.938   69.287   21.504
                                  -----------------------------------------------------------------------------------------------
            650        674            $279,795.79         11.640%     6.13  1.603   662.304   33.707   77.115   55.545   17.429
                                  -----------------------------------------------------------------------------------------------
            675        699            $244,121.21         13.022%      6.1  4.327   687.671   33.595   78.079   53.866    16.38
                                  -----------------------------------------------------------------------------------------------
            700        724            $236,668.85         12.332%     5.92  4.978   710.934   32.833    79.18   48.156    14.09
                                  -----------------------------------------------------------------------------------------------
            725        749            $233,203.82          8.741%     5.91  7.504   736.811   32.839   78.572   57.535   18.676
                                  -----------------------------------------------------------------------------------------------
            750        774            $224,310.85          5.913%     5.98  6.805   761.196   32.957   79.169   58.298     7.38
                                  -----------------------------------------------------------------------------------------------
            775        799            $309,222.34          3.821%     6.05  4.436   783.949   32.059   79.171     36.8    15.83
                                  -----------------------------------------------------------------------------------------------
            800 max                   $296,685.64          0.917%      5.6  2.222   805.672   34.936   79.119   61.783    8.797
                                  -----------------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc  % Stated Doc  % Int Only     % CA       % NY     % FL
--------               -----------  --------------------  ------------  ----------     ----       ----     ----
            500
            525
            550
            575
                       ------------------------------------------------------------------------------------------------------------
            600                 100          0          0           100       100    54.233           0          0   $1,512,000.00
                       ------------------------------------------------------------------------------------------------------------
            625              95.341          0          0           100    94.438    29.467       1.768      3.064  $23,075,626.22
                       ------------------------------------------------------------------------------------------------------------
            650              75.131          0          0           100    90.292    40.554        9.87      3.793  $56,518,748.48
                       ------------------------------------------------------------------------------------------------------------
            675               51.85          0          0           100    93.617    39.849       5.827       5.66  $63,227,393.64
                       ------------------------------------------------------------------------------------------------------------
            700              50.015          0          0           100    91.995    40.006      10.755      4.957  $59,877,219.29
                       ------------------------------------------------------------------------------------------------------------
            725              44.546          0          0           100    93.754    42.524       8.273      5.198  $42,443,094.56
                       ------------------------------------------------------------------------------------------------------------
            750              45.439          0          0           100     95.44    37.963      13.637      3.306  $28,711,788.85
                       ------------------------------------------------------------------------------------------------------------
            775              37.035          0          0           100    96.914    40.698       9.409      7.443  $18,553,340.49
                       ------------------------------------------------------------------------------------------------------------
            800 max           59.76          0          0           100    97.778    67.357           0          0   $4,450,284.66
                       ------------------------------------------------------------------------------------------------------------


IO LOANS

                                      Wtd Avg       Percent of    Wtd Avg         Wtd Avg  Wtd Avg   Wtd Avg
FICO Low            FICO High     Current Balance Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD    % PUD
--------            ---------     --------------- ---------------   ----    ----    ----      ---      ---     -----    -----
            500        524
            525        549
            550        574
            575        599
            600        624
                                  -----------------------------------------------------------------------------------------------
            625        649            $444,181.17          0.732%     5.99      0    638.34   35.082   75.054   22.937   77.063
                                  -----------------------------------------------------------------------------------------------
            650        674            $261,186.03          0.914%     6.43  13.34    662.08   33.226   80.427    14.57   67.358
                                  -----------------------------------------------------------------------------------------------
            675        699            $232,162.43          0.574%     6.07      0    686.94   32.527   73.775   17.857   82.143
                                  -----------------------------------------------------------------------------------------------
            700        724            $201,935.35          0.624%     6.17      0   711.574   33.349   79.493    3.843   89.611
                                  -----------------------------------------------------------------------------------------------
            725        749            $272,801.69          0.899%     6.15  9.059   737.462    34.07   79.793    38.89    61.11
                                  -----------------------------------------------------------------------------------------------
            750        774            $237,404.50          0.489%     6.07  21.52   763.868   31.841    82.07   38.516   40.894
                                  -----------------------------------------------------------------------------------------------
            775        799            $260,508.33          0.322%     6.22      0   785.061   21.687   77.359   27.779   72.221
                                  -----------------------------------------------------------------------------------------------
            800 max                   $262,723.23          0.108%     5.47      0   809.686   37.198   78.725        0   74.507
                                  -----------------------------------------------------------------------------------------------


FICO Low               % Owner Occ  % Full Doc % Ltd Doc  % Stated Doc  % Int Only     % CA      % NY     % FL
--------               -----------  --------------------  ------------  ----------     ----      ----     ----
            500
            525
            550
            575
            600
                       ----------------------------------------------------------------------------------------------------------
            625              84.038     52.524          0        47.476       100         0         0          0   $3,553,449.34
                       ----------------------------------------------------------------------------------------------------------
            650              52.025     27.624          0        59.035    92.204         0         0          0   $4,440,162.56
                       ----------------------------------------------------------------------------------------------------------
            675              51.523     64.264          0        35.736    86.927         0         0          0   $2,785,949.13
                       ----------------------------------------------------------------------------------------------------------
            700               22.44     44.152          0        55.848       100         0         0          0   $3,029,030.28
                       ----------------------------------------------------------------------------------------------------------
            725              45.019     44.929          0        46.012       100         0         0          0   $4,364,827.08
                       ----------------------------------------------------------------------------------------------------------
            750               9.082     29.774          0        70.226       100         0         0          0   $2,374,044.99
                       ----------------------------------------------------------------------------------------------------------
            775              23.032     41.131          0        35.837       100         0         0          0   $1,563,049.96
                       ----------------------------------------------------------------------------------------------------------
            800 max          74.507     25.493          0        74.507       100         0         0          0     $525,446.46
                       ----------------------------------------------------------------------------------------------------------

Collateral Analysis


                                          Wtd Avg        Percent of    Wtd Avg          Wtd Avg  Wtd Avg  Wtd Avg
FICO Low         FICO High    LTV     Current Balance  Current Balance   GWAC     % MI    FICO      DTI     LTV      % SFD   % PUD
--------         ---------    ---     ---------------  ---------------   ----     ----    ----      ---     ---      -----   -----
            500         524    > 65%
            525         549    > 65%
            550         574    > 65%
            575         599    > 70%
                                     ----------------------------------------------------------------------------------------------
            600         624    > 70%      $351,660.92          0.362%     6.16       0   621.911  32.787       80   68.151  31.849
                                     ----------------------------------------------------------------------------------------------
            625         649    > 70%       311,266.23          6.154%     6.06   8.216   640.307  34.923     79.3   61.627  30.145
                                     ----------------------------------------------------------------------------------------------
            650         674    > 80%       247,857.20          1.021%     6.71     100    664.17  34.539   89.045   49.595  39.353
                                     ----------------------------------------------------------------------------------------------
            675         699    > 80%       231,193.99          1.381%     6.41     100   688.604  33.357   89.952   63.544  16.587
                                     ----------------------------------------------------------------------------------------------
            700         724    > 80%       204,462.66          1.179%     6.36     100   709.353    35.6   91.694   69.131   5.802
                                     ----------------------------------------------------------------------------------------------
            725         749    > 85%       260,381.80          1.019%     6.25     100   736.763  34.048   91.175   80.688   7.792
                                     ----------------------------------------------------------------------------------------------
            750         774    > 85%       139,558.52          0.546%     6.07     100   759.528  32.099   91.479   66.103   5.012
                                     ----------------------------------------------------------------------------------------------
            775         799    > 85%       266,428.62          0.439%     6.39     100   783.405  31.891   91.568   81.487       0
                                     ----------------------------------------------------------------------------------------------
            800 max            > 85%       110,728.03          0.046%     6.46     100   805.553  36.986   92.767   55.338       0
                                     ----------------------------------------------------------------------------------------------


FICO Low                % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc   % Int Only
--------                -----------   ----------  ---------  ------------   ----------
            500
            525
            550                                                                                         Total Pool  $485,548,988.40
            575
                        -------------------------------------------------------------------------------
            600                  100     48.132          0         51.868      51.868    $1,758,304.59
                        -------------------------------------------------------------------------------
            625               91.789      31.47          0         65.258      94.599    29,881,557.92
                        -------------------------------------------------------------------------------
            650                  100      6.801          0         18.276       77.89     4,957,144.08
                        -------------------------------------------------------------------------------
            675               94.898     23.487          0         40.805      83.446     6,704,625.71
                        -------------------------------------------------------------------------------
            700               76.868      6.859          0         52.069      72.279     5,724,954.55
                        -------------------------------------------------------------------------------
            725               64.977          0          0         64.375      85.052     4,947,254.16
                        -------------------------------------------------------------------------------
            750               61.131     12.749          0         71.472      91.067     2,651,611.82
                        -------------------------------------------------------------------------------
            775               76.985     16.103          0         38.615      83.897     2,131,428.97
                        -------------------------------------------------------------------------------
            800 max           55.338          0          0         44.662      55.338       221,456.05
                        -------------------------------------------------------------------------------


                                          Wtd Avg        Percent of    Wtd Avg        Wtd Avg   Wtd Avg   Wtd Avg
LTV Low          LTV High     DTI     Current Balance  Current Balance  GWAC    % MI    FICO       DTI      LTV     % SFD   % PUD
-------          --------     ---     ---------------  ---------------  ----    ----    ----       ---      ---     -----   -----
            60%         64%    > 50%
            65%         69%    > 50%
                                     ---------------------------------------------------------------------------------------------
            70%         74%    > 50%      $653,528.50          0.269%    5.83      0   678.997   52.641        70  34.769  65.231
                                     ---------------------------------------------------------------------------------------------
            75%         79%    > 50%
                                     ---------------------------------------------------------------------------------------------
            80%         84%    > 50%       373,599.97          0.308%    5.94      0   714.423   54.174        80  74.036       0
                                     ---------------------------------------------------------------------------------------------
            85%         89%    > 50%
            90%         94%    > 50%
            95%         99%    > 50%
           100% max            > 50%


LTV Low                 % Owner Occ     % Full Doc   % Ltd Doc    % Stated Doc  % Int Only
-------                 -----------     ----------   ---------    ------------  ----------
            60%
            65%
                        -----------------------------------------------------------------------------------
            70%                 100          100           0                0         100    $1,307,057.00
                        -----------------------------------------------------------------------------------
            75%
                        ------------------------------------------------------------------
            80%                 100          100           0                0         100     1,494,399.87
                        -----------------------------------------------------------------------------------
            85%
            90%
            95%
           100% max


                                          Wtd Avg        Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low          DTI High     FICO    Current Balance  Current Balance  GWAC    % MI    FICO      DTI     LTV     % SFD   % PUD
-------          --------     ----    ---------------  ---------------  ----    ----    ----      ---     ---     -----   -----
            20%         24%    < 525
            25%         29%    < 550
            30%         34%    < 575
            35%         39%    < 600
                                     -------------------------------------------------------------------------------------------
            40%         44%    < 625      $560,000.00          0.115%    6.63      0       621  40.419       80       0     100
                                     -------------------------------------------------------------------------------------------
            45%         49%    < 650       580,000.00          0.239%     5.8      0   633.707  46.079   74.035   70.69   29.31
                                     -------------------------------------------------------------------------------------------
            50%         54%    < 675       497,866.66          0.308%    5.78      0   663.207  51.412   72.813  16.939  57.084
                                     -------------------------------------------------------------------------------------------
            55% max            < 700       494,669.97          0.306%    5.75      0   683.271    55.8   64.905  56.243       0
                                     -------------------------------------------------------------------------------------------


DTI Low                 % Owner Occ     % Full Doc   % Ltd Doc    % Stated Doc     % Int Only
-------                 -----------     ----------   ---------    ------------     ----------
            20%
            25%
            30%
            35%
                        ------------------------------------------------------------------------------------
            40%                  100            0           0              100         100      $560,000.00
                        ------------------------------------------------------------------------------------
            45%                  100          100           0                0         100     1,160,000.00
                        ------------------------------------------------------------------------------------
            50%                  100          100           0                0         100     1,493,599.99
                        ------------------------------------------------------------------------------------
            55% max              100          100           0                0      56.243     1,484,009.92
                        ------------------------------------------------------------------------------------


LIMITED AND STATED DOC

                                      Wtd Avg        Percent of     Wtd Avg        Wtd Avg   Wtd Avg   Wtd Avg
FICO Low             FICO High    Current Balance  Current Balance   GWAC    % MI    FICO       DTI      LTV      % SFD    % PUD
--------             ---------    ---------------  ---------------   ----    ----    ----       ---      ---      -----    -----
            500         524
            525         549
            550         574
            575         599
                                 ------------------------------------------------------------------------------------------------
            600         624           $378,000.00          0.311%     6.37      0   621.579   30.272    71.712   62.963   37.037
                                 ------------------------------------------------------------------------------------------------
            625         649           $325,008.82          4.752%     6.19  3.467   641.058   33.249    75.938   69.287   21.504
                                 ------------------------------------------------------------------------------------------------
            650         674           $279,795.79         11.640%     6.13  1.603   662.304   33.707    77.115   55.545   17.429
                                 ------------------------------------------------------------------------------------------------
            675         699           $244,121.21         13.022%      6.1  4.327   687.671   33.595    78.079   53.866    16.38
                                 ------------------------------------------------------------------------------------------------
            700         724           $236,668.85         12.332%     5.92  4.978   710.934   32.833     79.18   48.156    14.09
                                 ------------------------------------------------------------------------------------------------
            725         749           $233,203.82          8.741%     5.91  7.504   736.811   32.839    78.572   57.535   18.676
                                 ------------------------------------------------------------------------------------------------
            750         774           $224,310.85          5.913%     5.98  6.805   761.196   32.957    79.169   58.298     7.38
                                 ------------------------------------------------------------------------------------------------
            775         799           $309,222.34          3.821%     6.05  4.436   783.949   32.059    79.171     36.8    15.83
                                 ------------------------------------------------------------------------------------------------
            800 max                   $296,685.64          0.917%      5.6  2.222   805.672   34.936    79.119   61.783    8.797
                                 ------------------------------------------------------------------------------------------------


FICO Low                % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA      % NY    % FL
--------                -----------  ----------  ---------  ------------  ----------   ----      ----    ----
            500
            525
            550
            575
                        ---------------------------------------------------------------------------------------------------------
            600                 100         0          0            100        100      54.233        0       0    $1,512,000.00
                        ---------------------------------------------------------------------------------------------------------
            625              95.341         0          0            100     94.438      29.467    1.768   3.064   $23,075,626.22
                        ---------------------------------------------------------------------------------------------------------
            650              75.131         0          0            100     90.292      40.554     9.87   3.793   $56,518,748.48
                        ---------------------------------------------------------------------------------------------------------
            675               51.85         0          0            100     93.617      39.849    5.827    5.66   $63,227,393.64
                        ---------------------------------------------------------------------------------------------------------
            700              50.015         0          0            100     91.995      40.006   10.755   4.957   $59,877,219.29
                        ---------------------------------------------------------------------------------------------------------
            725              44.546         0          0            100     93.754      42.524    8.273   5.198   $42,443,094.56
                        ---------------------------------------------------------------------------------------------------------
            750              45.439         0          0            100      95.44      37.963   13.637   3.306   $28,711,788.85
                        ---------------------------------------------------------------------------------------------------------
            775              37.035         0          0            100     96.914      40.698    9.409   7.443   $18,553,340.49
                        ---------------------------------------------------------------------------------------------------------
            800 max           59.76         0          0            100     97.778      67.357        0       0    $4,450,284.66
                        ---------------------------------------------------------------------------------------------------------


IO LOANS - Nevada

                                     Wtd Avg        Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low             FICO High   Current Balance  Current Balance   GWAC    % MI    FICO      DTI     LTV       % SFD     % PUD
--------             ---------   ---------------  ---------------   ----    ----    ----      ---     ---       -----     -----
            500         524
            525         549
            550         574
            575         599
            600         624
                                ------------------------------------------------------------------------------------------------
            625         649          $444,181.17          0.732%     5.99      0    638.34  35.082   75.054    22.937    77.063
                                ------------------------------------------------------------------------------------------------
            650         674          $261,186.03          0.914%     6.43  13.34    662.08  33.226   80.427     14.57    67.358
                                ------------------------------------------------------------------------------------------------
            675         699          $232,162.43          0.574%     6.07      0    686.94  32.527   73.775    17.857    82.143
                                ------------------------------------------------------------------------------------------------
            700         724          $201,935.35          0.624%     6.17      0   711.574  33.349   79.493     3.843    89.611
                                ------------------------------------------------------------------------------------------------
            725         749          $272,801.69          0.899%     6.15  9.059   737.462   34.07   79.793     38.89     61.11
                                ------------------------------------------------------------------------------------------------
            750         774          $237,404.50          0.489%     6.07  21.52   763.868  31.841    82.07    38.516    40.894
                                ------------------------------------------------------------------------------------------------
            775         799          $260,508.33          0.322%     6.22      0   785.061  21.687   77.359    27.779    72.221
                                ------------------------------------------------------------------------------------------------
            800 max                  $262,723.23          0.108%     5.47      0   809.686  37.198   78.725         0    74.507
                                ------------------------------------------------------------------------------------------------


FICO Low                % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA    % NY    % FL
--------                -----------  ----------  ---------  ------------  ----------   ----    ----    ----
            500
            525
            550
            575
            600
                        --------------------------------------------------------------------------------------------------------
            625              84.038    52.524          0         47.476        100        0      0         0      $3,553,449.34
                        --------------------------------------------------------------------------------------------------------
            650              52.025    27.624          0         59.035     92.204        0      0         0      $4,440,162.56
                        --------------------------------------------------------------------------------------------------------
            675              51.523    64.264          0         35.736     86.927        0      0         0      $2,785,949.13
                        --------------------------------------------------------------------------------------------------------
            700               22.44    44.152          0         55.848        100        0      0         0      $3,029,030.28
                        --------------------------------------------------------------------------------------------------------
            725              45.019    44.929          0         46.012        100        0      0         0      $4,364,827.08
                        --------------------------------------------------------------------------------------------------------
            750               9.082    29.774          0         70.226        100        0      0         0      $2,374,044.99
                        --------------------------------------------------------------------------------------------------------
            775              23.032    41.131          0         35.837        100        0      0         0      $1,563,049.96
                        --------------------------------------------------------------------------------------------------------
            800 max          74.507    25.493          0         74.507        100        0      0         0        $525,446.46
                        --------------------------------------------------------------------------------------------------------


IO LOANS - Aggregate Pool

                                     Wtd Avg        Percent of    Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
FICO Low             FICO High   Current Balance  Current Balance   GWAC    % MI    FICO       DTI      LTV      % SFD    % PUD
--------             ---------   ---------------  ---------------   ----    ----    ----       ---      ---      -----    -----
            500         524
            525         549
            550         574
            575         599
                                ------------------------------------------------------------------------------------------------
            600         624          $378,000.00          0.311%     6.37      0   621.579   30.272    71.712   62.963   37.037
                                ------------------------------------------------------------------------------------------------
            625         649          $311,346.95          6.733%     6.05  7.352   640.005   34.883    76.567   65.575   26.742
                                ------------------------------------------------------------------------------------------------
            650         674          $285,855.82         16.072%     6.05  4.948   662.678   34.436    77.166   52.176   25.617
                                ------------------------------------------------------------------------------------------------
            675         699          $244,869.25         18.912%     6.01  6.093   687.817   34.582    77.254   55.037    21.37
                                ------------------------------------------------------------------------------------------------
            700         724          $235,206.34         18.020%     5.92  4.729   710.587    34.19    78.785   51.347   18.891
                                ------------------------------------------------------------------------------------------------
            725         749          $237,236.11         14.316%     5.97  6.622   737.111   34.395    78.553   55.751   22.946
                                ------------------------------------------------------------------------------------------------
            750         774          $216,130.07          9.882%     5.94  5.557   761.025   33.896    78.902   54.325   15.883
                                ------------------------------------------------------------------------------------------------
            775         799          $267,885.95          6.400%     6.02  5.755   784.773   32.535    78.792   41.362   19.383
                                ------------------------------------------------------------------------------------------------
            800 max                  $249,408.03          1.284%     5.67  1.965    804.68   33.903    79.105   56.844   11.383
                                ------------------------------------------------------------------------------------------------


FICO Low                % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA     % NY     % FL
--------                -----------  ----------  ---------  ------------  ----------   ----     ----     ----
            500
            525
            550
            575
                        --------------------------------------------------------------------------------------------------------
            600                 100         0          0            100        100      54.233       0       0    $1,512,000.00
                        --------------------------------------------------------------------------------------------------------
            625              92.613    30.704          0          66.66        100      34.421   4.047   2.163   $32,691,429.85
                        --------------------------------------------------------------------------------------------------------
            650              76.004    28.983          0         65.393        100      43.389   6.602   3.585   $78,038,638.13
                        --------------------------------------------------------------------------------------------------------
            675              60.074    31.153          0         64.461        100      44.112   3.993   5.335   $91,825,968.24
                        --------------------------------------------------------------------------------------------------------
            700              50.926    32.289          0         62.956        100      44.237   6.404   5.168   $87,496,759.93
                        --------------------------------------------------------------------------------------------------------
            725              51.417    33.237          0         57.246        100      42.501   5.328   6.004   $69,510,180.20
                        --------------------------------------------------------------------------------------------------------
            750              49.599    39.292          0         57.111        100      37.174   9.169    7.93   $47,980,874.42
                        --------------------------------------------------------------------------------------------------------
            775              42.416    36.358          0         57.863        100      33.193   5.901   9.491   $31,074,769.88
                        --------------------------------------------------------------------------------------------------------
            800 max          44.618    28.247          0         69.787        100      55.089       0       0    $6,235,200.62
                        --------------------------------------------------------------------------------------------------------

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 1785
Schedule Balance: $446,365,821.27
AverageSched Bal: $250,064.89
GrossWAC: 5.987
NetWAC: 5.721
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
First CAP: 4.66
Periodic CAP: 1.14
MAXRATE: 11.66
MINRATE: 2.62
MTR: 39.64
MARGIN: 2.62
OLTV: 77.98
COLTV: 87.50
FICO: 708.087
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              0.43
4.001 - 4.500                                                              1.78
4.501 - 5.000                                                              4.70
5.001 - 5.500                                                             14.37
5.501 - 6.000                                                             35.07
6.001 - 6.500                                                             28.03
6.501 - 7.000                                                             11.79
7.001 - 7.500                                                              3.32
7.501 - 8.000                                                              0.49
8.001 - 8.500                                                              0.02
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.36
50,000.01 - 100,000.00                                                     3.93
100,000.01 - 150,000.00                                                   10.52
150,000.01 - 200,000.00                                                   10.09
200,000.01 - 250,000.00                                                   10.11
250,000.01 - 275,000.00                                                    4.66
275,000.01 - 350,000.00                                                   14.19
350,000.01 - 400,000.00                                                   10.21
400,000.01 - 450,000.00                                                    6.57
450,000.01 - 500,000.00                                                    6.96
500,000.01 - 550,000.00                                                    4.84
550,000.01 - 600,000.00                                                    4.90
600,000.01 - 750,000.00                                                    6.35
750,000.01 - 850,000.00                                                    1.24
850,000.01 - 950,000.00                                                    1.39
950,000.01 - 1,000,000 00                                                  1.97
1,000,000.01 - 1,250,000.00                                                0.97
1,250,000.01 - 1,500,000.00                                                0.29
1,500,000.01 >=                                                            0.43
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
349.000                                                                    0.11
351.000                                                                    0.09
352.000                                                                    0.07
353.000                                                                    0.15
354.000                                                                    1.36
355.000                                                                    1.46
356.000                                                                    3.78
357.000                                                                   27.32
358.000                                                                   14.40
359.000                                                                   43.11
360.000                                                                    8.15
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                  Percent
--------------------------------------------------------------------------------
0 - 59                                                                   100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
 0                                                                         8.15
 1                                                                        43.11
 2                                                                        14.40
 3                                                                        27.32
 4                                                                         3.78
 5                                                                         1.46
 6                                                                         1.36
 7                                                                         0.15
 8                                                                         0.07
 9                                                                         0.09
11                                                                         0.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        41.73
FL                                                                         5.34
AZ                                                                         4.03
WA                                                                         4.06
GA                                                                         2.81
CO                                                                         3.18
NV                                                                         4.91
NY                                                                         5.75
IL                                                                         2.90
NC                                                                         1.98
Other                                                                     23.30
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.14
50.001 - 60.000                                                            2.78
60.001 - 70.000                                                            6.58
70.001 - 75.000                                                            7.95
75.001 - 80.000                                                           75.91
80.001 - 85.000                                                            0.47
85.001 - 90.000                                                            3.90
90.001 - 95.000                                                            1.26
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.80
50.001 - 60.000                                                            2.22
60.001 - 70.000                                                            2.89
70.001 - 75.000                                                            4.05
75.001 - 80.000                                                           18.90
80.001 - 85.000                                                            2.89
85.001 - 90.000                                                           34.97
90.001 - 95.000                                                           21.93
95.001 - 100.000                                                          11.36
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          7.66
650.000 - 699.999                                                         38.06
700.000 - 749.999                                                         35.17
750.000 - 799.999                                                         17.71
800.000 - 819.999                                                          1.40
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
GEMICO                                                                     0.20
MORTGAGE GUARANTY INSURANCE CO                                             0.24
OLTV <= 80 - NO MI                                                        94.36
PMI MORTGAGE INSURANCE CO                                                  2.53
RADIAN                                                                     2.38
REPUBLIC MORTGAGE INSUANCE CO                                              0.11
TRIAD                                                                      0.16
UGIC                                                                       0.02
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 38.27
OWNER OCCUPIED                                                            59.66
SECOND HOME                                                                2.06
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                14.61
CONDO                                                                      9.04
CO-OP                                                                      0.22
HI-RISE CONDO                                                              0.96
PUD                                                                        4.78
PUD ATTACHED                                                               2.03
PUD DETACHED                                                              14.65
SINGLE FAMILY                                                              6.55
SINGLE FAMILY ATTACHED                                                     2.01
SINGLE FAMILY DETACHED                                                    45.15
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              17.12
PURCHASE                                                                  68.97
RATE/TERM REFI                                                            13.91
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        32.38
NO DOC                                                                     5.31
STATED INCOME                                                             62.31
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
Y                                                                        100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
 36.000                                                                   59.89
 60.000                                                                   39.11
 84.000                                                                    0.43
120.000                                                                    0.57
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                         32.96
Y                                                                         67.04
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         80.29
Y                                                                         19.71
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 7, 2004 10:33                    Page 1 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
0.000                                                                     80.29
12.000                                                                     0.12
30.000                                                                     0.04
36.000                                                                    19.37
42.000                                                                     0.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   5.73
0.001 - 10.000                                                             0.35
10.001 - 20.000                                                            4.58
20.001 - 30.000                                                           18.13
30.001 - 40.000                                                           55.00
40.001 - 50.000                                                           15.30
50.001 - 60.000                                                            0.88
60.001 - 70.000                                                            0.03
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                55.04
NON CONFORMING                                                            44.96
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                              13.59
6 MONTH LIBOR                                                             86.41
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              8.43
2.001 - 2.500                                                             13.55
2.501 - 3.000                                                             78.02
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                    Percent
--------------------------------------------------------------------------------
1.000                                                                      8.46
5.000                                                                     91.54
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     86.41
2.000                                                                     13.59
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
8.501 - 9.000                                                              0.11
9.001 - 9.500                                                              0.30
9.501 - 10.000                                                             1.15
10.001 - 10.500                                                            3.87
10.501 - 11.000                                                           20.05
11.001 - 11.500                                                           17.43
11.501 - 12.000                                                           27.73
12.001 - 12.500                                                           20.03
12.501 - 13.000                                                            7.08
13.001 - 13.500                                                            2.01
13.501 - 14.000                                                            0.24
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              8.43
2.001 - 2.500                                                             13.55
2.501 - 3.000                                                             77.99
3.001 - 3.500                                                              0.02
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         85.31
2                                                                          7.24
3                                                                          3.43
4                                                                          4.01
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.57
3 YEAR ARM                                                                59.89
5 YEAR ARM                                                                30.64
6 MONTH ARM                                                                8.46
7 YEAR ARM                                                                 0.43
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                         Percent
--------------------------------------------------------------------------------
N                                                                         64.70
Y                                                                         35.30
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                               13.59
GREENPOINT                                                                86.41
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Dec 7, 2004 10:33                    Page 2 of 2

Deal Name:                    GSAA 04-11

Detailed collateral info

                     # of Loans   Balance        Avg. Balance   % of group balance    WAC       WARM   FICO   OLTV
------------------   ----------   ------------   ------------   ------------------    ------    ----   ----   ------
Aggregated
0-50000                      43     $1,700,413        $39,544                 0.35%     6.43     358    718    76.82%
50000-75000                  77      5,013,576         65,111                 1.03     6.288     358    714    77.61
75000-100000                156     13,857,777         88,832                 2.85     6.161     358    711    77.94
> 100000                  1,651    464,977,222        281,634                95.76     5.983     358    707    77.95

silent 2nds               1,300    313,416,421        241,090                64.55     6.003     358    710    78.41

Loans with LPMI             135    $30,440,515       $225,485               100.00%    6.351     358    707    90.38%

original ltv
                80        1,792   $455,108,473       $253,967                93.73%    5.969     358    707    77.11%
80.01-85                     12      3,091,836        257,653                 0.64      6.18     359    688    83.86
85.01-90                     89     19,449,133        218,530                 4.01     6.362     358    706    89.59
90.01-95                     34      7,899,547        232,340                 1.63      6.39     358    719    94.89
95.01-100

Credit Score
600 - 624                     6     $2,358,305       $393,051                 0.49%    6.245     359    622    74.69%
625 - 649                   114     35,455,183        311,010                  7.3     6.059     358    640    76.29
650 - 674                   307     87,572,570        285,253                18.04     6.063     358    663    77.27
675 - 699                   404     99,828,121        247,099                20.56     6.016     358    688    77.06
700 & Above               1,096    260,334,811        237,532                53.62     5.949     358    740    78.76

OWNER OCCUPIED              911   $294,763,506       $323,560                60.71%    5.877     358    699    77.86%
NON OWNER                   975    180,558,114        185,188                37.19     6.185     358    721    78.33
SECOND HOME                  41     10,227,369        249,448                 2.11      5.92     359    722    73.45

2-4 family                  238    $75,961,291       $319,165               100.00%    6.281     358    716    77.96%

Documentation Type
stated Doc           STATED INCOME       1,174   $298,369,496             $254,148     61.45%   6.028   358      705
No DOC               FULL/ALTERNAT         641    158,257,926              246,892     32.59    5.831   358      710
Full/Alt Doc         NO DOC                112     28,921,566              258,228      5.96    6.521   358      711

IO loans
rates:
3.51 - 4.00                   6     $1,919,550       $319,925                 0.43%    3.965     355    707    79.48%
4.01 - 4.50                  30      7,941,633        264,721                 1.78     4.363     357    714    76.09
4.51 - 5.00                  70     20,977,083        299,673                  4.7     4.837     357    707    74.69
5.01 - 5.50                 239     64,146,737        268,396                14.37     5.382     358    711    76.72
5.51 - 6.00                 591    156,556,843        264,902                35.07     5.827     358    710    77.81
6.01 - 6.50                 524    125,125,498        238,789                28.03     6.311     358    710    78.77
6.51 - 7.00                 239     52,604,717        220,103                11.79     6.761     358    699    79.52
7.01 - 7.50                  69     14,814,855        214,708                 3.32     7.271     358    699     78.2
7.51 - 8.00                  16      2,167,406        135,463                 0.49     7.837     358    681    79.93
8.01 - 8.50                   1        111,500        111,500                 0.02      8.25     359    696       95

DTI
0.000 & Below               120    $32,161,578       $268,013                 6.62%    6.413     358    713    80.67%
0.001 - 5.000                 3        496,100        165,367                  0.1     6.033     358    755    73.34
5.001 - 10.000                6      1,075,125        179,187                 0.22     6.243     358    714    80.79
10.001 - 15.000              27      5,691,543        210,798                 1.17     5.867     358    724    74.29
15.001 - 20.000              76     15,587,064        205,093                 3.21     6.088     358    713    76.42
20.001 - 25.000             133     30,303,098        227,843                 6.24     6.004     358    709    75.84
25.001 - 30.000             234     57,027,167        243,706                11.74     5.943     358    709     78.4
30.001 - 35.000             427    102,021,449        238,926                21.01     5.947     358    703    78.08
35.001 - 40.000             646    163,437,928        253,000                33.66     6.012     358    708    78.55
40.001 - 45.000             178     51,014,155        286,596                10.51     5.849     358    705    77.39
45.001 - 50.000              66     22,044,822        334,012                 4.54     5.898     358    709    75.84
50.001 - 55.000               6      2,994,353        499,059                 0.62       5.8     359    684    67.37
55.001 & Greater              5      1,694,607        338,921                 0.35     5.701     359    712    70.68

Northern-CA                 243    $86,136,655       $354,472                36.04%    5.794     358    709    77.29%
Sourthern-CA                290    110,017,787        379,372                46.04     5.939     358    705    76.72
New York                     93     32,762,716        352,287                13.71     6.285     358    709    79.76
New Jersey                   30     10,063,528        335,451                 4.21     6.077     357    705    80.89

                     Combined LTV    Eff. LTV    DTI      % of Full Doc    % of Primary Owner    % Single Family    % of IO loans
------------------   ------------    --------    -----    -------------    ------------------    ---------------    -------------
Aggregated
0-50000                     89.21%      71.15%   31.91            30.09%                 8.72%             76.89%           94.82%
50000-75000                 88.41       75.24    31.75            43.15                 14.56              65.86            88.59
75000-100000                88.82       76.34    32.48            42.83                    23              55.63            94.64
> 100000                    86.99        76.5    34.37            32.18                 62.52              52.38            91.87

silent 2nds                 92.53       78.36    34.42            34.06                 58.02              52.13            95.48

Loans with LPMI             90.38%      67.37%   33.55            14.99%                83.32%             64.99%           82.71%

original ltv
                80          86.84%      77.07%   34.31            33.77%                59.19%             51.87%           92.55%
80.01-85                    83.86       71.96    33.16            11.16                  98.1              57.72            68.42
85.01-90                    89.59       67.02    33.21            19.93                 74.19              68.13            89.56
90.01-95                    94.89       66.42    34.38             4.34                   100               60.1            71.45
95.01-100

Credit Score
600 - 624                   79.97%      74.69%   29.29            35.89%               100.00%             76.25%           64.11%
625 - 649                   82.37       74.65    34.81            31.52                 92.58              64.82             92.2
650 - 674                   85.06       75.96    34.71            29.02                 77.31              51.43            89.11
675 - 699                   86.85       75.53    34.74            31.84                 60.39              53.58            91.98
700 & Above                 88.52       77.25    33.93             34.2                 50.55              50.92            93.07

OWNER OCCUPIED              87.32%      75.84%   35.34            32.53%               100.00%             56.19%           90.35%
NON OWNER                   86.77       77.66     32.8            31.38                     0              47.87            94.62
SECOND HOME                  84.8       73.45    33.16            55.96                     0              37.32            89.97

2-4 family                  86.07%      77.09%   33.96            19.66%                38.33%              0.00%           85.83%

Documentation Type
stated Doc                  78.18%      87.01%   77.04%           33.18                  0.00%             57.04%           54.28%
No DOC                      76.89       87.84    76.24            36.41                   100              60.58            49.64
Full/Alt Doc                81.31       83.28    71.78                0                     0              99.24            53.03

IO loans
rates:
3.51 - 4.00                 88.10%      79.48%   31.59            86.66%               100.00%             65.64%          100.00%
4.01 - 4.50                 88.88       76.09    37.24            31.32                  98.7              64.96              100
4.51 - 5.00                 84.56       73.92    33.45            36.81                 93.36              70.44              100
5.01 - 5.50                 85.66       76.01    34.63            44.73                 71.91              57.69              100
5.51 - 6.00                 87.37       76.81    35.03            36.08                 65.55              53.65              100
6.01 - 6.50                  88.2       77.35    33.13            26.58                 42.82              53.18              100
6.51 - 7.00                    89       77.12    34.08            22.75                 49.72              47.53              100
7.01 - 7.50                 88.42       74.99    33.49            14.89                 46.41              34.44              100
7.51 - 8.00                 89.52       69.22    32.87             2.81                 69.68              44.09              100
8.01 - 8.50                    95        66.5        0                0                   100                  0              100

DTI
0.000 & Below               82.49%      72.10%       0            10.07%                98.99%             51.19%           79.57%
0.001 - 5.000                93.8       73.34     3.29            76.64                     0              23.36              100
5.001 - 10.000              88.84       73.63     8.09            63.91                 31.81               32.1              100
10.001 - 15.000             81.87       73.73    12.94            37.53                 30.51              61.03              100
15.001 - 20.000             85.76       75.61    18.37            21.15                 43.03              57.55            94.57
20.001 - 25.000             84.98       75.42    22.54            23.23                 44.24              51.22            95.62
25.001 - 30.000                87       77.46    27.75            25.55                 53.43              50.62            91.09
30.001 - 35.000             87.51       76.93    32.71            28.82                 59.08              57.45            92.72
35.001 - 40.000             88.66       77.29    37.39            30.55                 57.55               51.4            92.34
40.001 - 45.000             86.46       76.99    42.37             52.1                 67.87              51.32            91.37
45.001 - 50.000             88.07       75.36    47.41            73.98                 75.91              51.52            98.37
50.001 - 55.000             74.11       67.37    52.37              100                   100              11.97            78.31
55.001 & Greater            85.86       70.68    56.67              100                 93.39              93.39              100

Northern-CA                 87.14%      76.73%   35.36            32.38%                67.53%             66.48%           96.47%
Sourthern-CA                   85       75.91    36.56            37.24                  68.7              53.48            93.78
New York                    87.14       75.69    32.37             10.9                 73.37              53.39            78.39
New Jersey                  83.94       71.77    34.21            12.94                 79.41              49.84            80.28

                     % Cashout
------------------   ---------
Aggregated
0-50000                   9.77%
50000-75000              11.19
75000-100000             14.52
> 100000                 17.99

silent 2nds               7.37

Loans with LPMI          15.04%

original ltv
                80       17.97%
80.01-85                 42.48
85.01-90                 16.79
90.01-95                     0
95.01-100

Credit Score
600 - 624                64.11%
625 - 649                38.15
650 - 674                31.45
675 - 699                18.22
700 & Above               9.83

OWNER OCCUPIED           20.48%
NON OWNER                13.71
SECOND HOME              12.04

2-4 family               10.81%

Documentation Type
stated Doc               93.22%   19.67%
No DOC                   91.33    13.14
Full/Alt Doc             81.94    23.76

IO loans
rates:
3.51 - 4.00              13.34%
4.01 - 4.50              12.58
4.51 - 5.00               7.66
5.01 - 5.50              19.47
5.51 - 6.00              15.04
6.01 - 6.50              18.98
6.51 - 7.00              20.97
7.01 - 7.50              14.67
7.51 - 8.00              25.47
8.01 - 8.50                  0

DTI
0.000 & Below            22.41%
0.001 - 5.000                0
5.001 - 10.000               0
10.001 - 15.000          20.05
15.001 - 20.000             26
20.001 - 25.000          23.33
25.001 - 30.000          19.64
30.001 - 35.000          15.69
35.001 - 40.000          15.99
40.001 - 45.000          19.75
45.001 - 50.000          12.27
50.001 - 55.000          13.33
55.001 & Greater         22.44

Northern-CA              17.42%
Sourthern-CA             22.64
New York                 16.34
New Jersey               32.64